As filed with the Securities and Exchange Commission on April 20, 2026
Registration Nos. 333-176870; 811-07772

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 26	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 167	☒

MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
(Exact Name of Registered Separate Account)

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Name of Insurance Company)
One Sammons Plaza, Sioux Falls, SD 57193
(Address of Insurance Company’s Principal Executive Offices)
1-605-335-5700
(Insurance Company’s Telephone Number, including Area Code)
Brett Agnew
Senior Vice President and Deputy General Counsel
Midland National Life Insurance Company
Sammons Financial Group
8300 Mills Civic Parkway
West Des Moines, IA 50266
(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box):
☒    on May 1, 2026 pursuant to paragraph (b) of Rule 485
If appropriate, check the following box:
☐    this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
☐    New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing
☐    Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐    If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☐    Insurance Company relying on Rule 12h-7 under the Exchange Act
☐    Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act

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Prospectus
May 1, 2026
LiveWell Variable Annuity
AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
ISSUED THROUGH:
Midland National Life Separate Account C
BY
Midland National Life Insurance Company

This prospectus describes what you should know before purchasing the LiveWell Variable Annuity Contract (the “Contract”), an individual flexible premium deferred variable annuity contract issued by Midland National Life Insurance Company. The Contract is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs. The minimum initial premium for a Contract is $10,000.
The Contract offers Subaccounts (“Subaccount(s)”) which, in turn, each invest in a mutual fund portfolio (“Investment Portfolio”). See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for additional information about each investment option.
The Contract is a complex investment vehicle and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes and tax penalties.
Our obligations under the Contract are subject to our financial strength and claims-paying ability.
Please read this prospectus carefully and keep it for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
You may cancel your Contract within your ten (10) day Free Look period. We deem the Free Look period to expire 10 days after you have received your Contract. Some states and situations may require a longer Free Look period. Upon cancellation, you will receive either the accumulation value (which may be more or less than the premium payments you paid), or if greater and required by your state, your premiums minus any partial withdrawals. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Replacing an existing annuity with the Contract may not be of financial benefit to you. Your existing annuity may be subject to fees or penalties on surrender. Compare the fees, charges, coverage provisions and limitations, if any, of your existing contract with those of the Contract described in this prospectus.

The availability of investment options, Contract benefits, or other Contract features described in this Prospectus may vary depending on the broker-dealer through which the Contract is sold. See APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACT DESCRIBED IN THIS PROSPECTUS IS NOT A BANK DEPOSIT, NOT AN OBLIGATION OF A BANK, AND IS NOT GUARANTEED BY A BANK. THIS CONTRACT IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. THE CONTRACT INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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DEFINITIONS
For your convenience, below is a glossary of the special terms we use in this prospectus.
Accumulation Unit means the units credited to each investment option in the separate account before the maturity date.
Accumulation Unit Value means the value of an Accumulation Unit of a Subaccount for a Valuation Period.

Accumulation Value means the sum of the amounts you have in the investment option(s) of our separate account under your in-force Contract. This may also be referred to as account value.
Annuitant means the person whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The annuitant may not be changed during the annuitant’s lifetime.
Annuitization means an election of an annuity payment option.
Annuitize means an election to receive regular income payments from your Contract under one of the annuity payment options. An election to annuitize your Contract may be irrevocable. If you elect to annuitize your Contract, you will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available.
Beneficiary means the person or persons to whom the Contract’s death benefit will be paid in the event of the death of an owner.
Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading generally 3:00 p.m. Central Time.
Company (or we/us) means Midland National Life Insurance Company.
Contract Anniversary means the same date in each Contract year as the issue date.
Contract Month means a month that starts on the same date as the issue date in each month. For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; subsequent Contract months will begin on the first day of each month (March 1, March 31, May 1, May 31, etc.).
Contract Quarter means a three-month period that starts on the same date as the issue date in each three-month period. For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; Contract quarters will begin on the first day of each quarter (May 1, July 31, and October 31).
Contract Year means a year that starts on the issue date or on each Contract anniversary thereafter.
Customer Service Center means where you must send correspondence, service or transaction requests, and inquiries to P.O. Box 9261, Des Moines, Iowa, 50306-9261 or via fax (866) 511-7038. The toll free telephone number is (866) 747-3421. Please note: Premium payments must be sent to P.O. Box 9261, Des Moines, Iowa, 50306-9261. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, West Des Moines, Iowa 50266-3833. This should only be used for mail delivered via a courier.

Death Benefit means the amount that we will pay to the beneficiary in the event of the death of the owner if the Contract is still in-force and in the Accumulation phase. The amount of the death benefit is based on which death benefit option is elected and determined as of the business day that our Customer Service Center receives the required documentation in good order.
Enhanced Death Benefit means the optional Enhanced Death Benefit available for an additional charge, which pays your beneficiary the greater of (i) your accumulation value, (ii) your net premium, and (iii) your Enhanced Death Benefit value. For more detailed information, see the “Death Benefit” section.

Gain means the difference, if any, between your accumulation value and the total premiums received less any reduction for partial withdrawals on a dollar for dollar basis.
Good Order means all of the information necessary to process a transaction, as we determine in our discretion. Transaction requests will generally be processed on the business day they are received at the Customer Service Center as long as the request is in good order. For more detailed information see “Administrative Procedures” section.

Gross Premium means (1) if you do not elect an Optional Value Endorsement, your premium payment(s) before any partial withdrawals; and (2) if you do elect an Optional Value Endorsement, this means your premium payments before any partial withdrawals and any surrender charges.
Investment Option means an option or division of our separate account which invests exclusively in one share class of one investment portfolio of a Trust or Fund (collectively “Portfolio”).
Issue Age means the age of the owner on the last birthday before the issue date. In the case of Joint owners, Issue Age is based on the age of the oldest of the Joint Owners. For non-natural owners, Issue Age is based on the age of the Annuitant.
Issue Date means the date the Contract goes into effect and from which Contract anniversaries, Contract months, Contract quarters, and Contract years are determined.
Maturity Date means the date, specified in your Contract, on which income payments will begin. The earliest possible maturity date is the first Contract anniversary at which time you may annuitize your full accumulation value. The maximum maturity date is the Contract anniversary immediately following the annuitant’s 115th birthday.
Net Premium means (1) if you do not elect an Optional Value Endorsement, total premiums received less any reductions for partial withdrawals on a pro-rata basis; and (2) if you do elect an Optional Value Endorsement, this means total premiums received less any reductions for partial withdrawals and less applicable surrender charges on a pro-rata basis.
Owner means the person(s) or entity that is named in the application or on the latest change filed with us who is entitled to exercise all rights and privileges provided in the Contract.
Payee means the person who is entitled to receive annuity payments after annuitization. On or after the maturity date, the owner will be the payee. The beneficiary is the payee of the proceeds at the death of the owner, if the date of death is prior to the maturity date.
Principal Office means Midland National Life Insurance Company’s principal place of business located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Please note: You must send all correspondence, service or transaction requests, inquiries, and premium payments to our Customer Service Center.
Proof of Death means a certified copy of the death certificate or any other proof satisfactory to us.
Remaining Premium means if you elect the Optional Value Endorsement, the premium payments made less the partial withdrawals taken and less any surrender charges on a dollar for dollar basis.
Return of Premium Death Benefit means the optional Return of Premium Death Benefit available for an additional charge, which pays your beneficiary the greater of (i) your accumulation value or (ii) your net premium. For more detailed information, see the “Death Benefit” section.

Separate Account means the Midland National Life Separate Account C which receives and invests your premiums under the Contract. Our separate account is divided into subaccounts.
Subaccount means a division of our Registered Separate Account which invests exclusively in one share class of one Investment Portfolio. We may use this term interchangeably with the term “Investment Division.”

Surrender Value means (1) if you do not elect an Optional Value Endorsement, the separate account accumulation value on the date of surrender less the quarterly Contract maintenance fee and any state premium tax, if applicable; and (2) if you do elect an Optional Value Endorsement, this means the separate account accumulation value on the date of surrender less any applicable surrender charge, quarterly Contract maintenance fee and any state premium tax, if applicable. This may also be referred to as cash surrender value.
Valuation Period means the time beginning at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m., Central Time) on one business day and ending at the close of regular trading on the New York Stock Exchange on the next business day. Midland National reserves the right to revise the definition of valuation period as needed in accordance with applicable federal securities laws and regulations.

Written Notice means a notice or request submitted in a written form satisfactory to us, that is signed and dated by the owner and received by us at our Customer Service Center in good order at P.O. Box 9261, Des Moines, Iowa 50306-9261 or via fax (866) 511-7038. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, Des Moines, Iowa 50266-3833.

SUMMARY
OVERVIEW OF THE CONTRACT
What is the Contract, and what is it designed to do?
The LiveWell Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement through the various investment options offered.
The Contract also offers death benefits to help protect your designated beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. Lastly, annuities provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime.
This Contract is intended for those with a long investment time horizon. It may not be appropriate if you need to make early or frequent withdrawals, intend to engage in frequent trading in the investment options or plan to use this as a short-term investment.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and can transfer the accumulation value between the various investment options which may be subject to some limitations. Additional information about the available investment options can be found in the “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”
The income phase begins when we begin making payments to you. If you elect to annuitize the Contract, all or part of your accumulation value is converted into guaranteed annuity payments. You will be unable to make withdrawals from your annuitized accumulation value and your death benefit under the Contract will terminate upon annuitization.
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the accumulation value to a the investment options offered.
Tax Treatment: The premium payments you put into the Contract accumulate on a tax-deferred basis. This means earnings are not taxed until money is withdrawn from the Contract such as: (1) making a withdrawal from the Contract, (2) receiving systematic payments from the Contract or (3) at the time the death benefit is paid.
Dollar Cost Averaging: You may choose to have automatic periodic transfers made monthly, quarterly, semi-annual or annual of a predetermined dollar amount from the source account (any investment option) into one or more of the other investment options offered under the Contract. The dollar cost averaging program allows such investments to be made in installments over time. The DCA program is not available when there is an active portfolio rebalancing program on the Contract.
Portfolio Rebalancing: This allows you to have us automatically reset the percentage of the accumulation value allocated to each investment option to a pre-set percentage level on a quarterly, semi-annual, or annual basis. This can help you select a specific asset allocation and maintain it over time. The portfolio rebalancing program is not available when there is an active DCA program on the Contract.
Death Benefits: The Contract offers a basic death benefit for your beneficiaries, ensuring they receive the minimum of your accumulation value. There are also two optional death benefits you may elect, for an additional charge, that may increase the death benefit.
Annuity Payment Options: You may elect to convert all or some of your accumulation value into guaranteed annuity payments from us. Annuitization terminates your death benefit. However, depending on the annuity payment option you select, such as period certain, annuity. payments continue after death of the Owner. See “Maturity Date - Payment Options” for payment options.

KEY INFORMATION
Important Information You Should Consider About the Contract

FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Owners who have a Contract without an Optional Value Endorsement can make withdrawals without being assessed a surrender charge of up to 8% as a percent of premiums withdrawn during the first seven years following the premium payment. If you elect an Optional Value Endorsement and make a withdrawal within the first Contract Year after the premium payment, you could pay a surrender charge of up to $8,000 on a $100,000 investment. This loss will be greater if there are taxes or tax penalties.
Charges, Fees and Deductions – Optional Value Endorsement-Surrender Charges Summary – Fee Table – Transaction Expenses
Are There Transaction Charges?
Yes.
In addition to surrender charges, you may also be charged for other transactions, such as fund transfers when transferring between investment options more than 15 times a year, or if you request expedited delivery or wire transfer of funds.
Charges, Fees and Deductions – Transfer Charge
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Summary – Fee Table – Annual Expenses

Annual Fee	Minimum	Maximum
Base Contract Expenses[1,2]	0.94%	1.14%
Investment Portfolios[3] (Portfolio Company fees and expenses)	0.01%	0.03%
Optional benefits available for an additional charge[4]	0.25%	0.55%

1 As a percentage of accumulated value in each investment option.
[2] Includes mortality and expense risk charge, asset based administration charge, and contract maintenance fee.
3 As a percentage of average daily net assets of the investment option before any applicable waivers.
4 As a percentage of average accumulated value

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.
			Annual Fund Expenses

FEES AND EXPENSES	Lowest Annual Cost: $1,927	Highest Annual Cost: $3,384	LOCATION IN PROSPECTUS
	Assumes: •Investment of $100,000	Assumes: •Investment of $100,000	Additional Information about LiveWell Variable Annuity - Suitability of the Contract
	•5% annual appreciation	•5% annual appreciation	Summary - Fee Table - Example
	•Least expensive combination of Base Contract charges (i.e. selection of the 7 year Optional Value Endorsement) and portfolio fees and expenses	•Most expensive combination of Base Contract charges (i.e. no Optional Value Endorsement), additional benefits, and portfolio fees and expenses
	•No optional death benefits	•No additional purchase payments, transfers, or withdrawals
	•No additional purchase payments, transfers, or withdrawals	•No sales charges
•No sales charges

RISKS		LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs. A surrender charge may apply for up to seven years from the last premium payment if an Optional Value Endorsement is elected, which would reduce the amount received. Amounts withdrawn from the Contract may also result in taxes and tax penalties.
Principal Risks of Investing in the Contract
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose. Each investment option has its own unique risks. You should review the investment options before making an investment decision.
Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?	Investing in the Contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. There is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including financial strength ratings, is available upon request by calling (866) 747-3421.	Principal Risks of Investing in the Contract

RESTRICTIONS		LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?	Yes. •We do not currently charge a fee for transfers among investment options but reserve the right to impose a transfer fee of $15 for transfers in excess of 15 per Contract year.	Detailed Information ABout the Contract –Your Accumulation Value – Transfers of Accumulation Value;
•We reserve the right to add, remove or substitute investment options.
	•The Company also has policies and procedures that attempt to detect and deter frequent transfers.	Transfer Limitations
	•We reserve the right to reject or place limitations on the acceptance and allocation of additional premiums.	Detailed Information about the Contract - Premium Payments
Are There any Restrictions on Contract Benefits?
Yes.
•Certain optional benefits may limit withdrawals or other rights under the Contract. Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.
Summary – Features of LiveWell Variable Annuity – Death Benefit
	•The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold and the state or date of purchase.	Appendix C - State Variations Appendix D - Financial Intermediary Variations
	•Selection of certain benefits (i.e. Optional Value Endorsements) may subject you to a surrender charge.	Summary – Fee Table – Transaction Expenses

•We may modify or discontinue offering an optional benefit for new elections at any time. We reserve the right to end certain benefits, such as the Dollar Cost Averaging Program or the Portfolio Rebalancing Program, upon notice to you.

	•You may participate in either the Dollar Cost Averaging Program or the Portfolio Rebalancing Program, but not both.	Benefits Available Under the Contract
TAXES		LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?	•You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.	Federal Tax Status
•There is no additional tax deferral benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
•Earnings in the Contract are taxed at the ordinary income tax rates when you make the withdrawal, and a penalty may apply if you make the withdrawal before age 59 1/2.

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?
Financial professionals will receive compensation for selling the Contract. The financial professional will receive a base commission and may also receive trailing compensation based on the Contracts’ accumulation value. Financial professionals may have an incentive to offer or recommend the Contract over another investment.
Additional Information – Distribution of the Contracts
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.
Detailed Information about the Contact – Tax-Free “Section 1035” Exchanges

FEE TABLE
The following tables describe the fees and expenses for the Contract, that you will pay when purchasing, owning, making partial withdrawals from and surrendering the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulation value between investment options. State premium taxes may also be deducted.
Transaction Expenses

Contract Owner Transaction Expenses without an Optional Value Endorsement	Maximum Charge
Sales Load Imposed on Premiums (as a percentage of premiums)	None
Surrender Charge[2] (as a percentage of premiums withdrawn)	None
Transfer Fee[1]	$15

Contract Owner Transaction Expenses with an Optional Value Endorsement	Maximum Charge
Sales Load Imposed on Premiums (as a percentage of premiums)	None
Surrender Charge[2] (as a percentage of premiums withdrawn)	8.0%
Transfer Fee[1]	$15
1    Currently the charge is $0, but we reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year.
2    See the table below.

Length of Time From Each Premium Payment (Number of Years)	Optional 5-Year Value Endorsement (As a Percentage of Premium Withdrawn)	Optional 6-Year Value Endorsement (As a Percentage of Premium Withdrawn)	Optional 7-Year Value Endorsement (As a Percentage of Premium Withdrawn)
0	7%	7%	8%
1	6%	6%	7%
2	5%	5%	6%
3	4%	4%	5%
4	3%	3%	4%
5	0%	2%	3%
6	0%	0%	2%
7+	0%	0%	0%
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Administrative Expenses	Maximum Charge
Administrative Expenses (Annual Rate)[1]	$40

Base Contract Expenses[2] (as a percentage of average accumulation value)	Maximum Charge
Total Separate Account Annual Expenses - No Optional Value Endorsement	1.10%
Total Separate Account Annual Expenses with 5-Year Optional Value Endorsement	1.00%
Total Separate Account Annual Expenses with 6-Year Optional Value Endorsement	0.95%
Total Separate Account Annual Expenses with 7-Year Optional Value Endorsement	0.90%

Optional Death Benefit Expenses (as a percentage of average accumulation value)	Maximum Charge
Return of Premium Death Benefit	0.25%
Enhanced Death Benefit	0.55%
1    Administrative Expenses consist of a contract maintenance fee. This fee is collected on a quarterly basis ($10 per quarter) at the end of each Contract quarter, on or before the maturity date, and on full surrender. If your accumulation value is greater than $50,000 at the end of Contract quarter, at the time of full surrender or on the maturity date, then we will not charge a Contract maintenance fee.
2    We refer to the base contract expenses as the separate account annual expenses elsewhere in this prospectus. The base contract expenses include a mortality and expense risk charge and an asset based administration expense charge. If you elect an Optional Value Endorsement, the base contract expenses are reduced. See “Charges and Deductions” for more information.

The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of the Portfolios corresponding to investment options available under the Contract, including their annual expenses, may be found at the back of this document in “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”
Annual Portfolio Expenses

	Min	Max
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses (before reimbursements and/or fee waivers) as of 12/31/2025	0.50%	2.54%
Expenses after reimbursements and/or fee waivers as of 12/31/2025[1]	0.01%	2.38%
1The Expenses after reimbursements and/or fee waivers as of 12/31/2025 line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce the Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus. Reimbursements and fee waivers can be terminated at any time at the option of a Portfolio.
Example
The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual portfolio expenses.
The examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1: This example shows the charges for a Contract without the Optional Value Endorsement (i.e., 1.10% base contract expenses and $40 annual administrative expenses), with the Enhanced Death Benefit (i.e., 0.55%) and the highest level of portfolio expenses (without waiver of fees or expenses).

Whether or not you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$4,247	$12,838	$21,561	$43,965
Example 2: This example shows the charges for a Contract with the Optional 5-Year Value Endorsement (i.e., 1.00% base contract expenses and $40 annual administrative expenses), with the Enhanced Death Benefit (i.e., 0.55%) and the highest level of portfolio expenses (without waiver of fees or expenses).
(1) If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$10,448	$17,053	$23,804	$43,142
(2) If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$4,148	$12,553	$21,104	$43,142

Example 3: This example shows the charges for a Contract with the Optional 7-Year Value Endorsement (i.e., 0.90% base contract expenses and $40 annual administrative expenses), with the Enhanced Death Benefit (i.e., 0.55%) and the lowest level of portfolio expenses (without waiver of fees or expenses).
(1) If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$9,220	$11,645	$14,327	$23,168
(2) If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$2,020	$6,245	$10,727	$23,168
Example 4: This example shows the charges for a Contract without the Optional Value Endorsement (i.e., 1.10% base contract expenses and $40 annual administrative expenses), without the Enhanced Death Benefit and the lowest level of portfolio expenses (without waiver of fees or expenses).
Whether or not you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,920	$5,940	$10,213	$22,116
The examples do not reflect state premium taxes (which may range up to 3.5%, depending on the jurisdiction).
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Short-Term Investment Risk. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. Withdrawals and surrenders may be subject to a surrender charge (see “Optional Value Endorsement Risk” below), taxes and tax penalties (see “Adverse Tax Consequences Risk” below), and will also reduce the value of your death benefit (see “Death Benefits Risk” below), and these charges and reductions could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.
Investment Option Investment Risk. You bear the risk of any decline in the accumulation value of your Contract resulting from the performance of the investment options you have chosen. The accumulation value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each investment option. This risk could have a significant negative impact on certain benefits and guarantees under Contract. The investment risks are described in the prospectuses for the investment options.

Insurance Company Financial Strength Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promised.
Adverse Tax Consequences Risk. Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you make a partial withdrawal from a Non-Qualified Contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from gain and then from your premium payments. When you make a partial withdrawal, you are taxed on the amount of the surrender that is gain. If you make a full surrender, you are generally taxed on the amount that your surrender proceeds exceed the “investment in the contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals that came out of the premiums). Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive after annuitization are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.
Death Benefits Risk. Withdrawals from the Contract will reduce the value of your death benefit and could reduce the value of the Return of Premium Death Benefit or the Enhanced Death Benefit by more, even significantly more, than the amount withdrawn. If you elect an optional death benefit for an additional charge, it is possible that the amount payable at death will be no greater than the amount that would be payable under the Accumulation Value Death Benefit, for which there is no charge. Withdrawals will also reduce the likelihood of increasing the Enhanced Death Benefit through a step up on any eligible Contract Anniversary.
Optional Value Endorsement Risk. If you elect an Optional Value Endorsement, your withdrawals will be subject to a surrender charge on amounts in excess of the free withdrawal amount during the surrender charge period you selected in exchange for reduced Base Contract expenses for the life of your Contract. If you take withdrawals during the surrender charge period, it is possible the surrender charges assessed will be greater than the savings provided by this fee reduction over the time you own the Contract. If you do not elect an Optional Value Endorsement, your withdrawals will not be subject to a surrender charge, and you will pay higher Base Contract expenses for the life of your Contract. It is possible that you will pay more in Base Contract expenses over the time you own the Contract than you would have paid in surrender charges had you elected an Optional Value Endorsement.
Contract Changes Risk. We reserve the right, subject to applicable law, to add, remove or substitute the shares of an Investment Portfolio that are held in a Subaccount, and to limit the maximum number of investment options in which you may invest at any one time. New or substitute Investment Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of an Investment Portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that Investment Portfolio and substitute shares of another Investment Portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940, as amended, or other applicable law.

We also reserve the right to reject and/or place limitations on the acceptance and allocation of additional premiums. If we do so, you may be unable or limited in your ability to increase your accumulation value through additional premiums, which, in turn, will affect the amounts that may be applied to an annuity payout option or toward any death benefit paid.
We also reserve the right to limit transfers in accordance with our policies and procedures to detect and deter frequent transfers.
We may modify or discontinue offering an optional benefit for new elections at any time. We may also modify or end certain benefits under the contract that are not subject to an additional charge, such as the Dollar Cost Averaging Program or the Portfolio Rebalancing Program, upon notice to you.
Catastrophic Events Risk. Catastrophic event risks including, but not limited to, terrorist attacks, floods, severe storms or hurricanes, computer cyber-terrorism, military actions, or a pandemic disease (e.g., COVID-19), could have a material and adverse effect on our business in several respects by: causing long-term interruptions in our service and the services provided by our significant vendors; creating economic uncertainty, and reducing or halting economic activity; disrupting the financial markets and adversely affecting the value, volatility, and liquidity of securities and other instruments; increasing mortality or mortality risks that could adversely affect our claims experience, the actuarial assumptions that underlie our insurance products, and the costs of reinsurance. The extent to which these types of catastrophic events may impact our business, results of operations, financial condition, liquidity, or prospects will depend on future developments that are highly uncertain and cannot be predicted.
Cyber-Security Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyberattacks. Cyberattacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely). Cybersecurity risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized release of confidential customer information. The risk of cyberattacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyberattacks, a cybersecurity breach could occur and persist for an extended period of time without detection. Such systems failures and cyberattacks affecting us, Sammons Financial Network, LLC, the underlying portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your accumulation value. For instance, cyberattacks may: interfere with our processing of Contract transactions, including the processing of internet transactions or transactions with the underlying portfolios; impact our ability to calculate accumulation unit values or the ability of the underlying portfolios to calculate share values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying portfolios or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future.
FEATURES OF LIVEWELL VARIABLE ANNUITY
The LiveWell Variable Annuity, a flexible premium deferred variable annuity, described in this prospectus provides for accumulation of assets (the “accumulation value”) and payment of annuity payments. The Contract is designed to aid individuals in long-term planning for retirement or other long-term purposes.
The Contract is available for situations that do not qualify for the special federal tax advantages available under the Internal Revenue Code (“Non-Qualified Contract”), including non-qualified stretch contracts, and for retirement plans which do qualify for those tax advantages (“Qualified Contract”). Non-qualified stretch contracts are intended to comply with Internal Revenue Code rules for post-death payments to beneficiaries. You should consult with your tax advisor to determine the tax implications of purchasing the Contract. This Contract does not offer any additional tax benefits when purchased under a qualified plan. See “Suitability of the Contract” section for more detailed information.
Replacing an existing annuity with the Contract may not be of financial benefit to you. Your existing annuity may be subject to fees or penalties on surrender. Compare the fees, charges, coverage provisions and limitations, if any, of your existing annuity with those of the Contract described in this prospectus before replacing an existing annuity.
This Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. You should not buy this Contract:
•    if you are looking for a short-term investment; or
•    if you cannot risk getting back less money than you put in.
Your “Free Look” Right
You can examine the Contract and return it to us for any reason within ten (10) days after you receive it for a refund of the accumulation value (which may be more or less than the premium payments you paid), or if greater and required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations. See “Free Look” section for more details.

Your Accumulation Value
Your accumulation value depends on:
•    the amount and frequency of premium payments,
•    the selected investment option’s investment experience,
•    partial withdrawals, and
•    charges and deductions.
You bear the investment risk under the Contract. There is no minimum guaranteed accumulation value and you could lose accumulation value invested in this Contract.
Flexible Premium Payments
You may pay premiums whenever you want, prior to annuitization, and in whatever amount you want, within certain limits and subject to our ability to refuse any premiums. The minimum initial premium for a Contract is $10,000. You may make additional payments of $1,000 or more at any time after the free-look period. By current company practice, we will also accept additional payments via automatic bank draft in amounts of $100 or more per month.
For non-qualified stretch contracts, premiums must be received in the form of death benefit proceeds form a non-qualified annuity contract through a tax-free exchange pursuant to Section 1035 of the Internal Revenue Code.
Unless you receive approval from us, the maximum amount of premium you can pay into this Contract prior to the maturity date is $2,000,000. Also, an initial or additional premium that would cause the contract value of all annuities that you maintain with Midland

National to exceed $5,000,000 requires our prior approval. This limit is calculated for each annuitant or owner and is based on all active annuity contracts.
Investment Choices
You allocate your accumulation value to the investment options of our separate account available under this Contract, each of which invests in a Portfolio. Currently, we do not limit the maximum number of investment options in which you may invest. However, we reserve the right to limit the maximum number of investment options invested in at any one time.
Information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance is available in an appendix to the prospectus. See “APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.” Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio, which are available online at www.srslivewell.com/prospectus or delivered (in paper or electronic format) upon request at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com.
Each Portfolio pays a different investment management or advisory fee and has different operating expenses. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for the Portfolio.
We allocate your premiums and investment allocations to the investment options you choose. The value of your Contract will fluctuate daily during the accumulation period depending on the investment options you have chosen; you bear the investment risk.
Frequent or Disruptive Transfers
Frequent, large, programmed, or short-term transfers among the investment options can cause risks with adverse effects for other owners (and beneficiaries and portfolios). These risks and harmful effects include:
•    dilution of the interests of long-term investors in an investment option if transfers into the option are made at unit values that are priced below the true value or transfers out of the investment option are made at unit values priced higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);
•    an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and
•    increased brokerage and administrative expenses.
In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment options of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
Individuals or organizations that use market-timing strategies and make frequent transfers should not purchase the Contract.
Surrenders and Partial Withdrawals
You may generally withdraw all or part of your surrender value at any time, before annuity payments begin. Withdrawals, also known as partial withdrawals, will reduce your net premium and accumulation value which will affect the death benefit on this Contract. See “Surrenders and Partial Withdrawals” section within the "Detailed Information About the Contract" section for more information. The amount you request (plus any surrender charge, if applicable) will be deducted from your accumulation value. We will also deduct a quarterly Contract maintenance fee, as applicable. You may take a surrender in a lump sum or choose to elect an income through annuitization that will continue as long as you live or for some other period you elect. See “Free Withdrawal Amount” section for more information.
If you elect the Optional Value Endorsement, then we will deduct surrender charges for partial withdrawals in excess of the free withdrawal amount, or full surrenders (including annuitizations) during the surrender charge period. Partial withdrawals will reduce your net premium, remaining premium, and accumulation value as well as the death benefit on this Contract. See “Surrenders and Partial Withdrawals” section within the "Detailed Information About the Contract" section for more information. We will impose applicable surrender charges on any surrender or partial withdrawal in excess of the free withdrawal amount available under the Optional Value Endorsement (including surrenders to begin annuity payments).
If you do not elect the Optional Value Endorsement, then we will not deduct surrender charges for partial withdrawals, full surrenders and annuitizations.
You may also elect a systematic withdrawal option. See “Systematic Withdrawals” section.

A partial withdrawal or surrender may have negative tax consequences, including a 10% tax penalty on certain surrenders prior to age 59 1⁄2. Under Non-Qualified Contracts, gain, if any, is withdrawn first for tax purposes and is taxed as ordinary income. See “FEDERAL TAX STATUS” section, and “Electing an Annuity Payment Option” section. Partial withdrawals could reduce the death benefit significantly and also the potential for increases in the enhanced death benefit. Surrenders from Contracts used for tax-qualified retirement plans may be restricted or penalized by the terms of the plan or applicable law.
Administrative Procedures
We may accept a request for Contract service in writing, by telephone, or other approved electronic means at our Customer Service Center, subject to our administrative procedures, which vary depending on the type of service requested and may require proper completion of certain forms, providing appropriate identifying information and/or other administrative requirements. We will process your request at the accumulation unit value next determined after you have met all administrative requirements in good order. In the case of multiple primary beneficiaries, the amount received by each primary beneficiary will be their proportional share of the death benefit as of each primary beneficiary’s required documentation is in good order. If no optional death benefit is elected, the death benefit is the accumulation value at the time we receive the required documentation in good order for each primary beneficiary. If the Return of Premium Death Benefit is elected, the death benefit is the greater of the accumulation value and net premiums determined at the time the first primary beneficiary claim is in good order. Once the greater of the accumulation value and net premiums is determined, each remaining primary beneficiary’s proportion of the death benefit is subject to the performance of the elected investment options until required documentation for their portion of the death benefit is in good order. If the Enhanced Death Benefit is elected, the death benefit is the greater of the accumulation value, net premiums, and the Enhanced Death Benefit value, determined at the time the first primary beneficiary claim is in good order. Once the greater of the accumulation value, net premiums, and the Enhanced Death Benefit value is determined, each remaining primary beneficiary’s proportion of the death benefit is subject to the performance of the elected investment options until required documentation for their portion of the death benefit is in good order.
Good order means that all of the information necessary to process a transaction is provided. This includes any required forms are accurately filled out and that we have all the signatures and other information we require, including written notice and proper notification, as we determine in our discretion. To the extent applicable, this information and documentation generally includes your completed application or service form, the Contract number, the transaction amount (in dollars or percentages as applicable), the full names of and allocations to and/or from the investment options affected by the requested transaction, the signatures of all owners, exactly as registered on the Contract, social security number or taxpayer I.D. and any other information or supporting documentation that we may require. Please sign and date all of your requests. With respect to purchase requests, good order also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
For transactions submitted by telephone, facsimile or internet, the transaction must be completed in good order prior to the close of regular trading of the New York Stock Exchange, generally 3:00 p.m. Central Time.

Death Benefit
The LiveWell Variable Annuity Contract pays the elected death benefit when the owner dies before the maturity date, if the Contract is still in-force. The death benefit is equal to:
a) the accumulation value death benefit, which equals the accumulation value;
b) if elected for additional charge, the return of premium death benefit, which equals the greater of accumulation value or net premium; or
c) if elected for additional charge, the enhanced death benefit, which equals the greatest of accumulation value, net premium, or the annual step-up value.
The death benefit options can only be elected at the time of application. If no election is made, the accumulation value death benefit (or, for Contracts purchased prior to January 1, 2021, the return of premium death benefit) will apply. Net premiums referenced above are reduced on a proportionate basis, not on a dollar for dollar basis, for partial withdrawals. Partial withdrawals, including required minimum distributions, will reduce the death benefit by the same proportion that the accumulation value was reduced by the partial withdrawal. The death benefit could be reduced by more than the amount of withdrawal, and could be reduced significantly. State premium taxes may also be deducted from all death benefit proceeds. See the “Death Benefit” section.
The death benefit is determined at the time we receive due proof of death, an election of how the death benefit is to be paid, and any other documents or forms required in good order. The amount of the death benefit will be calculated on the business day that our Customer Service Center receives a complete death benefit claim based on the election made at the time of application. In the case of multiple primary beneficiaries, the amount received by each primary beneficiary will be their proportional share of the death benefit as of each primary beneficiary’s required documentation is in good order. If no optional death benefit is elected, the death benefit is the accumulation value at the time we receive the required documentation in good order for each primary beneficiary. If the Return of Premium Death Benefit is elected, the death benefit is the greater of the accumulation value and net premiums determined at the time the first primary beneficiary claim is in good order. Once the greater of the accumulation value and net premiums is determined, each remaining primary beneficiary’s proportion of the death benefit is subject to the performance of the elected investment options until required documentation for their portion of the death benefit is in good order. If the Enhanced Death Benefit is elected, the death benefit is the greater of the accumulation value, net premiums, and the Enhanced Death Benefit value, determined at the time the first primary beneficiary claim is in good order. Once the greater of the accumulation value, net premiums, and the Enhanced Death Benefit value is determined, each remaining primary beneficiary’s proportion of the death benefit is subject to the performance of the elected investment options until required documentation for their portion of the death benefit is in good order.
If your spouse chooses to continue the Contract under spousal continuance, by current company practice they will receive the Death Benefit. This amount would be allocated among Investment Options in accordance with the current allocations for the Contract and may be, under certain circumstances, considered earnings. If you selected one or both of the optional benefit riders available for an additional charge when you purchased your Contract and your spouse chooses to continue the Contract under spousal continuance, the optional benefit rider(s) will terminate and the charge(s) for the optional benefit rider(s) will no longer be deducted under the continued Contract. The Death Benefit under the continued Contract will be the standard Contract Value Death Benefit. All Surrender Charges are waived under the continued Contract.

ADDITIONAL INFORMATION ABOUT LIVEWELL VARIABLE ANNUITY
SUITABILITY OF THE CONTRACT
Because of the fees and expenses and possible loss of principal, the Contracts are not appropriate for short-term investment (especially if you elect an Optional Value Endorsement due to the surrender charge schedule). In addition, Non-Qualified Contracts may be most appropriate for those who have already made maximum use of other tax favored investment plans such as 401(k) plans. The tax-deferred feature of the Contract is most favorable to those in high tax brackets. The tax-deferred feature is not necessary for a tax-qualified plan. In such instances, purchasers should consider whether other features, such as the death benefit and lifetime annuity payments make the Contract appropriate for their purposes. Before purchasing a Contract for use in a qualified plan, you should obtain competent tax advice both as to the tax treatment of the Contract and the suitability of the investment for your particular situation.
This Contract is not designed for resale or speculation, arbitrage, viatical settlements or any type of collective investment scheme. This Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not purchasing or intending to use this Contract, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.
OTHER PRODUCTS
We may offer other variable annuity contracts through our separate account that also invest in some of the same portfolios. These annuity contracts may have different charges and may offer different benefits. We encourage you to carefully consider the costs and benefits of the Contract to ensure that it is consistent with your personal investment goals and needs. To obtain more information about these annuity contracts, contact your registered representative, or call us at (866) 747-3421.
INQUIRIES AND CORRESPONDENCE
If you have any questions about your Contract or need to make changes, then contact the registered representative who sold you the Contract, or contact us at our Customer Service Center:
P.O. Box 9261
Des Moines, Iowa 50306-9261
Phone : (866) 747-3421 (toll-free)
Fax : (866) 511-7038 (toll-free)
You currently may send correspondence and transaction requests to us at the above Customer Service Center address or by facsimile or telephone at the numbers listed above. Our service representatives are available between the hours of 7:30 a.m. and 5:00 p.m. Monday through Friday (Central Standard Time), excluding holidays and any day the New York Stock Exchange is not open. Any requests for partial withdrawals, transfers, and surrenders sent to another number or address may not be considered received at our Customer Service Center and will not receive that day’s price. The procedures we follow for facsimile requests include a written confirmation sent directly to you following any transaction request. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. We may revoke facsimile, internet and telephone transaction privileges at any time for some or all owners. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, West Des Moines, Iowa 50266-3833.
The procedures we follow for transactions initiated by telephone may include requirements that callers identify themselves and the owner by name, social security number, date of birth of the annuitant or an owner, or other identifying information. We disclaim any liability for losses resulting from unauthorized or allegedly unauthorized facsimile, internet or telephone requests that we believe to be genuine. We may record all telephone requests. There are risks associated with requests made by facsimile (possible falsification of faxed documents by others), internet or telephone (possible falsification of owner identity) when the original signed request is not sent to our Customer Service Center. You bear those risks.
Facsimile, internet, and telephone correspondence and transaction requests may not always be available. Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should mail your correspondence and transaction request to our Customer Service Center.
ELECTRONIC ACCOUNT INFORMATION
You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may elect to discontinue e-Delivery at any time and may also request paper copies of any documents by contacting our Customer Service Center. You may obtain more information and assistance at www.srslivewell.com or by writing us at our mailing address

P.O. Box 9261, Des Moines, Iowa 50306-9261 or by telephone at (866) 747-3421. Prospectuses and shareholder reports for investment options are available online at srslivewell.com/prospectus.
STATE VARIATIONS
Certain provisions of the Contracts may be different than the general description in this prospectus, and certain options may not be available, because of legal restrictions in your state. See your Contract for specific variations since any such variations will be included in your Contract or endorsements attached to your Contract. See your registered representative or contact our Customer Service Center for additional information that may be applicable to your state. For more information see “APPENDIX C – STATE VARIATIONS”. All material state variations are disclosed in Appendix C to this prospectus.
OUR SEPARATE ACCOUNT C AND ITS INVESTMENT OPTIONS
The separate account is the Midland National Life Separate Account C, established under the insurance laws of the State of South Dakota in March 1991 and now governed by Iowa law. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not involve any SEC supervision of its management or investment contracts. The separate account is divided into subaccounts, called investment options, each of which invests exclusively in shares of one investment portfolio of a Trust or Fund. You may allocate part or all of your premiums to any of the investment options of our separate account available under this Contract (some restrictions may apply). Your accumulation value in a subaccount will vary based on the investment experience of the corresponding investment portfolio in which the subaccount invests. There is a risk of loss of the entire amount invested. You bear the risk of any decline in accumulation value of your Contract resulting from the performance of the investment options you have chosen.
Information regarding each Investment Portfolio, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT” of this prospectus. Appendix A also includes information about “closed” investment options.
Our separate account buys and sells the shares of each portfolio at net asset value (with no sales or surrender charge). More detailed information about the portfolios and their investment objectives, policies, risks, charges, expenses and other aspects of their operations, appear in their prospectuses and in each portfolio’s Statement of Additional Information. You should read the portfolios’ prospectuses carefully before investing, allocating or transferring money to any portfolio. The portfolios’ prospectuses (or summary prospectuses) are available online at www.srslivewell.com/prospectus. You can also receive a current copy of a prospectus (or summary prospectus) for each of the portfolios by contacting your registered representative or by calling our Customer Service Center at (866) 747-3421 or writing to our Customer Service Center, Midland National Life Insurance Company, P.O. Box 9261, Des Moines, Iowa 50306-3833.
The portfolios, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the fees disclosed in the portfolios’ prospectuses including investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each portfolio. Owners, through their indirect investment in the portfolios, bear the costs of these fees. The amount of these payments may be substantial, may vary between portfolios, and generally are based on a percentage of the assets in the portfolios that are attributable to the Contracts and other variable insurance products issued by Midland National. These percentages currently range up to 0.50% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, issuing, marketing, and administering the Contracts, and, that we incur in our role as intermediary, in promoting and marketing the portfolios. Midland National and its affiliates may profit from these payments.
AMOUNTS IN OUR SEPARATE ACCOUNT
The amount you have in each investment option is represented by the value of the accumulation units. The value you have in an investment option is the accumulation unit value times the number of accumulation units credited to you. Amounts allocated, transferred or added to the investment options are used to purchase accumulation units. Accumulation units of an investment option are purchased when you allocate premiums or transfer amounts to that option. Accumulation units are sold or redeemed when you make a surrender, partial withdrawal or transfer amounts from an investment option, and to pay the death benefit when an owner dies. We also redeem units to pay for certain charges.
We calculate the number of accumulation units purchased or redeemed in an investment option by dividing the dollar amount of the transaction by the investment option’s accumulation unit value at the end of that day, if it is a business day. If it is not a business day, we will use the unit value on the next business day. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.
The accumulation units of each investment option have different accumulation unit values. We determine accumulation unit values for the investment options at the end of each business day. The accumulation unit value for each investment option is initially set at $10.00. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios.

Accumulation unit values reflect investment income, the portfolios’ realized and unrealized capital gains and losses, and the portfolios’ expenses. The accumulation unit values also reflect the daily asset charges we deduct from our separate account. Additional information about the accumulation unit values is contained in the SAI.
WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT
We own the assets of our separate account and use them to support your Contract and other variable annuity contracts. We may permit charges owed to us to stay in the separate account. Thus, we may also participate proportionately in the separate account. These accumulated amounts belong to us and we may transfer them from the separate account to our general account. The assets in the separate account equal to the reserves and other liabilities of the separate account may not be charged with liabilities arising out of our other business. The obligations under the Contracts are our obligations, and we are obligated to pay all amounts promised to investors under the Contracts, subject to our financial strength and claims-paying ability. The income, gains and losses (realized and unrealized) of the separate account are credited to or charged against the separate account without regard to our other income, gains, or losses. Under certain unlikely circumstances, one investment option of the separate account may be liable for claims relating to the operations of another investment option.
OUR RIGHT TO CHANGE HOW WE OPERATE OUR SEPARATE ACCOUNT
We have the right to modify how we operate the separate account. In making any changes, we may not seek approval of owners (unless approval is required by law). We have the right to:
•    add investment options to, or remove investment options from our separate account;
•    combine two or more investment options within our separate account;
•    withdraw assets relating to our variable annuities from one investment option and put them into another. However, if required, we would first seek approval from the Securities and Exchange Commission;
•    eliminate a portfolio’s shares and substitute shares of another portfolio or another open-end, registered investment company. This may happen if the portfolio’s shares are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of the separate account’s purposes. However, if required, we would first seek approval from the Securities and Exchange Commission and the insurance regulator where the Contract is delivered;
•    end the registration of our separate account under the Investment Company Act of 1940;
•    operate our separate account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of “interested persons” of Midland under the Investment Company Act of 1940); and
•    operate our separate account or one or more of the investment options in any other form the law allows, including a form that allows us to make direct investments. In addition, we may disapprove any change in investment advisors or investment policies unless a law or regulation provides differently.
If any changes are made that result in a material change to any investment option, then you will be notified. We may, for example, cause the investment option to invest in another mutual fund other than or in addition to the current portfolios, subject to legal and regulatory requirements.
If automatic allocations (such as premiums automatically deducted from your bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment option that is removed or no longer available, and if you do not give us other instructions, then any amounts that would have gone into the removed or closed investment option will be allocated to a Money Market Fund investment option.
If you are enrolled in a dollar cost averaging, automatic rebalancing, automatic premiums, or a comparable program while an underlying investment option merger, substitution or liquidation takes place, unless otherwise noted in a communication from us, your accumulation value invested in such investment option will be transferred automatically to the designated surviving investment option in the case of mergers, the replacement investment option in the case of substitutions, and an available Money Market Fund in the case of investment option liquidations. Your DCA or automatic rebalancing enrollment instructions will be automatically updated to reflect the surviving investment option, the replacement investment option or a Money Market Fund for any continued and future transfers or premium payments.
You may want to transfer the amount in that investment option as a result of changes we have made. If you do wish to transfer the amount you have in that investment option to another investment option of our separate account, then you may do so, without charge, by writing to our Customer Service Center. At the same time, you may also change how your premiums are allocated.
DETAILED INFORMATION ABOUT THE CONTRACT

REQUIREMENTS FOR ISSUANCE OF A CONTRACT
Any person wishing to purchase a Contract may submit an application form and an initial premium payment of at least $10,000. The sale must take place through a representative who is licensed, registered and authorized to sell the Contract. The maximum issue age for the Contract is 90 (the owner’s age).
If your application is complete and in good order (see “Administrative Procedures” section, then we will accept or reject it within two business days of receipt. If the application is incomplete, then we will attempt to complete it within five business days. If it is not complete at the end of this period (or cannot be accepted for some other reason), then we will inform you of the reason for the delay and the premium payment will be returned immediately unless you let us keep the premium until the application is complete. Your initial premium is held in a non-interest bearing suspense account (which is part of our general account) until your Contract is issued or your premium is refunded. While your premium is in that account, your premium is not protected from claims of our general creditors.
We will allocate your initial premium payment according to your instructions if we receive it or accept your application (whichever is later) at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time). We will then price the accumulation units purchased with your premium payment at the unit value determined at the close of that valuation period. If we receive your initial premium payment or accept your application (whichever is later) after the close of regular trading on the New York Stock Exchange, we will credit accumulation units at the unit value determined at the close of the next valuation period.
There may be delays in our receipt of applications that are outside of our control because of the failure of the selling registered representative to forward the application to us promptly, or because of delays in their broker dealer determining that the Contract is suitable for you. Any such delays will affect when your Contract can be issued and when your premium payment is allocated among investment options of our separate account.
We may offer other variable annuity contracts that have different death benefits, contract features, and optional benefits. However, these other contracts also have different charges that would affect your investment performance and accumulation value. To obtain more information about these other contracts, contact our Customer Service Center.
FREE LOOK
You may cancel your Contract within your ten (10) day Free Look period. We deem the Free Look period to expire 10 days after you have received your Contract. Some states and situations may require a longer Free Look period. There are no investment restrictions during the Free Look period.
To cancel your Contract, you need to return your Contract and any other documentation that we may require, in good order, to the registered representative who sold it to you or to our Customer Service Center. If you cancel your Contract, then we will return:
•    The accumulation value (which may be more or less than the premium payments you paid), or
•    If greater and required by your state, your premiums minus any partial withdrawals.

See Appendix C - State Variations for more information.
TAX-FREE “SECTION 1035” EXCHANGES
You can generally exchange one non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there may be a surrender charge on this Contract, other charges may be higher (or lower), and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you purchase the Contract in exchange for an existing annuity contract from another company, we may not receive your premium payment from the other company for a substantial period of time after you sign the application and send it to us, and we cannot credit your premium to the Contract until we receive it.
If you are considering a partial exchange of an annuity contract, you should consider the conditions described by Revenue Procedure 2011-38, effective for transfers that are completed on or after October 24, 2011. Under Revenue Procedure 2011-38: (1) the period of time after which cash can be withdrawn from either contract is 180 days beginning on the date of the transfer and (2) annuity payments that satisfy the newly enacted partial annuitization rule under Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.
You should consult with and rely upon a tax adviser if you are considering a contract exchange.

PREMIUM PAYMENTS
You can make additional premium payments at any time prior to annuitization and in whatever amount you want, within certain limits and subject to our right to refuse any premiums. Your initial investment must be at least $10,000. You may make additional payments of $1,000 or more at any time after the free-look period. By current company practice, we will also accept additional payments via automatic bank draft in amounts of $100 or more per month. Unless you receive approval from us, the maximum amount of premium you can pay into this Contract prior to the maturity date is $2,000,000. In addition, an initial or additional premium that would cause the accumulation value or total value of all annuities that you maintain with Midland National to exceed $5,000,000 requires our prior approval. This limit is calculated for each annuitant or owner and is based on all active annuity contracts.
Premium payments will be credited as of the end of the valuation period in which they are received by us, in good order. Investments after the initial premium payment may be made at any time up to the maturity date. We may refuse to accept certain forms of premium payments (e.g., third party checks, traveler’s checks, money orders). We reserve the right to accept or reject any premium payment or form of payment. If we exercise our right to reject and/or place limitations on the acceptance and allocation of additional premiums, you may be unable or limited in your ability to increase your accumulation value through additional premiums, which, in turn, will affect the amounts that may be applied to an annuity payout option or toward any death benefit paid.
The mailing address to send premium payments to us is: Midland National Life Insurance Company, P.O. Box 9261, Des Moines, Iowa 50306-9261.
Allocation of Premium Payments
You will specify your desired premium allocation on the Contract’s application form. Your instructions in your application will dictate how to allocate your premiums. Allocation percentages may be any whole number (from 0 to 100) and the sum must equal 100. The allocation instructions in your application will apply to all other premiums you pay, unless you change subsequent premium allocations by providing us with written instructions. We reserve the right to limit the number of investment options in which you can allocate your premiums or accumulation value.
Changing Your Premium Allocation Percentages
You may change the allocation percentages of your premiums by writing to our Customer Service Center and telling us what changes you wish to make. We may offer other means to make this type of request with proper authorization and verification. These changes will affect transactions as of the date we receive your request at our Customer Service Center. Changing your allocation instructions will not change the way your existing accumulation value is allocated among the investment options. While the Dollar Cost Averaging (DCA) program is in effect, the allocation percentages that apply to any premiums received will be the DCA allocation percentages unless you specify otherwise. (See “Dollar Cost Averaging” section).
YOUR ACCUMULATION VALUE
Your accumulation value is the sum of your amounts in the various investment options. Your accumulation value will vary daily to reflect the investment performance of the investment option(s) you select, any premium payments, partial withdrawals, surrenders, and charges assessed in connection with the Contract. Transaction charges are made on the effective date of the transaction. Charges against our separate account are reflected daily.
There is no guaranteed minimum accumulation value for amounts allocated to the investment options of our separate account. You bear the investment risk. An investment option’s performance will cause your accumulation value to go up or down each valuation period.
Transfers of Accumulation Value
You generally may transfer amounts among the investment options prior to maturity date, unless otherwise noted. The minimum transfer amount is $100 or 100% of the investment option if less than $100. The minimum amount does not have to come from or be transferred to just one investment option. The only requirement is that the total amount transferred that day equals the transfer minimum.
Completed transfer requests received at our Customer Service Center in good order before the New York Stock Exchange closes for regular trading (usually 3:00 p.m. Central Time) are priced at the unit value determined at the close of that valuation period. If we receive your completed transfer request in good order after the close of a valuation period, we will process the transfer request at the unit value determined at the close of the next valuation period.
For information regarding telephone or facsimile requests, see “Inquiries and Correspondence” section. Transfers may be delayed under certain circumstances. See “When We Pay Proceeds from This Contract” section. We currently do not charge for transfers between investment options, but reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with active DCA or automatic rebalancing programs.
We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner we deem appropriate for some, all or specific owners.
TRANSFER LIMITATIONS
Frequent, large, programmed or short-term transfers among investment options, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by owners. In particular, such transfers may dilute the value of the portfolios’ shares, interfere with the efficient management of the portfolios’ investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect our owners and the portfolios from potentially harmful trading activity, we have implemented certain market timing and excessive trading policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent or short-term transfer activity among the investment options of the separate account that may adversely affect other owners or portfolio shareholders.
More specifically, currently our Market Timing Procedures are intended to detect potentially harmful trading or transfer activity by monitoring for excessive trading. We currently define excessive trading as:
•    More than one purchase and sale of the same investment option within a 60-calendar day period, commonly referred to as a “round trip”. Two or more “round trips” involving the same investment option within a 60-calendar day period is considered excessive trading.
•    Six round-trips involving the same investment option within a twelve month period.
We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. We will review those transfers (and other transfers in the same Contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if we believe that the activity is potentially harmful, we will suspend that Contract’s transfer privileges and we will not accept another transfer request telephonically or electronically (fax, internet, etc.) for 14 business days. We will attempt to inform the owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their telephone and electronic transfer privilege is suspended for 14 days. If we do not succeed in reaching the owner or registered representative by phone, we will send a letter by first class mail to the owner’s address of record.
We reserve the right to apply our market timing procedures to all of the investment options available under the Contracts, including those investment options that invest in portfolios that affirmatively permit frequent and short-term trading in other variable annuity contracts offered by us or other insurance companies. Therefore, if you allocate premiums or your accumulation value to this type of investment option, you may indirectly bear the effects of market timing or other frequent trading. These portfolios might not be appropriate for long-term investors. For a complete description of each portfolios’ trading policies, review each portfolios’ prospectus.
In addition to our own market timing procedures, managers of the investment portfolios might contact us if they believe or suspect that there is market timing or other potentially harmful trading, and if so we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. If so, we will inform the owner and/or registered representative. You will bear any investment loss involved in a reversal.
To the extent permitted by applicable law, we reserve the right to delay or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, we will attempt to contact you by telephone for further instructions. If we are unable to contact you within 5 business days after we have been advised that your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment option. You should also be aware that as required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose portfolios are offered through the Contract. Trading information of an owner is shared under these agreements as necessary for the fund companies to monitor portfolio trading and may include personal contract information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict an owner’s transactions if the fund company determines that the owner has violated the portfolio’s excessive/frequent trading policy. This could include the fund company directing us to reject any allocations of premium or Contract value to the portfolio or all portfolios within the fund family. We are contractually obligated to comply with all restrictions imposed by the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change our parameters to monitor for a different number of transfers with different time periods, and we may include other factors such as the size of transfers made by owners within given periods of time, as well as the number of “round trip” transfers into and out of particular investment options for purposes of applying the parameters used to detect potential market timing and other potentially harmful activity. We may aggregate transfers made in two or more Contracts that We believe are connected (for example, two Contracts with the same owner, or owned by spouses, or owned by different partnerships, trusts, or corporations that are under common control, etc.).
We do not include transfers made pursuant to the DCA program and portfolio rebalancing program in these limitations. We may vary our market timing procedures from investment option to investment option, and may be more restrictive with regard to certain investment options than others. We may not always apply these detection methods to investment options investing in portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
We reserve the right to place restrictions on the methods of implementing transfers for all owners that we believe might otherwise engage in trading activity that is harmful to others. For example, we might only accept transfers by original “wet” owner signature conveyed through the U.S. mail (that is, we can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means, or overnight courier service). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.
Owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit our ability to restrict or deter harmful transfers. Furthermore, the identification of owners determined to be engaged in transfer activity that may adversely affect other owners or portfolios’ shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit value to others. We apply our Market Timing Procedures consistently to all owners without special arrangement, waiver, or exception. We may vary our Market Timing Procedures among our other variable insurance products to account for differences in various factors, such as operational systems and Contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, we cannot guarantee that the portfolios will not suffer harm from frequent, programmed large, or short-term transfers among investment options of variable policies issued by other insurance companies or among investment options available to retirement plan participants.
SURRENDERS AND PARTIAL WITHDRAWALS
You may withdraw all or part of your surrender value by sending us a written request at our Customer Service Center in good order. The surrender value is the separate account accumulation value minus any quarterly Contract maintenance fees, if applicable, and any applicable surrender charge, if you elect one of the Optional Value Endorsements. In some states a state premium tax charge may also be deducted. Surrenders may be restricted by a retirement plan under which you are covered. Partial withdrawals must be made in amounts of $1,000 or more (except for systematic withdrawals described below) and cannot reduce your accumulation value to less than $500. If a partial withdrawal results in your accumulation value becoming less than $500, then the entire surrender value must be withdrawn. A full surrender request, regardless of the accumulation value, must be submitted in writing. We reserve the right to change this process at any time. For a full surrender, you must send in your Contract with your surrender request or sign a lost contract statement.
You may request partial withdrawals up to $50,000 via telephone, four times a calendar year per Contract, provided prior written authorization has been received by our Customer Service Center. You will be required to verify personally identifiable information at the time you request a partial withdrawal. If there are joint owners, both owners must be on the telephone at the time of request.
Telephone authorization will remain in effect until we receive written notification from you to terminate this authorization. If the Contract has joint owners, both owners are required to sign the written notification to terminate telephone authorization. We, at our sole discretion, may discontinue this program at any time. There are some restrictions on telephone partial withdrawals; please call our Customer Service Center with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We reserve the right to restrict, suspend or eliminate the use of, or modify the requirements for making, telephone partial withdrawals at any time.
Any required tax withholding and surrender charges, if applicable, will be deducted from the amount paid. In addition, upon full surrender a quarterly Contract maintenance fee, if applicable, (and possibly a state premium tax charge) may also be subtracted.
Completed surrender or partial withdrawal requests received in good order at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If we receive your completed surrender or partial withdrawal request in good order after the close of a valuation period, we will process the surrender request at the unit value determined at the close of the next valuation period.

We will generally pay the surrender or partial withdrawal amount from the separate account within seven days after we receive a properly completed surrender or partial withdrawal request in good order. See “Administrative Procedures” section. We may defer payment for more than seven days when:
•    trading on the New York Stock Exchange is restricted as defined by the SEC;
•    the New York Stock Exchange is closed (other than customary weekend and holiday closing);
•    an emergency exists or if for any reason it is not reasonably practicable to dispose of or fairly value the securities held in an investment option;
•    for such other periods as the SEC may by order permit for the protection of owners; or
•    your premium check has not cleared your bank.
See “When We Pay Proceeds from This Contract” section.
If we defer payment for 30 or more days, then during the period of deferment, we will pay interest at the rate required by the jurisdiction in which this Contract is delivered.
Unless you specify otherwise, your partial withdrawal will be deducted from all investment options in the same proportion as your accumulation value bears to each investment option.
Surrenders and partial withdrawals will generally have Federal income tax consequences that can include income tax penalties and tax withholding. Surrenders and partial withdrawals may be restricted under certain qualified contracts. You should consult with and rely on your tax advisor before making a surrender or partial withdrawal. See “FEDERAL TAX STATUS” section.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the contract. The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold. See APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS.
Death Benefits

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions / Limitations
Accumulation Value Death Benefit	Pays the accumulation value.	Standard for Contracts issued on or after January 1, 2021	None	•Maximum owners issue age for this benefit is age 90 if the Optional Value Endorsement is not elected and is age 85 if the Optional Value Endorsement is elected.
Return of Premium Death Benefit	Pays the greater of the accumulation value or net premium.	Optional for Contracts issued on or after January 1, 2021	0.25%**	•Can only be elected at the time of application.
•Maximum owners issue age for this benefit is age 90 if the Optional Value Endorsement is not elected and is age 85 if the Optional Value Endorsement is elected.
		Standard for Contracts issued prior to January 1, 2021		•Withdrawals could reduce the benefit by more, even significantly more, than the amount withdrawn.

Enhanced Death Benefit	Pays the greatest of the accumulation value, net premium, or the annual step-up value from the most recent prior Contract anniversary, adjusted for any additional premiums and partial withdrawals.*	Optional	0.55%**	•Can only be elected at the time of application.
•Maximum owners issue age for this benefit is age 80.
•Withdrawals could reduce the benefit by more, even significantly more, than the amount withdrawn.

*    See “APPENDIX B – DEATH BENEFIT EXAMPLES.”

** As a percentage of average accumulation value.

Optional Surrender Charge (Fee Reduction)

Name of Benefit	Purpose	Maximum Surrender Charge	Brief Description of Restrictions / Limitations
Optional 5-Year Value Endorsement	In exchange for a fee reduction (-0.10% annual expenses), a 5-year surrender charge schedule will apply to all premium payments made to the Contract.	7%**
•A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 5 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.

Optional 6-Year Value Endorsement	In exchange for a fee reduction (-0.15% annual expenses), a 6-year surrender charge schedule will apply to all premium payments made to the Contract.	7%**
•A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 6 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.
•The Optional 6-Year Value Endorsement is not offered on Contracts issued on or after May 1, 2020.

Optional 7-Year Value Endorsement	In exchange for a fee reduction (-0.20% annual expenses), a 7-year surrender charge schedule will apply to all premium payments made to the Contract.	8%**
•A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 7 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.

** As a percentage of Premium Withdrawn. See “Summary – Fee Table – Transaction Expenses.”
Other Standard Benefits with No Additional Fee

Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Dollar Cost Averaging (“DCA”) Program	Enables you to make monthly, quarterly, semi-annual or annual transfers of a predetermined dollar amount from the DCA source account (any investment option) into one or more of the investment options.	•Accumulation value must be at least $10,000 to initiate the DCA program.
•The minimum monthly amount to be transferred using DCA is $100.
•Only one active DCA program is allowed at a time.
•DCA and portfolio rebalancing are not available at the same time.
Portfolio Rebalancing Program	Allows you to have us automatically reset the percentage of accumulation value allocated to each investment option to a pre-set percentage level on a quarterly, semi-annual, or annual basis.	•Portfolio Rebalancing program is not available when there is an active DCA program.
•The accumulation value must be at least $10,000 to initiate a portfolio rebalancing program.
Systematic Withdrawals	Allows you to have a portion of the accumulation value withdrawn automatically.
•If you have elected the Optional Value Endorsement, then a surrender charge (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the withdrawal amount and the amount of time that has elapsed since each premium payment.

SYSTEMATIC WITHDRAWALS
The systematic withdrawal feature allows you to have a portion of the accumulation value withdrawn automatically. These payments can be made only: (1) while the owner is living, (2) before the maturity date, and (3) after the Free Look period. You may elect this option by sending a properly completed service form to our Customer Service Center. You may designate the systematic withdrawal amount and the period for systematic withdrawal payments. You will also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See your Contract for details on systematic withdrawal options and when each begins.
If you have elected the Optional 5-Year Value Endorsement, then a surrender charge of up to 7% (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the withdrawal amount and the amount of time that has elapsed since each payment. A surrender charge is assessed in the first 5 years following payment, even when the withdrawal is effected for systematic withdrawals. See “Free Withdrawal Amount” section for more information.

If you have elected the Optional 6-Year Value Endorsement, then a surrender charge of up to 7% (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the withdrawal amount and the amount of time that has elapsed since each payment. A surrender charge is assessed in the first 5 years following payment, even when the withdrawal is effected for systematic withdrawals. See “Free Withdrawal Amount” section for more information.
If you have elected the Optional 7-Year Value Endorsement, then a surrender charge of up to 8% (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the withdrawal amount and the amount of time that has elapsed since each payment. A surrender charge is assessed in the first 7 years following payment, even when the withdrawal is effected for systematic withdrawals. See “Free Withdrawal Amount” section for more information.
If the New York Stock Exchange is closed for regular trading on the day when the withdrawal is to be made, then we will process your withdrawal at the unit value determined at the close of the next valuation period. The deduction caused by the systematic withdrawal will be allocated proportionately to your accumulation value in the investment options.
You can stop or modify the systematic withdrawals by sending us a written notice. A proper written notice must include the consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Each request for withdrawal amounts of less than $100 will be reviewed on a case-by-case basis. We reserve the right to change the frequency of payments or discontinue payments if the payment is less than $100. Upon payment, we reduce your accumulation value by an amount equal to the payment proceeds. In no event will the payment of a systematic withdrawal exceed the surrender value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s surrender value to equal zero.
To the extent, if any, that there is gain in the Contract, systematic withdrawals generally are included in the owner’s gross income for tax purposes (as ordinary income) in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59 1⁄2. Additional terms and conditions for the systematic withdrawal program are set forth in your Contract and in the application for the program.
DOLLAR COST AVERAGING
The Dollar Cost Averaging (DCA) program enables you to make monthly, quarterly, semi-annual or annual transfers of a predetermined dollar amount from the DCA source account (any investment option) into one or more of the investment options. your accumulation value must be at least $10,000 to initiate the DCA program. The minimum monthly amount to be transferred using DCA is $100.
This program may reduce the impact of market fluctuations by allocating monthly, as opposed to allocating the total amount at one time. This plan of investing does not insure a profit or protect against a loss in declining markets.
Only one active DCA program is allowed at a time. You must complete the proper request form and send it (in good order) to our Customer Service Center, and there must be a sufficient amount in the DCA source account. The source account must have a minimum of $1,200 beginning balance to start a DCA program. For any DCA, the minimum amount of time at set-up is 3 months. There is no maximum set-up time limit. We reserve the right to limit or change the minimum and maximum timeframes for the DCA program. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA request form will specify:
•    the DCA source account from which transfers will be made,
•    the total monthly amount to be transferred to the other investment options, and
•    how that monthly amount is to be allocated among the investment options.
Once you elect DCA, additional premiums can be allocated to the DCA source account by sending them in with a DCA request form or written instructions. Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. All amounts in the DCA source account will be available for transfer under the DCA program.

If it is requested when the Contract is issued, then DCA will start on the Contract anniversary of the second Contract month. If it is requested after issue, then DCA will start on the Contract anniversary of the next Contract month after the request is received. DCA will not begin until the end of the free look period.
You may stop the DCA program at any time by sending us written notice. We reserve the right to end the DCA program by sending you one month’s notice. You may not elect a DCA program with the Portfolio Rebalancing option.
We do not charge any specific fees for you to participate in a DCA program.
PORTFOLIO REBALANCING
The Portfolio Rebalancing program allows owners to have us automatically reset the percentage of accumulation value allocated to each investment option to a preset percentage level on a quarterly, semi-annual, or annual basis. The Portfolio Rebalancing program is not available when there is an active DCA program on the Contract. If you elect this option, then on the Contract anniversary date, we will transfer the amounts needed to “rebalance” the accumulation value to your specified percentages. Rebalancing may result in transferring amounts from an investment option earning a relatively high return to one earning a relatively low return. Your accumulation value must be at least $10,000 to initiate a portfolio rebalancing program.
Portfolio rebalancing will remain in effect until we receive your written termination request. We reserve the right to end the portfolio rebalancing program by sending you one month’s notice. Contact us at our Customer Service Center to elect the portfolio rebalancing program.
There is no charge for portfolio rebalancing transfers.
DEATH BENEFIT
If an owner dies before the maturity date and while the Contract is still in-force, we will pay the death benefit to the beneficiary once we receive (at our Customer Service Center) satisfactory proof of the owner’s death, an election of how the death benefit is to be paid, and any other documents or forms required all in good order. Once you choose a death benefit, you cannot change it.
For non-qualified contracts other than a non-qualified stretch contract, if an owner dies prior to the maturity date, then the death benefit must be paid within 5 years of the owner’s death (other than amounts payable to, or for the benefit of, the surviving spouse of the owner). For joint owners the death benefit is paid upon the first death. For non-qualified stretch contracts, the death benefit must be paid out no later than the end of the Owner’s stretch period in accordance with Section 72(s) of the Internal Revenue Code. See “Federal Tax Status” for more information later in this Prospectus.
Spousal Continuation is available only if the spouse (1) was married to the deceased owner, as recognized by Federal law, as of the date of the deceased owner’s death, and (2) is the sole primary beneficiary. A surviving spouse may choose to treat the Contract as his/her own Contract. If your spouse chooses to continue the Contract under spousal continuance, by current company practice they will receive the death benefit. This amount would be allocated among Investment Options in accordance with the current allocations for the Contract and may be, under certain circumstances, considered earnings.
If your spouse chooses to continue the Contract under spousal continuance, by current company practice they will receive the Death Benefit. This amount would be allocated among Investment Options in accordance with the current allocations for the Contract and may be, under certain circumstances, considered earnings. If you selected one or both of the optional benefit riders available for an additional charge when you purchased your Contract and your spouse chooses to continue the Contract under spousal continuance, the optional benefit rider(s) will terminate and the charge(s) for the optional benefit rider(s) will no longer be deducted under the continued Contract. The Death Benefit under the continued Contract will be the standard Contract Value Death Benefit. All Surrender Charges are waived under the continued Contract. Spousal continuance is not permitted under non-qualified stretch contracts.
If the sole beneficiary is not the spouse, the surviving joint owner will be the designated primary beneficiary and any other beneficiaries on record will be treated as contingent beneficiaries.
When a death benefit is paid on the death of an owner or a joint owner and a payment option is selected, the payment option must be an annuity for the life of the payee or for a period extending no longer than the payee’s life expectancy, and payments must begin within one year of the date of death.
The amount of the death benefit will be calculated on the business day that our Customer Service Center receives a complete death benefit claim based on the election made at the time of application. If there are multiple beneficiaries, each beneficiary will receive their proportional share of the death proceeds as of the date we receive an election of how that beneficiary’s portion of the death benefit is to be paid (or if later, when all good order requirements are met). Payment will include interest to the extent required by law. If no optional death benefit is elected, the death benefit is the accumulation value at the time we receive the required documentation in good order for each primary beneficiary. If the Return of Premium Death Benefit is elected, the death benefit is the greater of the accumulation value and net premiums determined at the time the first primary beneficiary claim is in good order. Once the greater of the accumulation value and net premiums is determined, each remaining primary beneficiary’s proportion of the death benefit is subject to the performance of the elected investment options until required documentation for their portion of the death benefit is in good order. If the Enhanced Death Benefit is elected, the death benefit is the greater of the accumulation value, net premiums, and the Enhanced Death Benefit value, determined at the time the first primary beneficiary claim is in good order. Once the greater of the accumulation value, net premiums, and the Enhanced Death Benefit value is determined, each remaining primary beneficiary’s proportion of the death benefit is subject to the performance of the elected investment options until required documentation for their portion of the death benefit is in good order.
After the date on which we receive an original death certificate or a copy of the death certificate via facsimile, the beneficiary has the option of transferring the accumulation value to a money market short-term investment option before the date on which the first complete death benefit claim is received. If there are multiple beneficiaries then they all must join in such a transfer request.
If any owner is a non-natural person, the death benefit is paid upon the death of an annuitant.
If joint owners die within 24 hours of one another, they are considered to have died simultaneously and the eldest is presumed to have died first.
Naming different persons as owner and annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming owners, annuitants, and beneficiaries, and consult your registered representative if you have questions. State premium taxes may be deducted from the death benefit proceeds.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means at our Customer Service Center.
For Contracts issued prior to January 1, 2021, the return of premium death benefit is the standard death benefit included in the mortality and expense risk charge that we deduct equal to 1.00% per annum. The amount of such death benefit would be calculated based on the greater of the accumulation value or net premiums paid on the business day that our Customer Service Center receives a complete death benefit claim. See “Return of Premium Death Benefit.”
ACCUMULATION VALUE DEATH BENEFIT
For Contracts issued on or after January 1, 2021, this is the default death benefit at the time of application. There is no additional charge for this death benefit. The maximum owners issue age for this benefit is age 90 if the Optional Value Endorsement is not elected and age 85 if the Optional Value Endorsement is elected. For joint owners, the issue age is the oldest of the joint owners and for non-natural owner the issue age is based on the age of the annuitant.
If you elect this benefit, the death benefit will be the accumulation value when our Customer Service Center receives all required documentation in good order.
The accumulation value death benefit will terminate:
1)    upon death of the owner. In the case of joint owners, upon the first death. In the case of a non-natural owner, upon death of the annuitant;
2)    when the Contract terminates, including if accumulation value reaches zero;
3)    if you surrender or annuitize your Contract; or
4)    on the maturity date of the Contract.
The daily charge will be deducted from the Contract’s accumulation value prior to the termination of the Contract.
RETURN OF PREMIUM DEATH BENEFIT
You may elect this benefit at the time of application for an additional charge. Electing this benefit will increase the 0.75% mortality and expense risk charge, which is part of the separate account annual expenses, by 0.25% (1.00% total mortality and expense risk charge). See “Charges and Deductions” for more information about the mortality and expense risk charge. The maximum owners issue age for this benefit is age 90 if the Optional Value Endorsement is not elected and is age 85 if the Optional Value Endorsement is elected. For joint owners, the issue age is the oldest of the joint owners and for non-natural owner the issue age is based on the age of the annuitant. This benefit is the standard death benefit for Contracts issued prior to January 1, 2021.

If you elect the return of premium death benefit, the death benefit will be the greater of:
1.    The accumulation value or
2.    net premium.
Partial withdrawals including required minimum distribution will reduce the death benefit by the same proportion that the accumulation value would be reduced by the partial withdrawal. The death benefit could be reduced by more than the amount of the withdrawal and could be reduced significantly. See Appendix B - Death Benefit Examples for more information.
This benefit will terminate:
1)    upon death of the owner. In the case of joint owners, upon the first death. In the case of a non-natural owner, upon death of the annuitant;
2)    upon change in ownership, in which case the accumulation value death benefit will thereafter apply. Also, if the return of premium death benefit exceeds the accumulation value upon spousal continuation, the accumulation value will be increased to such higher amount and the amount of such increase will be allocated among Investment Options in accordance with the current allocations for the Contract;
3)    when the Contract terminates, including if accumulation value reaches zero;
4)    if you surrender or annuitize your Contract; or
5)    on the maturity date of the Contract.
The daily charge will be deducted from the Contract’s accumulation value prior to the termination of the Contract. The return of premium death benefit is only available as a death benefit and is not part of the accumulation value, surrender value or available for withdrawal.
ENHANCED DEATH BENEFIT
You may elect this benefit only at the time of application for an additional charge. Electing this benefit will increase the 0.75% mortality and expense risk charge, which is part of the separate account annual expenses, by 0.55% (1.30% total mortality and expense risk charge). See “Charges and Deductions” for more information about the mortality and expense risk charge. The maximum owners issue age for this endorsement is age 80, for joint owners, the issue age is the oldest of the joint owners and for a non-natural owner the issue age is based on the age of the annuitant.
If you elect the enhanced death benefit, for the first Contract year, the death benefit equals the initial premium adjusted for any additional premiums and partial withdrawals. Each Contract anniversary thereafter, an annual step-up value will be calculated and become the new enhanced death benefit value for that Contract year. The Enhanced Death Benefit value steps up to the greatest of:
a.    The accumulation value;
b.    net premium; and
c.    the annual step-up value from the most recent prior Contract anniversary, adjusted for any additional premiums and partial withdrawals.
The greatest of (1), (2) or (3) becomes the new enhanced death benefit value for that Contract year. The endorsement effectively sets the enhanced death benefit value at the highest Contract anniversary accumulation value, net premium or annual step-up value achieved during the step-up process period up to the current period, if no partial withdrawals were taken and no additional premiums were made.
The step-up process stops at the earlier of the contract anniversary following attained age of 86 or death of the owner (or oldest owner for jointly owned Contracts). If the owner is a non-natural owner then the step-up stops at the earliest of the contract anniversary following attained age 86 or death of annuitant. After the step-up process stops, the enhanced death benefit value will continue to be increased for any additional premiums, and reduced pro-rata for any withdrawals. See “APPENDIX B – DEATH BENEFIT EXAMPLES” for more information.
Any partial withdrawals, including required minimum distributions, will reduce the enhanced death benefit by the same proportion the accumulation value was reduced by the partial withdrawal. The death benefit could be reduced by an amount greater than the withdrawal and could be reduced significantly.
This benefit will terminate:
1)    upon death of the owner. In the case of joint owners, upon the first death. In the case of a non-natural owner, upon death of the annuitant;

2)    upon change in ownership, in which case the accumulation value death benefit will thereafter apply. Also, if the enhanced death benefit exceeds the accumulation value upon spousal continuation, the accumulation value will be increased to such higher amount and the amount of such increase will be allocated among Investment Options in accordance with the current allocations for the Contract;
3)    when the Contract terminates, including if the accumulation value reaches zero;
4)    if you surrender or annuitize your Contract. or
5)    on the maturity date of the Contract.
The daily charge will be deducted from the Contract’s accumulation value prior to the termination of the Contract. The Enhanced Death Benefit value is only available as a death benefit and is not part of the accumulation value, surrender value or available for withdrawal.
CHARGES, FEES AND DEDUCTIONS
MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge for mortality and expense risks at an effective annual rate to 0.75%. This charge is included in the base contract expenses in the “Fee Table” section of the prospectus. If you elect one of the optional death benefits available for an additional charge, the mortality and expense risk charge is increased by the charge for the optional death benefit you elected. The investment option’s accumulation unit values reflect this charge. We expect to profit from this charge. We may use the profit for any purpose including paying distribution expenses. The mortality risk we bear arises, in part, from our obligation to make monthly annuity payments regardless of how long the annuitant or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in your Contract. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the Contract. Our obligation, therefore, relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises, in part, because of the risk that the death benefit may be greater than the accumulation value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

ASSET BASED ADMINISTRATION CHARGE
We deduct a daily charge for asset based administration expenses at an effective annual rate of 0.35% of the accumulation values in the separate account. This charge is included in the base contract expenses in the “Fee Table” section of the prospectus. We deduct this charge proportionally from each investment option. This charge is for our record keeping and other expenses incurred in maintaining the Contracts.
QUARTERLY CONTRACT MAINTENANCE FEE
We may deduct a quarterly Contract maintenance fee of $10. This charge is included in the administrative expenses in the “Fee Table” section of the prospectus. This fee is collected on each Contract quarter anniversary on or before the maturity date, and on surrender. If your accumulation value or net premium is greater than $50,000 on the Contract quarter anniversary, at full surrender or on the maturity date, no quarterly Contract maintenance fee is charged. If your accumulation value ever becomes insufficient to pay this charge, then your Contract will terminate without value.
TRANSFER CHARGE
We reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. By current company practice we do not assess this charge. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with active DCA or automatic rebalancing programs.
CHARGES IN THE PORTFOLIOS
The fund companies charge their portfolios for managing investments and providing services. The portfolios may also pay operating expenses. Each portfolio’s charges and expenses vary. See the prospectus provided by the fund company for more information.
In addition, certain investment options may impose liquidity fees and redemption fees on certain transactions (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1940). Any such fees will be passed through and charged to the applicable owners.

STATE PREMIUM TAXES
Midland National reserves the right to deduct premium taxes from your surrender value at full surrender, death, maturity or annuitization a charge for any state premium taxes levied by a state or any other government entity. State premium taxes currently levied by certain jurisdictions vary from 0% to 3.5% and is based on your current residence state. This range is subject to change. The states currently participating in this premium tax practice are California, Maine, Nevada, South Dakota, West Virginia, Wyoming and the territory of Puerto Rico. These states and jurisdictions are subject to change.
OTHER TAXES
At the present time, we do not make any charges to the separate account for any federal, state, or local taxes (other than state premium taxes) that we incur which may be attributable to such separate account or to the Contracts. We reserve the right to make a charge for any such tax or economic burden resulting from the application of the tax laws.
OPTIONAL VALUE ENDORSEMENT – SURRENDER CHARGES
Please note: Owners who have a Contract without an Optional Value Endorsement can make withdrawals at any time and in any amount without being assessed a surrender charge.
If you elect the Optional 5- or 7-Year Value Endorsement on your application, you elect to add a 5- or 7-year surrender charge period (the number of years the surrender charge remains in effect as applied to each premium payment). In exchange for a 5- or 7-year declining surrender charge for each premium payment, we will reduce the separate account annual expenses by 0.10% (5-year) or 0.20% (7-year) which is a percentage of the average daily accumulation value. See “Fee Table” of this prospectus. This reduction will lower the total fees deducted from your separate account accumulation value. Electing this endorsement will benefit owners who do not surrender the Contract or take partial withdrawals, in excess of the annual free withdrawal amount, during the surrender charge period. For Contracts issued prior to May 1, 2020, the Optional 6-Year Value Endorsement, which reduces the separate account annual expenses by 0.15% in exchange for a 6-year surrender charge period, was also available for election.
If you elect the Optional Value Endorsement, we will deduct applicable surrender charges from any surrender or partial withdrawal of premiums (including a surrender to effect an annuity and on systematic withdrawals) that exceeds the free withdrawal amount. This charge partially reimburses us for the costs of selling and distributing this Contract. These include commissions and the costs of preparing sales literature and printing prospectuses. If the surrender charge is insufficient to cover all distribution expenses, then the deficiency will be met from our surplus that may be, in part, derived from mortality and expense risk charges (described above).
The surrender charge will be based on the length of time between premium payments and partial withdrawals or surrender. When determining the applicable surrender charge, the amount subject to a surrender charge will be deducted from premium payments on a First-In, First-Out (FIFO) basis. When calculating surrender charges, earnings are defined as the excess of the accumulation value over the sum of remaining premiums. Any withdrawals will be allocated to remaining premiums first on a FIFO basis and second to earnings, if any. In determining what the surrender charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.
For purposes of calculating surrender charges, we assume that surrenders and partial withdrawals are made in the following order:
1)    First from premium payments no longer subject to a surrender charge;
2)    Then from the free withdrawal amount on a FIFO basis;
3)    Then from premium payments subject to a surrender charge on a FIFO basis; and
4)    Earnings, if any.
The length of time between each premium payment and surrender or withdrawal determines the amount of the surrender charge applied to that respective premium payment. Premium payments are considered withdrawn in the order that they were received.

The surrender charge schedule for the Optional Value Endorsements are as follows:

Length of Time From Each Premium Payment (Number of Years)	5-Year Value Endorsement (As a Percentage of Premium Withdrawn)	6-Year Value Endorsement (As a Percentage of Premium Withdrawn)	7-Year Value Endorsement (As a Percentage of Premium Withdrawn)
0	7%	7%	8%
1	6%	6%	7%
2	5%	5%	6%
3	4%	4%	5%
4	3%	3%	4%
5	0%	2%	3%
6	0%	0%	2%
7+	0%	0%	0%
No surrender charge will be assessed upon:
(a)    payment of death benefits;
(b)    exercise of the free look right;
(c)    withdrawal less than or equal to the free withdrawal amount.
The surrender value cannot be greater than the accumulation value, but in no event will it be less than the minimum required by the laws of the state in which this Contract is delivered. At the time of withdrawal, if your accumulation value is less than your remaining premium, the surrender charge will still be assessed (measured by) against the full remaining premium amount.
Amounts withdrawn under the Contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a surrender charge. The free withdrawal provision pertaining to the IRS minimum distribution will be calculated solely on the accumulation value of this Contract. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the free withdrawal amount.
The following examples are provided to help you better understand how the surrender charges are assessed to premium payments with the Optional Value Endorsement.
Example 1: A Contract with the Optional Value Endorsement with a single premium of $100,000, no additional premium payments and there are no partial withdrawals taken. In this example, the $10,000 shown in the calculations below is the free withdrawal amount. The surrender charge amount for a full surrender of this Contract, in the applicable time period (the first column) is given in the second column of the table below.

Length of Time From Premium Payment to Full Surrender (Number of Years)	5-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 7% = $6,300
1 – 2	($100,000 - $10,000) * 6% = $5,400
2 – 3	($100,000 - $10,000) * 5% = $4,500
3 – 4	($100,000 - $10,000) * 4% = $3,600
4 – 5	($100,000 - $10,000) * 3% = $2,700
5+	($100,000 - $10,000) * 0% = $0

Length of Time From Premium Payment to Full Surrender (Number of Years)	6-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 7% = $6,300
1 – 2	($100,000 - $10,000) * 6% = $5,400
2 – 3	($100,000 - $10,000) * 5% = $4,500
3 – 4	($100,000 - $10,000) * 4% = $3,600
4 – 5	($100,000 - $10,000) * 3% = $2,700
5 – 6	($100,000 - $10,000) * 2% = $1,800
6 +	($100,000 - $10,000) * 0% = $0

Length of Time From Premium Payment to Full Surrender (Number of Years)	7-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 8% = $7,200
1 – 2	($100,000 - $10,000) * 7% = $6,300
2 – 3	($100,000 - $10,000) * 6% = $5,400
3 – 4	($100,000 - $10,000) * 5% = $4,500
4 – 5	($100,000 - $10,000) * 4% = $3,600
5 – 6	($100,000 - $10,000) * 3% = $2,700
6 – 7	($100,000 - $10,000) * 2% = $1,800
7 +	($100,000 - $10,000) * 0% = $0
Please note that these surrender charges apply even if the accumulation value has declined to less than premium of $100,000 due to poor investment performance (and fees and expenses), since the charge is a percentage of the premium deemed withdrawn, not a percentage of the accumulation value withdrawn.
Example 2: A Contract with the Optional Value Endorsement with an initial premium of $100,000. An additional premium of $50,000 is made on the 3rd Contract anniversary. If there are no additional premiums beyond the two premiums stated, and there are no partial withdrawals taken, then the surrender charge amount for a full surrender of this Contract, in the applicable time period (the first column), is given in the second column of the table below.

Length of Time From Contract Issue to Full Surrender (Number of Years)	5-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 7% = $6,300
1 – 2	($100,000 - $10,000) * 6% = $5,400
2 – 3	($100,000 - $10,000) * 5% = $4,500
3 – 4	($100,000 - $15,000) * 4% + ($50,000 - $0) * 7% = $6,900
4 – 5	($100,000 - $15,000) * 3% + ($50,000 - $0) * 6% = $5,550
5 – 6	($100,000) * 0% + ($50,000 - $5,000) * 5% = $2,250
6 – 7	($100,000) * 0% + ($50,000 - $5,000) * 4% = $2,000
7 – 8	($100,000) * 0% + ($50,000 - $5,000) * 3% = $1,500
8+	($100,000) * 0% + ($50,000) * 0% = $0

Length of Time From Contract Issue to Full Surrender (Number of Years)	6-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 7% = $6,300
1 – 2	($100,000 - $10,000) * 6% = $5,400
2 – 3	($100,000 - $10,000) * 5% = $4,500
3 – 4	($100,000 - $15,000) * 4% + ($50,000 - $0) * 7% = $6,900
4 – 5	($100,000 - $15,000) * 3% + ($50,000 - $0) * 6% = $5,550
5 – 6	($100,000 - $15,000) * 2% + ($50,000 - $0) * 5% = $4,200
6 – 7	($100,000) * 0% + ($50,000 - $5,000) * 4% = $1,800
7 – 8	($100,000) * 0% + ($50,000 - $5,000) * 3% = $1,350
8 – 9	($100,000) * 0% + ($50,000 - $5,000) * 2% = $900
9+	($100,000) * 0% + ($50,000) * 0% = $0

Length of Time From Contract Issue to Full Surrender (Number of Years)	7-Year Value Endorsement Surrender Charge
Less than one	($100,000 - $10,000) * 8% = $7,200
1 – 2	($100,000 - $10,000) * 7% = $6,300
2 – 3	($100,000 - $10,000) * 6% = $5,400
3 – 4	($100,000 - $15,000) * 5% + ($50,000 - $0) * 8% = $8,250
4 – 5	($100,000 - $15,000) * 4% + ($50,000 - $0) * 7% = $6,900
5 – 6	($100,000 - $15,000) * 3% + ($50,000 - $0) * 6% = $5,550
6 – 7	($100,000 - $15,000) * 2% + ($50,000 - $0) * 5% = $4,200
7 – 8	($100,000) * 0% + ($50,000 - $5,000) * 4% = $1,800
8 – 9	($100,000) * 0% + ($50,000 - $5,000) * 3% = $1,350
9 – 10	($100,000) * 0% + ($50,000 - $5,000) * 2% = $900
10+	($100,000) * 0% + ($50,000) * 0% = $0
Free Withdrawal Amount
Even if you elect an Optional Value Endorsement you may withdraw up to 10% of your remaining premiums (premiums paid less partial withdrawals on a dollar for dollar basis) each Contract year without incurring a surrender charge. We will allow the free withdrawal amount to be taken in multiple withdrawals each Contract year. The free withdrawal amount is determined at the beginning of each Contract year on the Contract anniversary. If the free withdrawal amount is not withdrawn or if less than 10% is withdrawn, the amount not taken during the Contract year will not be carried over to subsequent years. A withdrawal may have Federal income tax consequences that can include income tax penalties and tax withholding. See “FEDERAL TAX STATUS” section.
Amounts withdrawn under the Contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a surrender charge. The free withdrawal provision pertaining to the IRS minimum distribution will be calculated solely on the accumulation value of this Contract. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the free withdrawal amount.
If the total withdrawals exceed the free withdrawal amount, then surrender charges are applied on the withdrawal amount in excess of the free withdrawal amount. Before taking a withdrawal, you should consult a tax advisor to consider the tax consequences of a withdrawal on your variable annuity contract. See “FEDERAL TAX STATUS” section.
FEDERAL TAX STATUS

INTRODUCTION
NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Contract. You should consult your own tax advisor about your own circumstances. We have included an additional discussion regarding taxes in the SAI.
ANNUITY CONTRACTS IN GENERAL
Deferred annuities are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.
Simply stated, these rules provide that generally you will not be taxed on the gain, if any, on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract – qualified or nonqualified (discussed below).
You will generally not be taxed on increases in the value of your Contract until a distribution occurs – either as a surrender or as annuity payments.
When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a Non-Qualified Contract, the contract will generally not be treated as an annuity for tax purposes and any increase in the excess of the account value over the investment in the Contract during the taxable year must generally be included in income. There are some exceptions to this rule and a prospective owner who is not a natural person should discuss these with a tax advisor.
Qualified and Non-Qualified Contracts
If you invest in a variable annuity as part of an individual retirement plan, your annuity is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract, including NQ-Stretch Plans (if you don’t elect the Value Endorsement). The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.
Qualified contracts are issued in connection with the plans listed below. There is additional information about qualified contracts in the SAI.
•    Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the annuity. Distributions from an IRA are generally subject to tax and, if made before age 59 1⁄2, may be subject to a 10% penalty tax.
•    Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Distributions that are rolled over to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP, Inherited IRAs (if you don’t elect the Value Endorsement), and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions of an IRA to a Roth IRA.
Minimum Distribution Rules and Eligible Rollover Distributions
Qualified contracts have minimum distribution rules that govern the timing and amount of distributions. If you are attempting to satisfy these rules before the maturity date, the value of any enhanced death benefit may need to be included in calculating the amount required to be distributed. Consult with and rely upon your tax advisor. In addition, the income for a specified period option may not always satisfy minimum required distribution rules. Consult with and rely upon your tax advisor before electing this option. Please refer to the SAI for detailed information on when distributions must begin from qualified contracts and how death benefit proceeds must be distributed.

Diversification and Distribution Requirements
The Internal Revenue Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The annuity must also meet certain distribution requirements at the death of an owner (or the annuitant if the owner is a non-natural person) in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the SAI. Midland National may modify the contract to attempt to maintain favorable tax treatment.
Owner Control
In certain circumstances, a variable contract owner may be considered the owner of the assets of a segregated account, such as the separate account, if the IRS deems the owner to possess “ownership” in those assets, such as the ability to exercise investment control over the assets. If the contract owner is deemed to have “investor control” over the underlying investment options, then the contract owner will be taxed currently on income and recognized gains under the Contract. The IRS has issued Revenue Ruling 2003-91 providing a safe harbor when the facts of the ruling are present. The ruling goes on to state that whether a contract owner has sufficient investor control over the assets depends on the facts and circumstances. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment. However, there is no assurance that such modifications would be successful.
Surrenders and Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified Contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from gain and then from your premium payments. When you make a partial withdrawal, you are taxed on the amount of the surrender that is gain. If you make a full surrender, you are generally taxed on the amount that your surrender proceeds exceed the “investment in the contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals that came out of the premiums). Different rules apply for annuity payments. See “Annuity Payments” below.
In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of your non-deductible premium payments. In many cases, the “investment in the contract” under a Qualified Contract is zero.
The Internal Revenue Code also provides that surrendered gain may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. In general, in the case of a distribution from a Non-Qualified Contract, this includes any amount:
•    paid on or after the taxpayer reaches age 59 1⁄2;
•    paid after an owner dies;
•    paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);
•    paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
•    paid under an immediate annuity; or
•    which come from premium payments made prior to August 14, 1982.
Special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult your tax adviser with regard to exceptions from the penalty tax.
Multiple Contracts
All nonqualified annuity contracts that are issued by Midland National (or its affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.
Withholding
Distributions from Qualified and Non-Qualified Contracts are generally subject to withholding for your federal income tax liability. The withholding rate varies according to the type of distribution and your tax status except with respect to eligible rollover distributions, as described above. You will be provided the opportunity to elect not to have tax withheld from distributions when allowed by law.

Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for Non-Qualified and certain Qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the contract” on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income.
If, after annuitization, annuity payments stop because an annuitant has died, the excess (if any) of the “investment in the contract” is generally allowable as a deduction for your last taxable year.
If the owner dies on or after the maturity date, then any remaining guaranteed amounts, other than the amount payable to, or for the benefit of, the owner’s surviving spouse, must be paid at least as rapidly as the benefits were being paid at the time of the owner’s death. If an owner dies prior to the maturity date, then the death benefit must be paid within 5 years of the owner’s death (other than amounts payable to, or for the benefit of, the surviving spouse of the owner). For joint owners the death benefit is paid upon the first death. Such distribution rules apply to Non-Qualified Contracts. Other rules relating to distributions at death apply to Qualified Contracts. State premium taxes may also be deducted from all death benefit proceeds. See “Death Benefit” section for more information.
Partial Annuitization
If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract are intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Investment Income Surtax
Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the investment income tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Definition of Spouse under Federal Law
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations
The discussion above provided general information regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, such distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective foreign owners are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation for any annuity contract purchase.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of the annuitant (only if the owner is a non-natural person) or an owner. Generally, such amounts should be includable in the income of the recipient:
•    if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or
•    if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchange of Contracts
A transfer of ownership or absolute assignment of a Contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain maturity dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax advisor with respect to the potential tax effects of such a transaction.
Transfers of Non-Qualified Contracts for less than full and adequate consideration by the owner at the time of such transfer, will trigger taxable income on the gain in the Contract, with the transferee getting a step-up in basis for the amount included in the owner’s income. This provision does not apply to transfers between spouses or transfers incident to a divorce.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult with and rely on an estate planning advisor for more information.
Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under Federal tax law.
MATURITY DATE
The maturity date is the date on which income payments will begin under the annuity option you have selected. The earliest possible maturity date under the Contract is the first Contract anniversary at which time you may annuitize your full accumulation value (less any state premium taxes). The maximum maturity date is the Contract anniversary immediately following the annuitant’s 115th birthday. You may change the maturity date to an earlier Contract anniversary by sending written notice to our Customer Service Center. We must receive your written notice at least 30 days prior to the original maturity date. The selection of a maturity date at the annuitant’s advanced age could have tax consequences so you should consult a tax adviser. An investor cannot withdraw any Contract value amounts after the annuity commencement date.
If you have not previously specified otherwise and have not elected certain systematic withdrawal options, then on the maturity date you may:
1. take the accumulation value, less any state premium tax and any surrender charge, in one lump sum, or
2. convert the accumulation value, less any state premium tax and any surrender charge, into an annuity payable to the payee under one of the payment options as described below.

Electing an Annuity Payment Option
You may apply the proceeds of a surrender to affect an annuity payment option. Unless you choose otherwise, on the maturity date your accumulation value (less any state premium taxes and any surrender charge) will be applied to a 10 year certain and life fixed annuity payment option. The first monthly annuity payment will be made within one month after the maturity date.
Only fixed payment options are available. Variable payment options are not available under this Contract. Fixed payment options are obligations of the insurer’s general account and are subject to the insurer’s claims-paying ability.
Currently, the payment options are only available if the proceeds applied are $2,000 or more and the annual payment is more than $240. We reserve the right to change the payment frequency so that payments are at least $100.
The annuitant’s actual age will affect each payment amount for annuity payment options involving life income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment options that do not involve life payment, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
The payee or any other person who is entitled to receive payments may name a beneficiary to receive any amount that we would otherwise pay to that person’s estate if that person died. The person who is entitled to receive payment may change the beneficiary at any time.
Annuity payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary or an assignee. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes:

•    rules on the minimum amount we will pay under an option;
•    minimum amounts for installment payments, surrender or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment);
•    the naming of people who are entitled to receive payment and their beneficiaries; and
•    the ways of proving age, gender, and survival.
You must elect the payment option at least 30 days before the maturity date.
If your Contract is a Qualified Contract, payment options without a life contingency may not satisfy minimum required distribution rules. Consult a tax advisor before electing such an option.
Fixed Payment Options
Payments under the fixed options are not affected by the investment experience of any investment option. The accumulation value (less any state premium taxes and any surrender charge) as of the maturity date will be applied to the fixed option selected. We guarantee interest under the fixed options at a rate of 1.00% a year. We may also credit interest under the fixed payment options at a rate that is above the 1.00% guaranteed rate (this is at our complete discretion). Thereafter, interest or payments are fixed according to the annuity option chosen.
Payment Options
The following four payout options are available:
1.    Income for Specified Period: We pay installments for a specified period of 5 to 20 years. We will pay the amount applied in equal installments plus applicable interest (excess interest may be paid at our discretion). This option may not satisfy required minimum distribution rules for qualified contracts. Consult a tax advisor before electing this option under a qualified contract. However, by current company practice we may offer other options.
2.    Income for a Specified Amount: We pay income of the specified amount until the principal and interest are exhausted. The specified amount is subject to the limitation that principal and interest must be payable for at least 5 years and must be exhausted at the end of 20 years.
3.    Payment of Life Income: We will pay monthly income for life. You may choose from 1 of 2 ways to receive the income:
a.    Life Annuity: We will pay monthly income for life. With a life annuity payment option, payments will only be made as long as the annuitant is alive. Therefore, if the annuitant dies after the first payment, then only one payment will be made.

b.    Life Annuity With Certain Period: We will pay equal monthly payments for either 120 or 240 guaranteed payments, and then for as long as the annuitant is living thereafter. The period certain options are 10 and 20 years. However, by current company practice we may offer other options.
4.    Joint and Survivor Income: We will make monthly payments until the last surviving payee’s death. Therefore, if both payees die after the first payment, then only one payment will be made. The annuitant must be at least 50 years old and the beneficiary/payee must be at least 45 years old at the time of the first monthly payment.
ADDITIONAL INFORMATION
MIDLAND NATIONAL LIFE INSURANCE COMPANY
We are Midland National Life Insurance Company, a stock life insurance company. Our Principal Office address is:
Midland National Life Insurance Company
8300 Mills Civic Parkway
West Des Moines, IA 50266
Phone: (877) 586-0240 (toll-free)

Please note all inquiries, correspondence and premium payments should be sent to our Customer Service Center.

Exemption from Exchange Act Reporting

We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
Our Financial Condition
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our general account to our owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. It is important to note, however, that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, as well as the loss in market value of those investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our owners or to provide collateral necessary to finance our business operations.
The amount of any death benefit in excess of your accumulation value is funded by our General Account assets, which are not insulated from the claims of our creditors like the assets of the separate account. We are solely responsible for paying all amounts promised to you under the Contract. Our obligations under the Contract are subject to our financial strength and claims-paying ability.
We encourage both existing and prospective owners to read and understand our financial statements, which are included in the Statement of Additional Information (“SAI”). You can obtain a free copy of the SAI by writing to us at our Customer Service Center, calling us at (866) 747-3421, or faxing us at (866) 511-7038. The overnight mailing address is Midland National 8300 Mills Civic Parkway, West Des Moines, Iowa, 50266-3833.
PORTFOLIO VOTING RIGHTS
We invest the assets of our separate account investment options in shares of the portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
•    to elect the Funds’ or Trust’s Board of Directors/Trustees,
•    to ratify the selection of independent auditors for the portfolios,
•    on any other matters described in the portfolios’ current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and
•    in some cases, to change the investment objectives and contracts.
Even though we own the shares, we may give you the opportunity to tell us how to vote the number of shares that are allocated to your Contract.

The funds companies will determine if and how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions. The portfolios are not required to and generally do not hold a meeting in any given year.
If we do not receive instructions in time from all owners, then we currently intend to vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We currently intend to vote any portfolio shares that we alone are entitled to vote in the same proportions that owners vote. The effect of this proportional voting is that a small number of owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the portfolio in our own right or to restrict owner voting, then we may do so.
HOW WE DETERMINE YOUR VOTING SHARES
You may participate in voting only on matters concerning the portfolios in which your accumulation value has been invested. We determine your voting shares in each investment option by dividing the amount of your accumulation value allocated to that investment option by the net asset value of one share of the corresponding portfolio. This is determined as of the record date set by the Fund’s/Trust’s Board of Directors/Trustees for the shareholders meeting.
If you have a voting interest, then we will provide you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the portfolio’s adviser or the investment adviser contracts of the portfolios.

VOTING PRIVILEGES OF PARTICIPANTS IN OTHER COMPANIES
Other insurance companies own shares in the portfolios to support their variable life insurance and variable annuity products. We do not foresee any disadvantage to this. Nevertheless, each Fund’s/Trust’s Board of Directors/Trustees will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any portfolio action, then we will see that appropriate action is taken to protect our owners. If we ever believe that any of the portfolios are so large as to materially impair its investment performance, then we will examine other investment options.
OUR REPORTS TO OWNERS
We send you a quarterly report within 31 days after the end of each calendar quarter showing the Contract accumulation value, surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your accumulation value and reflects amounts deducted from or added to the accumulation value since the last report.
Confirmation notices will be sent to you for premiums, partial withdrawals, surrenders, transfers of amounts between investment options and certain other financial transactions in compliance with applicable regulatory requirements.
You should promptly notify our Customer Service Center of any errors or discrepancies. We will review and correct any errors.
We also currently intend to send you semi-annual reports with financial information on the portfolios.
CONTRACT PERIODS, ANNIVERSARIES
We measure Contract years, Contract months, Contract quarters, and Contract anniversaries from the issue date shown on your Contract’s information page. Each Contract month, Contract quarter and Contract year begins on the same day in each month, quarter and year respectively. For this purpose, if that date is not a calendar date in every month, then we look forward to the first day of the next calendar month.
DIVIDENDS
We do not pay any dividends on the variable annuity Contract described in this prospectus.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new addresses. We may also call you to verify the change of address.

MODIFICATION TO YOUR CONTRACT
Upon notice to you, we may modify your Contract to:
(a) permit the Contract or the separate account to comply with any applicable law or regulation issued by a government agency;
(b) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts;
(c) reflect a change in the operation of the separate account; or
(d) provide additional investment options.
In the event of such modifications, we will make an appropriate endorsement to the Contract.

YOUR BENEFICIARY
You name your beneficiary in your Contract application. The beneficiary is entitled to the death benefit of the Contract. A beneficiary is revocable unless otherwise stated in the beneficiary designation. You may change a revocable beneficiary during the owner’s lifetime. We must receive written notice (signed and dated) informing us of the change. Upon receipt and acceptance at our Customer Service Center, a change takes effect as of the date that the written notice is recorded by us. We will not be liable for any payment made before we receive and accept the written notice. If no primary beneficiary is living when the owner dies, the death benefit will be paid to the contingent beneficiary, if any. If no beneficiary is living when the owner dies, then we will pay the death benefit to the owner’s estate.
If the sole beneficiary is not the spouse, the surviving joint owner will be the designated primary beneficiary and any other beneficiaries on record will be treated as contingent beneficiaries.
ASSIGNING YOUR CONTRACT
You may assign your rights in a Non-Qualified Contract. You must send a copy of the assignment to our Customer Service Center. The assignment does not take effect until we accept and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we record notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.
This Contract is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme. This Contract may not be traded on any stock exchange or secondary market.
WHEN WE PAY PROCEEDS FROM THIS CONTRACT
We will generally pay any death benefits, withdrawals, or surrenders within seven days after receiving the required form(s) in good order at our Customer Service Center.
We may delay payment or transfers for one or more of the following reasons:
•    We cannot determine the amount of the payment,
•    the New York Stock Exchange is closed,
•    trading in securities has been restricted by the SEC,
•    an emergency exists or if for any reason it is not reasonably practicable to dispose of or fairly value the securities held in an investment option,
•    The SEC by order permits us to delay payment to protect our owners, or
•    Your premium check(s) have not cleared your bank.
If, pursuant to SEC rules, any portfolio suspends payment of redemption proceeds including, in the case of a money market fund investment option, in connection with liquidation of the underlying portfolio then we will delay payment of any transfer (including a transfer under a DCA program), partial withdrawal, surrender, or death benefit from the corresponding investment option until the suspension of redemptions is lifted or the portfolio pays redemption proceeds.
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a

Contract or investment option is frozen, the applicable accumulation value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to the government agencies and departments.

DISTRIBUTION OF THE CONTRACTS
We have entered into a distribution agreement with our affiliate, Sammons Financial Network, LLC (“Sammons Financial Network”) for the distribution and sale of the Contracts. Sammons Financial Network is a Delaware limited liability company and its principal office is located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Sammons Financial Network is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Financial Network may enter into written sales agreements with other broker-dealers (“selling firms”) for the sale of the Contracts. We pay commissions to Sammons Financial Network for sales of the Contracts.
Sales commissions may vary, but the maximum commission payable in the first year for contract sales with the optional value endorsement is up to 6.50%. If you do not elect an Optional Value Endorsement we will pay up to 1.00% of premium payments and a 1.00% trail commission is also paid starting in the second year of the Contract based on the accumulation value. Where lower commissions may be paid on premium payments, we may also pay trail commissions. We may also pay additional amounts and reimburse additional expenses of Sammons Financial Network based on various factors.
We also pay for Sammons Financial Network’s operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for the Sammons Financial Network’s management team; advertising expenses; and all other expenses of distributing the Contracts.
Sammons Financial Network pays selling firms all or a portion of the commissions received for their sales of the Contract. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with Sammons Financial Network.
Non-cash items that we and Sammons Financial Network may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
In addition to ordinary commissions, Sammons Financial Network operating and other expenses and non-cash items, we provide payments to certain third parties for training, product development, marketing and development efforts with selling firms, and other wholesaling and relationship management services.
We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the Contract: (a) the mortality and expense risks charge; (b) asset based administration charges, and (c) payments, if any, received from the investment options, their distributors, service providers and/or managers. Commissions and other incentives or payments described above are not charged directly to you or the separate account but they are reflected in the fees and charges that you do pay directly or indirectly.
REGULATION
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell insurance and annuity contracts. The provisions of this Contract may vary somewhat from jurisdiction to jurisdiction.
We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell insurance and annuity contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations. We are also subject to various federal securities laws and regulations.

LEGAL PROCEEDINGS
Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the separate account, on the ability of Sammons Financial Network, LLC. to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the Contract.

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.srslivewell.com/individual-investors-va-prospectuses. You can also request this information at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

		Average Annual Total Returns (as of 12/31/2025)
Type	Portfolio and Advisor / Subadvisor	Current Expenses	1-Year Return	5-Year Return	10-Year Return
Alliance Bernstein Variable Product Series Advisor: AllianceBernstein LP
Asset Allocation	AB VPS Dynamic Asset Allocation B2,3	1.10	13.21	4.74	5.25
Small Company	AB VPS Small Cap Growth B2,3	1.15	4.45	(0.69)	10.99
Small Company	AB VPS Discovery Value B	1.06	2.64	8.48	8.27
The Alger Portfolios Advisor: Fred Alger Management, LLC
Aggressive Growth	Alger Capital Appreciation S	1.19	32.52	16.04	17.86
ALPS Variable Investment Trust Advisor: ALPS Advisors, Inc.
Specialty - Natural Resources	ALPS/Alerian Energy Infrastructure III[2]	1.30	4.66	22.06	10.70
Growth and Income	ALPS Global Opportunity III[2,3]	2.38	1.36	6.30	9.36
American Funds Insurance Series Advisor: Capital Research and Management Company
Asset Allocation	American Funds IS® Asset Allocation 4	0.79	15.59	8.70	9.50
Growth	American Funds IS® Capital Income Builder®4[2]	0.78	18.66	8.55	7.18
World Stock	American Funds IS® Capital World Growth & Income 4[2]	0.92	24.46	10.01	10.74
Foreign Stock	American Funds IS® EUPAC 4 (formerly American Funds IS® International)	1.03	26.41	3.14	6.73
Balanced	American Funds IS® Global Balanced 4[2]	1.01	16.96	5.85	7.43
World Stock	American Funds IS® Global Growth 4[2]	0.91	21.34	7.97	11.89
Growth	American Funds IS® Growth 4	0.84	19.93	13.09	17.67
Growth and Income	American Funds IS® Growth-Income 4	0.78	17.77	13.62	13.63
Foreign Stock	American Funds IS® International Growth And Income 4[2]	1.06	35.09	7.42	7.54
Growth	American Funds IS® New World 4[2]	1.07	27.93	5.06	8.98
Small Company	American Funds IS® SMALLCAP World 4[2] (formerly American Funds IS® Global Small Cap)	1.15	14.33	0.23	6.96
Corporate Bond - General	American Funds IS® The Bond Fund of America 4[2]	0.73	6.98	(0.38)	2.11
Government Bond - General	American Funds IS® Ultra-Short Bond 4	0.81	3.59	2.53	1.46
Corporate Bond - High Quality	American Funds IS® US Government Securities 4[2]	0.75	7.54	(0.49)	1.45

Growth and Income	American Funds IS® Washington Mutual Investors 4[2]	0.75	16.90	13.60	12.08
BlackRock Variable Series Funds Advisor: BlackRock Advisors, LLC
Asset Allocation	BlackRock 60/40 Target Allocation ETF VI III[2]	0.57	15.37	7.05	8.45
Growth	BlackRock Advantage Large Cap Core V.I. III[2,3]	0.94	19.73	13.85	14.08
Growth and Income	BlackRock Basic Value V.I. 3[2]	1.01	24.04	12.81	10.52
Growth and Income	BlackRock Capital Appreciation V.I. 3[2]	1.04	11.77	10.50	15.32
Equity-Income	BlackRock Equity Dividend V.I. III[2]	0.92	21.32	11.45	11.01
Asset Allocation	BlackRock Global Allocation V.I. III[2]	1.02	19.51	5.51	7.33
Growth	BlackRock Large Cap Focus Growth Equity V.I. III[2]	1.04	11.48	10.19	15.98
Calvert Variable Portfolio Advisor: Calvert Research and Management
Growth and Income	CVT VP S&P 500 Index[2,3]	0.28	17.50	14.10	14.48
Balanced	Calvert VP SRI Balanced F	0.89	11.68	8.44	9.51
Legg Mason Partners Variable Equity Trust Advisor: Franklin Templeton Fund Adviser, LLC Subadvisor: ClearBridge Investments, LLC
Growth	ClearBridge Variable Growth II3	1.11	13.10	4.98	7.20
Growth	ClearBridge Variable Mid Cap II	1.06	4.08	4.23	7.24
Small Company	ClearBridge Variable Small Cap Growth II	1.05	8.97	(0.42)	9.11
Columbia Variable Portfolio Advisor: Columbia Management Investment Advisers, LLC
Growth and Income	Columbia VP Contrarian Core 2[2]	0.95	17.35	13.89	14.03
Equity-Income	Columbia VP Dividend Opportunity 2[2]	0.98	15.56	11.60	10.15
Diversified Emerging Markets	Columbia VP Emerging Markets 2[2,3]	1.34	30.87	(1.37)	7.00
Diversified Emerging Markets	Columbia VP Emerging Markets Bond 2[2]	1.00	12.65	1.47	4.03
Corporate Bond - High Yield	Columbia VP High Yield Bond 2[2]	0.89	8.49	3.93	5.51
Intermediate Core-Plus Bond	Columbia VP Intermediate Bond 2	0.77	8.84	(0.68)	2.52
Growth	Columbia VP Select Large Cap Value 2	0.94	27.97	13.32	12.30
Growth	Columbia VP Select Mid Cap Value 2[2]	1.07	13.87	10.90	10.17
Specialty - Technology	Columbia VP Seligman Global Tech 2[2]	1.18	34.37	18.42	22.70
Growth	Columbia VP Small Cap Value 2[2]	1.13	14.66	12.19	11.20
Small Cap Growth	Columbia VP Small Company Growth	1.12	21.29	3.32	14.89
Multisector Bond	Columbia VP Strategic Income 2[2]	0.94	7.16	1.92	4.02
Government Bond - Mortgage	Columbia VP US Government Mortgage 2	0.71	8.83	(0.32)	1.65

Donoghue Forlines Funds Advisor: Donoghue Forlines LLC
Equity-Income	DF Tactical Dividend VIT 1[3] (Formerly Donoghue Forlines Dividend VIT 1)	2.00	17.19	8.72	3.46
Deutsche DWS Variable Series Advisor: DWS Investment Management Americas, Inc
Asset Allocation	DWS Alternative Asset Allocation VIP B	1.26	10.03	4.88	4.52
Growth	DWS Equity 500 Index VIP B2	0.64	17.18	13.70	14.11
Small Company	DWS Small Cap Index VIP B2	0.68	12.37	5.54	9.03
Growth	DWS Small Mid Cap Value VIP B2,3	1.21	17.85	9.27	7.18
Eaton Vance Variable Trust Advisor: Eaton Vance Management
Income	Eaton Vance VT Floating-Rate Income Init	1.19	3.95	4.64	4.43
Federated Hermes Insurance Series Advisor: Federated Investment Management Company
Corporate Bond - High Yield	Federated Hermes High Income Bond II S2	1.08	8.18	3.45	5.33
Growth	Federated Hermes Kaufmann II S3	1.81	11.26	1.26	9.61
Growth and Income	Federated Hermes Managed Volatility II S2	1.25	6.73	6.30	6.60
Fidelity® Variable Insurance Products Advisor: Fidelity Management & Research Company LLC
Growth	Fidelity® VIP Contrafund Service 2	0.81	21.19	15.08	15.49
Communications	Fidelity® VIP Communications Services Svc 2	0.86	34.03	14.90	15.51
Small Cap Blend	Fidelity® VIP Disciplined Small Cap Service 2	0.57	17.09	10.09	10.31
Diversified Emerging Markets	Fidelity® VIP Emerging Markets Service 2	1.13	40.79	5.62	10.66
Specialty - Natural Resources	Fidelity® VIP Energy Service 2	0.85	10.34	23.86	7.69
Bank Loan	Fidelity® VIP Floating Rate High Income Service 2	0.77	5.18	5.99	5.39
Growth and Income	Fidelity® VIP FundsManager 50% Service 22; 3	0.79	14.03	5.63	7.09
Growth and Income	Fidelity® VIP FundsManager 70% Service 22; 3	0.83	16.91	7.58	8.95
Growth and Income	Fidelity® VIP FundsManager 85% Service 22; 3	0.86	19.26	8.93	10.34
Money Mkt - Government	Fidelity® VIP Government Money Market Service 2[1]	0.50	3.60	2.85	1.80
Growth	Fidelity® VIP Growth Opportunities Svc 2	0.82	21.65	11.03	19.64
Growth and Income	Fidelity® VIP High Income Service 2[3]	1.06	10.31	4.00	5.34
Industrials	Fidelity® VIP Industrials Service 2	0.86	24.16	14.49	12.70
Foreign Stock	Fidelity® VIP International Capital Appreciation Svc 2	1.03	18.36	5.99	9.53
Corporate Bond - General	Fidelity® VIP Investment Grade Bond Svc 2	0.63	6.93	(0.21)	2.45
Natural Resources	Fidelity® VIP Materials Service 2	0.92	11.13	6.81	7.41

Growth	Fidelity® VIP Mid Cap Service 2	0.82	11.49	9.83	10.31
Foreign Stock	Fidelity® VIP Overseas Service 2[3]	0.98	20.05	6.35	7.66
Specialty - Real Estate	Fidelity® VIP Real Estate Service 2	0.86	2.90	3.98	3.61
Multisector Bond	Fidelity® VIP Strategic Income Service 2	0.89	8.58	2.79	4.40
Utilities	Fidelity® VIP Utilities Service 2	0.86	13.83	12.24	12.23
Growth	Fidelity® VIP Value Strategies Service 2	0.84	7.70	11.87	10.54
Franklin Templeton Variable Insurance Products Advisor: Franklin Advisers, Inc.
Growth	Franklin DynaTech VIP Fund - Class 2	0.87	18.13	9.09	14.08
Specialty - Real Estate	Franklin Global Real Estate VIP 2[2]	1.25	7.93	2.36	3.03
Growth and Income	Franklin Income VIP 2[2]	0.72	12.56	7.66	7.30
World Stock	Franklin Mutual Global Discovery VIP 2[3]	1.16	23.34	12.00	8.52
Growth	Franklin Mutual Shares VIP 2[3]	0.94	11.52	9.21	7.53
Growth and Income	Franklin Rising Dividends VIP 2[2]	0.88	11.80	9.50	12.10
Advisor: Templeton Asset Management Ltd. Subadvisor: Franklin Templeton Investment Management Limited
Diversified Emerging Markets	Templeton Developing Markets VIP 2	1.36	46.27	5.46	10.40
Foreign Stock	Templeton Foreign VIP 2	1.06	29.19	8.25	5.75
Income	Templeton Global Bond VIP 2[2]	0.75	15.73	(0.96)	(0.15)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Advisor: Invesco Advisers, Inc.
Foreign Stock	Invesco V.I. International Growth II (formerly Invesco Oppenheimer VI International Growth II)[2]	1.25	15.53	1.88	5.34
Growth	Invesco V.I. Discovery Mid Cap Growth II	1.10	4.53	3.64	11.10
Small Company	Invesco V.I. Main Street Small Cap II	1.11	8.44	8.07	10.31
Asset Allocation	Invesco VI Balanced-Risk Allocation II2, 3	1.13	8.69	2.27	4.91
Income	Invesco VI Core Plus Bond II2	0.87	6.96	(0.36)	2.73
Equity-Income	Invesco VI Diversified Dividend II	0.93	15.44	10.53	8.93
Growth and Income	Invesco VI Equally Weighted S&P 500 II	0.59	10.83	9.89	11.11
Equity-Income	Invesco VI Equity and Income II	0.82	12.52	8.68	8.64
World Stock	Invesco VI Global II	1.06	15.01	7.01	10.72
Growth	Invesco VI Main Street II2	1.05	15.64	12.19	12.25
Small Company	Invesco VI Small Cap Equity II	1.20	7.83	7.06	9.28
Janus Aspen Series Advisor: Janus Henderson Investors US LLC

Balanced	Janus Henderson VIT Balanced Svc	0.87	14.82	8.21	9.86
Growth	Janus Henderson VIT Enterprise Svc	0.97	7.41	7.35	12.51
Income	Janus Henderson VIT Flexible Bond Svc[2,3]	0.82	7.22	(0.47)	2.07
Large Growth	Janus Henderson VIT Forty Svc	0.83	17.86	11.37	15.96
Specialty - Technology	Janus Henderson VIT Global Technology & Innovation Svc	0.97	24.84	13.44	21.18
World Stock	Janus Henderson VIT Global Research Svc	0.97	20.60	12.23	12.64
Global Large-Stock Growth	Janus Henderson VIT Global Sustainable Equity Svc	0.99	17.26	N/A	N/A
Growth	Janus Henderson VIT Mid Cap Value Svc	1.18	6.29	8.43	8.40
Foreign Stock	Janus Henderson VIT Overseas Svc	1.13	28.58	9.17	8.97
Growth	Janus Henderson VIT Research Svc[3]	0.92	18.10	13.83	15.59
John Hancock Variable Insurance Trust Advisor: John Hancock Variable Trust Advisers LLC Subadvisor: Manulife Investment Management (US) LLC
Specialty - Financial	JHVIT Financial Industries II2	1.13	11.82	11.21	10.32
Growth	JHVIT Fundamental All Cap Core II2, 3	0.95	4.57	11.51	13.51
Growth and Income	JHVIT Select Bond II2	0.85	7.36	(0.51)	2.01
Multisector Bond	JHVIT Strategic Income Opportunities II2	0.96	7.22	1.34	3.00
Lazard Retirement Series Advisor: Lazard Asset Management LLC
Asset Allocation	Lazard Retirement Global Dynamic Multi Asset Svc[2,3]	1.05	15.72	5.19	5.93
Foreign Stock	Lazard Retirement International Equity Ser[2,3]	1.10	33.12	7.95	6.82
Lord Abbett Series Advisor: Lord, Abbett & Co. LLC
Corporate Bond - High Yield	Lord Abbett Series Bond-Debenture VC	0.99	8.32	2.09	4.72
Growth	Lord Abbett Series Developing Growth VC2,3	1.04	14.59	(1.17)	11.02
Growth and Income	Lord Abbett Series Fundamental Equity VC2, 3	1.08	14.29	11.36	9.75
Income	Lord Abbett Series Short Duration Income VC	0.84	5.90	2.25	2.62
Lincoln Variable Insurance Products Trust Advisor: Lincoln Financial Investments Corporation Subadvisor: American Century Investment Management, Inc.
Balanced	LVIP American Century Balanced Service Class[2]	1.02	9.33	6.23	7.76
Mid-Cap Growth	LVIP American Century Cap Appreciation Svc[2]	0.94	6.56	5.02	11.31
Growth	LVIP Avantis Large Cap Value Service Class[2] (Formerly LVIP American Century Disciplined Core Value Service Class)	0.96	14.56	8.51	10.12
Government Bond - Treasury	LVIP American Century Inflation Protection Service Class[2]	0.72	6.33	0.62	2.61
Growth	LVIP American Century Mid Cap Value Service Class[2]	1.01	8.83	8.72	8.96
Growth	LVIP American Century Ultra® Service Class[2]	0.90	12.67	11.52	17.00

Growth	LVIP American Century Value Service Class[2]	0.86		15.85	11.47	10.07
Equity Income	LVIP ClearBridge Variable Dividend Strategy II2 Subadvisor: ClearBridge Investments, LLC	1.00		12.46	11.69	12.29
Growth	LVIP ClearBridge Variable Large Cap Growth II2 Subadvisor: ClearBridge Investments, LLC	0.99		8.35	10.29	14.17
IVY Variable Insurance Portfolios Advisor: Delaware Management Company
Growth and Income	Nomura VIP Asset Strategy Svc (formerly Macquarie VIP Asset Strategy Svc)[2,3] Subadvisor: Macquarie Investment Management Global Limited	0.85		16.66	7.07	7.84
Balanced	Nomura VIP Balanced Svc (formerly Macquarie VIP Balanced Svc)[2,3] Subadvisor: Macquarie Investment Management Global Limited	1.03		11.79	7.85	8.38
Specialty - Natural Resources	Nomura VIP Energy Svc (formerly Macquarie VIP Energy Svc)[2,3] Subadvisor: Macquarie Investment Management Global Limited	1.11		11.89	18.61	1.74
Foreign Stock	Nomura VIP Global Growth Svc (formerly Macquarie VIP Global Growth Svc)[2,3]	1.04		17.92	9.99	10.71
Growth	Nomura VIP Growth Svc (formerly Macquarie VIP Growth Svc)[3]	1.00		8.41	11.89	15.40
Corporate Bond - High Yield	Nomura VIP High Income Svc (formerly Macquarie VIP High Income Svc)[3] Subadvisor: Nomura Corporate Research and Asset Management, Inc.	0.97	7.17	7.17	3.73	5.56
Foreign Stock	Nomura VIP International Ser Std (formerly Macquarie VIP International Ser Std) [2,3]	0.86		24.55	7.94	6.67
Foreign Stock	Nomura VIP International Core Equity Svc (formerly Macquarie VIP International Core Equity Svc)[2,3]	1.11		24.17	7.83	6.62
Growth	Nomura VIP Mid Cap Growth Svc (formerly Macquarie VIP Mid Cap Growth Svc)[2,3]	1.10		1.18	(0.08)	10.66
Specialty - Natural Resources	Nomura VIP Natural Resources Svc (formerly Macquarie VIP Natural Resources Svc)[2,3] Subadvisor: Macquarie Investment Management Global Limited	1.25		37.75	15.73	6.94
Specialty - Technology	Nomura VIP Science and Technology Svc (formerly Macquarie VIP Science and Technology Svc)[3]	1.16		33.36	13.71	17.20
Small Company	Nomura VIP Small Cap Growth Svc (formerly Macquarie VIP Small Cap Growth Svc)[2,3]	1.14		13.39	2.20	8.69
Growth	Nomura VIP Small Cap Core Svc (formerly Macquarie VIP Small Cap Core Svc)[3]	1.18		8.38	8.07	9.91
Growth	Nomura VIP Opportunity Ser Standard (formerly Macquarie VIP Opportunity Ser Std)[2,3]	0.83		8.81	9.04	9.25
Growth	Nomura VIP Total Return Ser Std (formerly Macquarie VIP Total Return Ser Std)[2,3] Subadvisor: Macquarie Investment Management Global Limited	0.85		12.97	7.97	6.83
MFS® Variable Insurance Trust Advisor: Massachusetts Financial Services Company
Growth	MFS® VIT II Blended Research Core Equity Svc[2]	0.69		15.82	15.01	13.59
Corporate Bond - General	MFS® VIT II Corporate Bond Service[2]	0.88		7.30	(0.32)	3.06
Diversified Emerging Markets	MFS® VIT II Emerging Markets Equity Svc[2]	1.48		33.35	4.11	7.65
Asset Allocation	MFS® VIT II Global Tactical Allocation Svc[2]	1.03		15.21	4.60	5.40

Foreign Stock	MFS® VIT II International Intrinsic Equity Svc[2] (Formerly MFS VIT International Intrinsic Value Svc)	1.14	32.96	7.02	9.68
Specialty - Technology	MFS® VIT II Technology Svc[2]	1.11	16.28	12.17	18.35
Specialty - Real Estate	MFS® VIT III Global Real Estate Service[2]	1.15	3.30	1.08	4.76
Growth	MFS® VIT New Discovery Svc[2]	1.12	12.56	(0.54)	10.46
Specialty - Utility	MFS® VIT Utilities Series Service[2]	1.04	1476.00	7.38	9.22
New Age Alpha Variable Funds Trust Advisor: New Age Alpha Advisors, LLC
Small Company	NAA Small Cap Value Series Fund[2,3]	1.17	3.30	8.47	7.65
PIMCO Variable Insurance Trust Advisor: Pacific Investment Management Company LLC
Growth and Income	PIMCO Dynamic Bond Adv	1.13	8.00	2.91	3.45
Growth and Income	PIMCO Global Managed Asset Allocation Portfolio Adv[2]	1.28	21.77	6.94	7.88
Worldwide Bond	PIMCO Global Bond Opportunities (Unhedged) Adv[3]	1.18	12.64	0.05	2.35
Income	PIMCO Income Advisor	1.16	10.08	3.31	N/A
Growth and Income	PIMCO International Bond (USD-Hedged) Adv	1.11	3.85	0.93	2.78
Growth and Income	PIMCO VIT All Asset Adv[2]	2.37	14.19	5.49	6.67
Growth and Income	PIMCO VIT CommodityRealReturn® Strategy Adv[2]	2.38	18.66	10.44	6.42
Growth and Income	PIMCO VIT Emerging Markets Bond Adv	1.38	14.86	2.34	4.96
Tactical	PIMCO VIT Global Diversified Alloc Adv[2]	1.28	15.07	5.23	6.44
Corporate Bond - High Yield	PIMCO VIT High Yield Adv	0.90	8.85	3.87	5.47
Growth and Income	PIMCO VIT Low Duration Adv	0.77	5.42	1.47	1.69
Worldwide Bond	PIMCO VIT Real Return Adv	1.17	7.74	1.11	3.11
Corporate Bond - General	PIMCO VIT Short-Term Adv	0.76	4.57	3.14	2.65
World Stock	PIMCO VIT StocksPLUS® Global Port Adv[2]	0.87	24.25	10.89	11.07
Growth and Income	PIMCO VIT Total Return Adv	0.89	8.78	(0.08)	2.26
Victory Capital Management Inc. Advisor: Victory Capital Management Inc.
Corporate Bond - General	Victory Pioneer Bond VCT ll	0.85	8.87	0.51	2.59
Equity-Income	Victory Pioneer Equity Income VCT II3	1.08	11.13	8.81	9.11
Corporate Bond - High Yield	Victory Pioneer High Yield VCT II2, 3	1.20	7.90	4.04	5.21
Income	Victory Pioneer Strategic Income VCT II2	1.06	10.84	2.04	3.67
Growth and Income	Victory Pioneer VCT II2	1.00	23.08	14.69	15.47
Principal Variable Contracts Funds Advisor: Principal Global Investors, LLC

Growth	Principal Blue Chip 2[2]	0.90		9.32	9.56	N/A
Balanced	Principal VC Diversified Balanced 2	0.48		12.09	5.66	7.27
Growth	Principal VC Diversified Growth 2	0.49		13.86	7.60	8.90
Income	Principal VC Diversified Income 2	0.48		10.38	3.74	5.61
Equity-Income	Principal VC Equity Income 2	0.73		15.25	9.94	11.24
The Prudential Series Fund Advisor: PGIM Investments LLC
Growth	PSF PGIM Jennison Growth Portfolio II3	1.00		13.81	10.25	16.15
Growth	PSF PGIM Jennison Blend Port II3	0.85		18.05	11.88	13.50
Putnam Variable Trust Advisor: Putnam Investment Management, LLC Subadvisor: Putnam Investments Limited
Large Blend	Putnam VT Core Equity IB	0.93		16.81	15.96	15.20
Emerging Markets	Putnam VT Emerging Markets Equity Fd IB2	1.36		34.16	3.75	7.01
Foreign Large Blend	Putnam VT Focused Intl Eq IB2	1.07		36.44	9.13	9.38
Asset Allocation	Putnam VT George Putnam Balanced IB	0.90		13.95	8.85	10.17
Asset Allocation	Putnam VT Global Asset Allocation IB2	1.11		14.38	8.39	8.43
Health	Putnam VT Global Health Care IB	0.98		15.05	7.71	8.36
High Yield Bond	Putnam VT High Yield IB	0.98	7.00	8.67	4.05	5.70
Foreign Large Blend	Putnam VT International Equity IB	1.08		37.68	9.28	8.13
Foreign Large Value	Putnam VT International Value IB	1.07		34.68	12.49	8.87
Large Growth	Putnam VT Large Cap Growth IB	0.89		14.34	13.44	17.67
Large Value	Putnam VT Large Cap Value IB	0.80		20.35	15.38	13.30
Large Blend	Putnam VT US Research IB (Formerly Putnam VT Research IB)	0.95		17.88	14.52	15.07
Small Company	Putnam VT Small Cap Growth IB2	1.13		8.80	6.18	11.45
Small Company	Putnam VT Small Cap Value IB	1.02		5.27	10.99	9.13
Royce Capital Fund Advisor: Royce & Associates, LP d/b/a Royce Investment Partners
Small Company	Royce Capital Micro-Cap Svc[2,3]	1.45		13.58	8.85	9.86
Small Company	Royce Capital Small-Cap Svc[2,3]	1.38		8.73	10.40	7.63
Rydex Variable Trust Advisor: Security Investors, LLC d/b/a Guggenheim Investments
Growth and Income	Guggenheim VT Global Managed Futures Strategy[2]	2.11		3.65	3.94	1.27
Growth	Guggenheim VT Multi-Hedge Strategies[2]	1.82		1.25	1.23	1.62
Specialty - Health	Rydex Var Biotechnology[2,3]	1.74		30.12	3.55	5.42

Growth	Rydex Var S&P 500 Pure Growth[2,3]	1.64	11.75	6.62	10.34
Growth	Rydex Var S&P MidCap 400 Pure Growth[2,3]	1.64	7.18	4.39	6.85
T. Rowe Price Associates, Inc. Advisor: T. Rowe Price Associates, Inc.
Growth	T. Rowe Price Blue Chip Growth Port II2	0.99	18.43	11.41	15.25
Equity-Income	T. Rowe Price Equity Income Port II	0.98	14.07	10.89	10.24
Specialty - Health	T. Rowe Price Health Sciences Port II	1.10	17.80	3.86	8.70
Growth	T. Rowe Price Mid-Cap Growth Port II	1.08	3.29	3.58	9.54
VanEck VIP Trust Advisor: VanEck Associates Corporation
Growth	VanEck VIP Global Resources Fund S	1.30	36.17	10.24	8.06
Legg Mason Partners Variable Income Trust
Advisor: Franklin Templeton Fund Advisor, LLC
Subadvisors: Western Asset Management Company, LLC; Western Asset Management Company Limited in London; Western Asset Management Company Pte. Ltd. in Singapore

Growth and Income	Western Asset Core Plus VIT II3	0.78	7.69	(1.67)	1.85
Corporate Bond - High Yield	Western Asset Variable Global High Yield Bond II3	1.06	9.95	2.34	5.09

1During periods of low interest rates, the yields of the money market investment option may become extremely low and possibly negative.
2This Investment Option is subject to an expense reimbursement and/or fee waiver arrangement resulting in a temporary expense reduction, which is reflected in the table. See the Investment Option’s prospectus for additional information.
3This Investment Option is closed to new investors.

APPENDIX B – DEATH BENEFIT EXAMPLES
Death Benefit Value Examples
The death benefit value is only available as a death benefit and is not available as a surrender value.
The initial death benefit value on the Contract issue date is equal to the initial premium of the Contract.

Example 1:
This example demonstrates the impact on the death benefit of a decline in the accumulation value due to negative investment performance. During the enhanced death benefit step-up period, on the Contract anniversary, the accumulation value is $80,000, the net premium is $85,000, and the annual step-up value from the most recent prior Contract anniversary adjusted for any additional premiums and partial withdrawals (prior to the step-up) is $95,000.
The enhanced death benefit value after the step-up on the Contract anniversary would stay $95,000, as the current enhanced death benefit is the greatest of:
a.$80,000 accumulation value
b.$85,000 net premium
c.$95,000 annual step-up value from the most recent prior Contract anniversary adjusted for any additional premiums and partial withdrawals

If the death benefit was paid at this time:
•the enhanced death benefit would be $95,000
•the return of premium death benefit would be $85,000
•the accumulation value death benefit would be $80,000

Example 2:
This example demonstrates the impact on the death benefit of an increase in the accumulation value due to positive investment performance. During the enhanced death benefit step-up period, on the Contract anniversary, the accumulation value is $100,000, the net premium is $80,000, and the annual step-up value from the most recent prior Contract anniversary adjusted for any additional premiums and partial withdrawals (prior to the step-up) is $85,000.
The enhanced death benefit value after the step-up on the Contract anniversary would be increased to equal the $100,000 accumulation value, which is the greatest of:
1)$100,000 accumulation value
2)$80,000 net premium
3)$85,000 annual step-up value from the most recent prior Contract anniversary adjusted for any additional premiums and partial withdrawals

If the death benefit was paid at this time:
•the enhanced death benefit would be $100,000
•the return of premium death benefit would be $80,000
•the accumulation value death benefit would be $100,000

Example 3:
This example demonstrates the determination of the enhanced death benefit value on a Contract anniversary after the enhanced death benefit step-up period has ended. After the enhanced death benefit step-up period has ended, on the Contract anniversary, the accumulation value is $185,000, the net premium is $110,000, and the annual step-up value from the most recent prior Contract anniversary adjusted for any additional premiums and partial withdrawals is $115,000.
The enhanced death benefit value would not change and stay at $115,000.

If the death benefit was paid at this time, the death benefit would be $185,000.

Effects of a Partial Withdrawal on Net Premium and the Annual Step-Up Value from the Most Recent Prior Contract Anniversary Examples
Any gross partial surrender amount(s), including required minimum distributions, will reduce both the net premium and the annual step-up value from the most recent prior Contract anniversary by the same proportion as the reduction to the accumulation value.

Example 1:
A Contract owner takes a partial withdrawal in the amount of $10,000. At the time of the partial withdrawal, prior to the partial withdrawal, the accumulation value is $100,000, the net premium is $80,000, and the annual step-up value from the most recent prior Contract anniversary is $85,000.

After the partial withdrawal, the annual step-up value from the most recent prior Contract anniversary is adjusted to $76,500, which equals the annual step-up value from the most recent prior Contract anniversary prior to the withdrawal times one minus the withdrawal amount divided by the accumulation value prior to the withdrawal which equals: $85,000 [annual step-up value from the most recent prior Contract anniversary prior to the withdrawal] times (1 – ($10,000 [withdrawal amount] divided by $100,000 [accumulation value prior to withdrawal]))= $76,500. In this case, the proportional reduction was less than the dollar amount withdrawn.
The net premium, after the partial withdrawal, is adjusted to $72,000, which equals the net premium prior to the withdrawal times one minus the withdrawal amount divided by the accumulation value prior to the withdrawal, which equals: $80,000 [net premium prior to the withdrawal] times (1 - ($10,000 [withdrawal amount] divided by $100,000 [accumulation value prior to withdrawal])) = $72,000. In this case, the proportional reduction was less than the dollar amount withdrawn.
The accumulation value, after the partial withdrawal, is $90,000 = $100,000 - $10,000.

Example 2:
A Contract owner takes a partial withdrawal in the amount of $10,000. At the time of the partial withdrawal, prior to the partial withdrawal, the accumulation value is $100,000, the net premium is $80,000, and the annual step-up value from the most recent prior Contract anniversary is $200,000.
After the partial withdrawal, the annual step-up value from the most recent prior Contract anniversary is adjusted to $180,000, which equals the annual step-up value from the most recent prior Contract anniversary prior to the withdrawal times one minus the withdrawal amount divided by the accumulation value prior to the withdrawal which equals: $200,000 [annual step-up value from the most recent prior Contract anniversary prior to the withdrawal] times (1 – ($10,000 [withdrawal amount] divided by $100,000 [accumulation value prior to withdrawal])). In this case, the proportional reduction was greater than the dollar amount withdrawn.
The net premium, after the partial withdrawal, is adjusted to $72,000, which equals the net premium prior to the withdrawal times one minus the withdrawal amount divided by the accumulation value prior to the withdrawal, which equals: $80,000 [net premium prior to the withdrawal] times (1 - ($10,000 [withdrawal amount] divided by $100,000 [accumulation value prior to the withdrawal])) = $72,000. In this case, the proportional reduction was [less/greater] than the dollar amount withdrawn.
The accumulation value, after the partial withdrawal, is $90,000 = $100,000 - $10,000.

Example 3:
A Contract owner takes a partial withdrawal in the amount of $10,000. At the time of the partial withdrawal, prior to the partial withdrawal, the accumulation value is $100,000, the net premium is $100,000, and the annual step-up value from the most recent prior Contract anniversary is $100,000.
After the partial withdrawal, the annual step-up value from the most recent prior Contract anniversary is adjusted to $90,000, which equals the annual step-up value from the most recent prior Contract anniversary prior to the withdrawal times one minus the withdrawal amount divided by the accumulation value prior to the withdrawal which equals $100,000 [annual step-up value from the most recent prior Contract anniversary prior to the withdrawal] times (1 – ($10,000 [withdrawal amount] divided by $100,000 [accumulation value prior to withdrawal])). In this case, the proportional reduction was equal to the dollar amount withdrawn.
The net premium, after the partial withdrawal, is adjusted to $90,000, which equals the net premium prior to the withdrawal times one minus the withdrawal amount divided by the accumulation value prior to the withdrawal, which equals: $100,000 [net premium prior to the withdrawal] times (1 - ($10,000 [withdrawal amount] divided by $100,000 [accumulation value prior to withdrawal])) = $90,000. In this case, the proportional reduction was equal to the dollar amount withdrawn.
The accumulation value, after the partial withdrawal, is $90,000 = $100,000 - $10,000.
Effects of Additional Premium on the Net Premium and the Annual Step-Up Value from the Most Recent Prior Contract Anniversary Examples
Each time any additional premium is received, the net premium and the annual step-up value from the most recent prior Contract anniversary will increase by the amount of the additional premium on dollar for dollar basis. This is true even after the annual step-up period has expired.

Example 1:
During the enhanced death benefit value step-up period, a Contract owner makes an additional premium payment of $10,000. At the time of the premium payment, the accumulation value is $90,000, the net premium is $80,000, and the annual step-up value from the most recent prior Contract anniversary is $100,000. After the additional premium payment, the accumulation value is increased to $100,000 = $90,000 + $10,000; the net premium is increased to $90,000 = $80,000 + $10,000; and the annual step-up value from the most recent prior Contract anniversary is increased to $110,000 = $100,000 + $10,000.

Example 2:
After the enhanced death benefit value step-up period has ended, a Contract owner makes an additional premium payment of $10,000. At the time of the premium payment, the accumulation value is $90,000 the net premium is $80,000, and the annual step-up value from the most recent prior Contract anniversary is $100,000. After the additional premium payment, the accumulation value is increased to $100,000 = $90,000 + $10,000; the net premium is increased to $90,000 = $80,000 + $10,000; and the annual step-up value from the most recent prior Contract anniversary is increased to $110,000 = $100,000 + $10,000.

APPENDIX C – STATE VARIATIONS
Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in riders or endorsements to your Contract.
This Appendix C contains an overview of state specific variations.
For Contracts issued in the state of Arizona, the following variations apply:
On written request we are required to provide within reasonable time, reasonable factual information regarding the benefits and provisions of your annuity.
If for any reason you are not satisfied with the annuity, you may return the annuity within 10 days or within 30 days if you are 65 years of age or older on the date of the application and receive a refund of the full Accumulation Value plus any fees or charges deducted from the Contract as of the date the returned Contract is received by the insurer or its insurance producer, or if greater and required by state law, premiums paid as of the date the returned Contract is received by the insured or insurance producer.
For Contracts issued in the state of California, the following variations apply:
For owners in the state of California 60 years or older – the Free Look period is a 30-day period beginning on the day you receive your Contact. Your money will be placed in a fixed account or money market fund, unless you direct that premium to be invested in an underlying stock or bond fund portfolio during that 30-day period. If you do not direct that premium be invested in a stock or bond portfolio and you return the Contract within the 30-day period, you will be entitled to a refund of the premium and Contract fees. If you do direct that the premium be invested in a stock or bond portfolio during the 30-day period and you return the Contract during that period, you will be entitled to a refund of the Contract’s account value on the day the Contract is received by the insurance company or agent who sold you this Contract which could be less that the premium you paid for the Contract, plus any Contract fee paid. A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge, if you elect the Optional Value Endorsement.
For Contracts issued in the state of Connecticut, the following variations apply:
During the right to examine period if cancellation is made prior to delivery of the Contract we will refund all premiums paid.
Also, we currently define excessive/frequent trading as: (a) two or more “round trips” involving the same investment option within a 60-calendar day period; or (b) six or more “round trips” involving the same investment option within a twelve month period. “Round trip” means more than one purchase and sale of the same investment option within a 60-calendar day period. We reserve the right to revise our market timing procedures as we deem necessary or appropriate to more effectively detect and prevent market timing. Any exercise of our right to delay, restrict or reject trading activity will be applied equally and in a non-discriminatory manner to all owners.
For Contracts issued in the state of Florida, the following variations apply:
The cover page of the Contract contains a clear statement that death benefit and accumulation values will reflect the investment experience of our separate account, which may cause them to increase or decrease and are not guaranteed as to the fixed dollar amount. To obtain additional Contract information and/or to receive assistance in resolving complaints, our 800 number is listed in a bold face type. We have omitted the right to limit investment options in which premiums are invested.
For Contracts issued in the state of Illinois, the following variations apply:
The cover page of the Contract includes contact information to contact us or the Illinois Department of Insurance should you have any complaints arise regarding your annuity.

Illinois Department of Insurance Consumer Division or Public Service Section Springfield, Illinois 62767	Midland National Life Insurance Company Annuity Division PO Box 9261 Des Moines IA 50306-9261 Toll Free Telephone: 1-866-747-3421
For Contracts issued in the state of Montana, the following variations apply:
Death proceeds will be paid within 60 days of receiving due proof of the owner’s death. If payment is made after the first 30 days, we agree to pay interest on the death proceeds from the 30th day until the date of payment. The interest will be at an annual interest rate determined by us not to be less than the rate required by the state of Montana.
Gender will not play a role in determining payout rates; any reference to gender has been removed.
The provisions of this Contract conform to the minimum requirements of Montana law and control over any conflicting statutes of any state in which you live on or after the Contract Effective Date.

APPENDIX D - FINANCIAL INTERMEDIARY VARIATIONS
Certain Contract features described in this Prospectus may vary or may not be available through your broker-dealer. These variations may be reflected in your Contract and in riders or endorsements to your Contract.
This Appendix D describes variations in the availability of investment options, Contract benefits, and other Contract features described in this Prospectus - including restrictions, limitations, and other variations - which may apply depending on the broker-dealer through which the Contract is sold.
Please note that there may be other variations not included in this Appendix or otherwise described in this Prospectus. Variations may be imposed by some broker-dealers without our knowledge. For example, your financial professional may not recommend a particular investment option or Contract benefit to you. The broker-dealers through which the Contract is sold are unaffiliated with us and we request and rely on the information they provide to us about financial intermediary variations. We have identified all financial intermediary variations that are known to us as of the date of this Prospectus based on the information reported to us. However, because we are unaffiliated with the broker-dealers and must rely on information reported to us, we cannot obtain information about any other financial intermediary variations without unreasonable effort or expense.
You should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, Contract benefits or other Contract features available to you through your financial professional. Your financial professional may not be able to provide you with information regarding those Contract features, benefits, or options that your financial professional does not make available or recommend to you. Therefore, you may contact us directly at 1-866-747-3421.

Financial Intermediary	Variation
Ameritas Investment Corp	•Only Non-Qualified Contracts available
Allstate Financial Services, LLC	•Contract is not available for purchase after age 80
Avantax Investment Services, Inc.	•Optional 6-Year Value Endorsement not available •Accumulation Value Death Benefit only available under Non-Qualified Contracts
Bankers Life Securities	•Optional 6-Year Value Endorsement not available •Optional 7-Year Value Endorsement not available
Cetera Advisors LLC	•Optional 6-Year Value Endorsement not available
Cetera Financial Group	•Optional 6-Year Value Endorsement not available
Cetera Financial Specialists, LLC	•Optional 6-Year Value Endorsement not available
Cetera Investment Services LLC	•Optional 6-Year Value Endorsement not available
Cetera Wealth Services, LLC	•Optional 6-Year Value Endorsement not available
Geneos Wealth Management, Inc.	•Optional 7-Year Value Endorsement not available
Hornor, Townsend & Kent, LLC	•Optional 6-Year Value Endorsement not available •Optional 7-Year Value Endorsement not available
Kestra Investment Services, LLC	•Optional 6-Year Value Endorsement not available
LPL Financial LLC	•Optional 5-Year Value Endorsement not available •Optional 6-Year Value Endorsement not available •Enhanced Death Benefit is not available with Optional 6-Year Value Endorsement
M Holdings Securities, Inc.	•Only Non-Qualified Contracts available
Osaic Institutions, Inc.	•Optional 7-Year Value Endorsement not available
Osaic Wealth, Inc.	•Return of Premium Death Benefit required for Contract purchased after age 80 with Optional 6-Year Value Endorsement

Raymond James & Associates, Inc	•Optional 7-Year Value Endorsement not available •Accumulation Value Death Benefit only available under Non-Qualified Contracts
Raymond James Financial Services, INC.	•Optional 7-Year Value Endorsement not available •Accumulation Value Death Benefit only available under Non-Qualified Contracts
Stifel Independent Advisors, LLC
•Optional 7-Year Value Endorsement not available
•Enhanced Death Benefit is not available with Optional 6-Year Value Endorsement
•Accumulation Value Death Benefit only available under Non-Qualified Contracts

Stifel, Nicolaus & Company
•Optional 7-Year Value Endorsement not available
•Enhanced Death Benefit is not available with Optional 6-Year Value Endorsement
•Accumulation Value Death Benefit only available under Non-Qualified Contracts

Voya Financial Advisors, Inc	•Only Non-Qualified Contracts available •Optional 7-Year Value Endorsement not available for purchase ages 81-85 •Accumulation Value Death Benefit only available under Non-Qualified Contracts

The Statement of Additional Information (SAI) can provide you with more detailed information about the Contract, Midland National Life Insurance Company and the Midland National Life Separate Account C, including more information about commissions and distribution expenses. We incorporate the SAI into this Prospectus by reference. For more information about the Contract and/or a free copy of the SAI or prospectus, contact your registered representative or our Customer Service Center at:

Sammons Retirement Solutions
P.O. Box 9261
Des Moines, IA 50306-9261 (Regular Mail)

Sammons Retirement Solutions
8300 Mills Civic Parkway
West Des Moines, IA 50266-3833 (Overnight Mail)
Phone: (866) 747-3421
Facsimile: (866) 511-7038

Reports and other information about Midland National Life Insurance Company and Midland National Life Separate Account C are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may obtain copies of this information, upon your payment of a duplicating fee, by electronic request at this email address: publicinfo@sec.gov.

EDGAR Contract Identified No. C000107223

 STATEMENT OF ADDITIONAL INFORMATION FOR THE
LIVEWELL VARIABLE ANNUITY CONTRACT
Flexible Premium Deferred Variable Annuity Contract
Issued by
MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Through Midland National Life Separate Account C)
Our Customer Service Center:
P.O. Box 9261
Des Moines, IA 50306-9261
(866) 747-3421
This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the LiveWell Variable Annuity (“Contract”) issued by Midland National Life Insurance Company. You may obtain a free copy of the Prospectus dated May 1, 2026 by contacting us at our Customer Service Center using the above address and phone number. Terms used in the current Prospectus for the contract are incorporated in this document.
This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract and the prospectuses for all of the Investment Portfolios currently available in the contract.
Dated May 1, 2026

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2

 SEPARATE ACCOUNT AND THE COMPANY
The Depositor, Midland National Life Insurance Company, is a stock life insurance company. It was organized in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company.” We were reincorporated as a stock life insurance company, in 1909. Our name “Midland” was adopted in 1925. We were redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico, the Virgin Islands, Guam and the Mariana Islands.
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell insurance and annuity contracts. We are engaged in a broad range of insurance and insurance-related activities.
Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.
The Registrant, Separate Account C, was established under the insurance laws of the State of South Dakota in March 1991 and is now governed by Iowa law. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 as a unit investment trust. This registration does not involve any SEC supervision of its management or investment contracts. The Separate Account is divided into subaccounts, called investment options, each of which invests exclusively in shares of one investment portfolio of a Trust or Fund. You may allocate part or all of your premiums to any of the investment options of our Separate Account available under this Contract (some restrictions may apply).
SERVICES
Midland National keeps the assets of the Midland National Life Separate Accounts and holds all funds of the Separate Account. Midland National maintains the proceeds of shares of the underlying Investment Options purchased and sold through the Midland National Life Separate Accounts. Financial statements of each Investment Option within Midland National Life Separate Account C and Midland National Life Insurance Company are prepared by PricewaterhouseCoopers LLP, 699 Walnut Street, Suite 1300, Des Moines, IA 50309.

THE CONTRACT
ENTIRE CONTRACT
The entire contract between you and us consists of the contract, the attached written application and any attached endorsements, riders, and amendments.
CHANGES TO THE CONTRACT
No one has the right to change any part of the contract or to waive any of its provisions unless the change is approved in writing by one of our officers. Only our President or Secretary may modify the contract.
We may change the contract without your consent to conform to state or federal laws or regulations.  A change will be made by attaching an endorsement to the contract.
INCONTESTABILITY
We will not contest the contract.
MISSTATEMENT OF AGE OR SEX
If the age or sex of the annuitant has been misstated, we will adjust the amount of each annuity payment to whatever the applied value would have purchased at the correct age and sex.
Any underpayments made by us will be paid to the payee. Any overpayments made by us will be charged against benefits falling due after adjustment. All underpayments and overpayments will include interest at the rate required by the jurisdiction in which the contract is delivered.
NON-PARTICIPATING
The contract does not participate in the surplus or profits of the Company and the Company does not pay any dividends on it.
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CLAIMS OF CREDITORS
To the extent permitted by law, no benefits payable based on the assets in the Separate Account under the contract to a beneficiary or payee are subject to the claims of creditors.
MINIMUM BENEFITS
The annuity payments, surrender values and death benefit under the contract are not less than the minimum required by the laws of the state in which the contract is delivered.
OWNERSHIP
The contract belongs to you. You have all rights granted by the contract, including the right to change owners and beneficiaries, subject to the rights of:
1)    Any assignee of record with us;
2)    Any irrevocable beneficiary; and
3)    Any restricted ownership.
We must receive written notice informing us of any change, designation or revocation. Once recorded, a change, designation or revocation takes effect as of the date the written notice was signed. However, we are not liable for payments made by us before we record the written notice. A change of owner may have adverse tax consequences.

ASSIGNMENT
An assignment may have adverse tax consequences.
You may assign the contract by giving us written notice. The assignment does not take effect until we accept and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be responsible for the validity of any assignment. We will not be liable for any payments We make prior to recording the written notice of assignment.
This contract, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme. This contract may not be traded on any stock exchange or secondary market.
ACCUMULATION UNIT VALUE
We determine Accumulation Unit Values for each investment option of our Separate Account at the end of each Valuation Period. The Accumulation Unit Value for each investment option was initially set at $10.00. The Accumulation Unit Value for any Business Day is equal to the Accumulation Unit Value for the preceding Business Day multiplied by the net investment factor for that investment option on that Business Day.
We determine the net investment factor for each investment option every Valuation Period by taking a) divided by b) minus c) where:
a)    Is the total of:
1)    The net asset value per share at the end of the current Valuation Period; plus
2)    Any dividend or capital gains per share reinvested during the current Valuation Period; plus
3)    Total accrued, but not yet reinvested, capital gains per share as of the current Valuation Period.
b)    Is the net asset value plus the total accrued but not yet reinvested capital gains per share as of the preceding Valuation Period.
c)    Is the Separate Account Annual Expenses for each day in the current Valuation Period.
We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that we would adjust unit values to reflect what happens to the Investment Portfolios, and also for any charges.
ANNUITY PAYMENTS
The amount of each fixed annuity payment will be set on the Maturity Date and will not subsequently be affected by the investment performance of the Investment Options.
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ADJUSTED HISTORICAL PERFORMANCE DATA
Midland National may also disclose adjusted historical performance data for an investment option for periods before the investment option commenced operations, based on the assumption that the investment option was in existence before it actually was, and that the investment option had been invested in a particular Portfolio that was in existence prior to the investment option’s commencement of operations. The Investment portfolio used for these calculations will be the actual Portfolio that the investment option will invest in.
Adjusted historical performance data of this type will be calculated as follows. First, the value of an assumed $1,000 investment in the applicable Investment Portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a “contract charges” factor to reflect the charges imposed under the contract. The contract charges factor is calculated by taking the daily Separate Account asset charge. The total is then divided by 12 to get the monthly contract charges factor, which is then applied to the value of the hypothetical initial payment in the applicable Investment Portfolio to get the value in the investment option. The contract charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value (“ERV”) of a hypothetical $1,000 initial payment in the investment option is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.
This type of performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the contract is not surrendered (i.e., with no deduction for the contingent deferred sales charge) and assuming that the contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales charge).
FEDERAL TAX MATTERS
TAX-FREE EXCHANGES (SECTION 1035)
Midland National accepts premiums which are the proceeds of a contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code (“Code”).
We also accept “rollovers” from contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to “roll-over” into an IRA. The Company differentiates between non-qualified contracts and IRAs to the extent necessary to comply with federal tax laws. In all events, a tax adviser should be consulted with and relied upon before you effect an exchange or a rollover.
REQUIRED DISTRIBUTIONS
In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to provide that (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed (1) within five years after the date of that owner’s death, or (2) as Annuity payments which will begin within one year of that owner’s death and which will be made over the life of the owner’s “designated beneficiary” or over a period not extending beyond the life expectancy of that beneficiary. The owner’s “designated beneficiary” is the person to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner’s designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.
The non-qualified contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.
Other rules may apply to qualified contracts.
NON-NATURAL PERSON OWNERS
If a non-natural person (e.g., a corporation or a trust) owns a non-qualified contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year.
There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
The tax discussion in the prospectus and herein generally applies to contracts owned by natural persons.
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DIVERSIFICATION REQUIREMENTS
The Code requires that the investments of each investment option of the Separate Account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment option, through the portfolio in which it invests, will satisfy these diversification requirements.
OWNER CONTROL
In some circumstances, owners of variable contracts who retain control over the investment of the underlying Separate Account assets may be treated as owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.
TAXATION OF QUALIFIED CONTRACTS
The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.
Individual Retirement Accounts and Annuities (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions of up to the lesser of a specific dollar amount or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income and whether the individual is a participant in a qualified plan. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other converted amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
The Setting Every Community Up for Retirement Enhancement Act of 2019 and 2022 (collectively, the “Secure Act”) made changes to the required minimum distribution rules. Under the Secure Act, the age on which required minimum distributions generally must begin is based on the individual’s applicable age. If the individual attains (1) age 70 1/2 before 2020, the applicable age is 70 1/2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The Secure Act also provides that for qualified contract owners who die after January 1, 2020 that any designated beneficiary who is not an “eligible designated beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. This rule applies regardless of whether required minimum distributions have begun.
DISTRIBUTION OF THE CONTRACTS
The Contracts are offered on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.
Sammons Financial Network, LLC. (“Sammons Financial Network”) serves as principal underwriter for the Contracts. Sammons Financial Network is a Delaware limited liability company and its principal office is located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Sammons Financial Network is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas, which in turn is the ultimate parent company of Midland National Life Insurance Company. Sammons Financial Network is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. Sammons Financial Network offers the contracts through its registered representatives. Sammons Financial Network also may enter into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services. Registered representatives, who offer contracts, are appointed as insurance agents for Midland National Life Insurance Company.
We have entered into an agreement to pay a distribution allowance to Sammons Financial Network of 1.50% of total premiums received on the Contracts.The following amounts were paid to Sammons Financial Network for each of the last three fiscal years:
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Fiscal Year	Aggregate Amount of Distribution Allowance paid to Sammons Financial Network *
2023	$3,724,565
2024	$8,926,126
2025	$14,171,402
*    Represents amounts paid to Sammons Financial Network for the LiveWell Variable Annuity, the LiveWell Dynamic Annuity, and the Oak Elite Advisory RILA. The entire distribution amount was retained by Sammons Financial Network each year.
Sammons Financial Network or its affiliates via expense sharing agreements will pay the advertising and sales expenses related to the distribution of the contracts.
We and/or Sammons Financial Network may pay certain selling firms additional amounts for:
•    participation in their marketing programs, which may include marketing services and increased access to their sales representatives;
•    sales promotions relating to the contracts;
•    costs associated with sales conferences and educational seminars for their sales representatives; and
•    other sales expenses incurred by them.
We may pay flat dollar amounts to certain selling firms. Our sales and marketing personnel may be permitted to attend selling firm’s annual, sales, and other conferences and/or may be given booth time, speaking time, or access to lists of the selling firm’s registered representatives.
We and/or Sammons Financial Network may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
SAFEKEEPING OF ACCOUNT ASSETS
Title to assets of the Separate Account is held by Midland National. The assets are held separate and apart from our general account assets. Records are maintained of all premiums and redemptions of Portfolio shares held by each of the Investment options .
STATE REGULATION
Midland National is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the contracts will be modified accordingly.
RECORDS AND REPORTS
All records and accounts relating to the Separate Account will be maintained by Midland National. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to owners semi-annually at their last known address of record.
PURCHASE OF SECURITIES BEING OFFERED
Any person wishing to purchase a Contract may submit an application form and an initial premium payment of at least $10,000. The sale must take place through a representative who is licensed, registered and authorized to sell the Contract. The maximum issue age for the Contract is 90 (the owner’s age).
Sales commissions may vary, but the maximum commission payable in the first year for contract sales with the Optional Value Endorsement is up to 6.50%. If you do not elect an Optional Value Endorsement we will pay up to 1.00% of premium payments and a 1.00% trail commission is also paid starting in the second year of the Contract based on the accumulation value. Where lower commissions may be paid on premium payments, we may also pay trail commissions. We may also pay additional amounts and reimburse additional expenses of Sammons Financial Network based on various factors.
7

EXPERTS
The statutory basis financial statements as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025 of the Midland National Life Insurance Company and the financial statements as of December 31, 2025 and for each of the two years in the period ended December 31, 2025 of Midland National Life Insurance Company Separate Account C incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS dated April 20, 2026, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, 699 Walnut Street, Suite 1300 Des Moines, IA 50309, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
OTHER INFORMATION
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.
8

AUDITED FINANCIAL STATEMENTS
The statutory basis financial statements as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025 of the Midland National Life Insurance Company and the financial statements as of December 31, 2025 and for each of the two years in the period ended December 31, 2025 of Midland National Life Insurance Company Separate Account C are incorporated by reference to Form N-VPFS filed by the Registered Separate Account on April 20, 2026.

9

Part C
OTHER INFORMATION
Item 27. Exhibits:

(a)	Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C (2)

(b)	Not Applicable

(c)	(1)	Principal Underwriting Agreement between Midland National Life Insurance Company and Sammons Financial Network (21)

	(2)	Registered Representative Contract (8)

(d)	(1)	Form of Flexible Premium Deferred Variable Annuity Contract (8)

	(2)	Form of Flexible Premium Deferred Variable Annuity Contract (20)

	(3)	Optional LiveWell Value Endorsement (16)

	(4)	Enhanced Death Benefit Endorsement (19)

	(5)	Form of Non-Qualified Stretch Endorsement (23)

	(6)	Form of Joint Annuitant Endorsement (23)

(e)	Application for Flexible Premium Deferred Variable Annuity Contract (8)

(f)	(1)	Articles of Incorporation of Midland National Life Insurance Company (2)

	(2)	By-laws of Midland National Life Insurance Company (2)

(g)	Reinsurance Agreement for contracts issued under this Registration Statement. (4)

(h)	(1)	Participation Agreement between Midland National Life Insurance Company and Fidelity VIP I and VIP II. (5)

	(2)	Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)

	(3)	Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III. (6)

	(4)	Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund III. (3)

	(5)	Participation Agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (4)

	(6)	Rule 22c-2 Agreement between Midland National Life Insurance Company Calvert Distributors, Inc. (7)

	(7)	SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation. (7)

	(8)	SEC Rule 22c-2 Supplement to Participation Agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (7)

	(9)	Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc. (7)

	(10)	Participation agreement between Midland National Life Insurance Company and BlackRock. (9)

	(11)	Participation agreement between Midland National Life Insurance Company and DWS. (9)

	(12)	Participation agreement between Midland National Life Insurance Company and Eaton Vance. (9)
	(13)	Participation agreement between Midland National Life Insurance Company and Franklin Templeton. (9)

	(14)	Amendment to Participation agreement between Midland National Life Insurance Company and Franklin Templeton. (9)

(15)	Participation agreement between Midland National Life Insurance Company and Ivy Funds. (9)

(16)	Participation agreement between Midland National Life Insurance Company and Legg Mason. (9)

(17)	Participation agreement between Midland National Life Insurance Company and Pioneer Funds. (9)

(18)	Participation agreement between Midland National Life Insurance Company and Prudential. (9)

(19)	Participation agreement between Midland National Life Insurance Company and Royce Funds. (9)

(20)	Amendment to Participation agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (9)

(21)	Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts. (9)

(22)	Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc. (9)

(23)	Participation Agreement between Midland National Life Insurance Company and Calvert Asset Management Company, Inc. (9)

(24)	Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC. (9)

(25)	Participation Agreement between Midland National Life Insurance Company and Rydex Distributors LLC. (9)

(26)	Participation Agreement between Midland National Life Insurance Company and AllianceBernstein. (10)

(27)	Amendment to Participation Agreement between Midland National Life Insurance Company and American Century. (10)

(28)	Participation Agreement Amended and Restated between Midland National Life Insurance Company and DWS. (10)

(29)	Participation Agreement between Midland National Life Insurance Company and Lazard. (10)

(30)	Participation Agreement between Midland National Life Insurance Company and Lord Abbett. (10)

(31)	Amendment to Participation Agreement between Midland National Life Insurance Company and Northern Lights Variable Trust. (10)

(32)	Amendment to Participation Agreement between Midland National Life Insurance Company and Van Eck. (10)

(33)	Amendment to the Participation Agreement between Midland National Life Insurance Company, American Century Investment Services, Inc. and American Century Investment Management, Inc. (11)

(34)	Summary Prospectus Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation. (11)

(35)	Amendment to the Participation Agreement between Midland National Life Insurance Company and Janus Aspen Series. (11)

(36)	Amendment to the Participation Agreement between Midland National Life Insurance Company, The Alger American Portfolios and Fred Alger & Company, Incorporated. (12)
(37)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (12)

(38)
Amendment to the Participation Agreement between Midland National Life Insurance Company, DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investment Distributors, Inc. and Deutsche Investment Management Americas Inc. (12)

(39)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Eaton Vance Variable Trust and Eaton Vance Distributors, Inc. (12)

(40)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC, Lazard Asset Management Securities LLC and Lazard Retirement Series, LLC. (12)

(41)
Amendment to the Participation Agreement between Midland National Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC. (12)

(42)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC. (12)

(43)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Northern Lights Variable Trust and Northern Lights Distributors, LLC. (12)

(44)	Amendment to the Participation Agreement between Midland National Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Investments LLC. (12)

(45)
Amendment to the Participation Agreement between Midland National Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., and Pioneer Funds Distributors, Inc. (12)

(46)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Royce Capital Fund and Royce Fund Services, Inc. (12)

(47)	Participation Agreement between Midland National Life Insurance Company, First Life Investors Series Funds and First Investors Corporation (13)

(48)
Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors, Inc. (13)

(49)
Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors, Inc. (13)

(50)
Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Series Trust II, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors, Inc. (13)

(51)	Participation Agreement between Midland National Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, LLC and Columbia Management Investment Distributors, Inc. (13)

(52)	Participation Agreement between Midland National Life Insurance Company, ALPS Variable Investment Trust, ALPS Advisors, Inc and ALPS Portfolio Solutions Distributor, Inc. (14)

(53)
Participation Agreement between Midland National Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (14)

(54)	Participation Agreement between Midland National Life Insurance Company, Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. (14)
(55)
Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC., Transparent Value Trust, Guggenheim Partners Investment Management, LLC, and ALPS Distributors, Inc. (14)

(56)	Amendment to the Participation Agreement between Midland National Life Insurance Company, BlackRock Variable Series Funds, Inc., and BlackRock Investments, LLC. (14)

(57)	Amendment to the Participation Agreement between Midland National Life Insurance Company, First Life Investors Series Funds and First Investors Corporation. (14)

(58)	Participation Agreement between Midland National Life Insurance Company and T. Rowe Price. (15)

(59)
Amendment to the Participation Agreement between Midland National Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC. (15)

(60)	Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, John Hancock Variable Insurance Trust and John Hancock Distributors, LLC (17)

(61)	Participation Agreement between Midland National Life Insurance Company, Federated Insurance Series and Federated Securities Corp. (18)

	(62)	Amendment to the Participation Agreement between Midland National Life Insurance Company, American Century Investment Management, Inc. and American Century Investment Services, Inc. (22)

	(63)	Settlement Agreement and General Release between Midland National Life Insurance Company and Amundi Asset Distributor US, Inc. (23)

	(64)	Participation Agreement between Midland National Life Insurance Company, Variable Accounts, New Age Alpha Variable Funds Trust and Ultimus Fund Distributors, LLC (23)

	(65)	Participation agreement between Midland National Life Insurance Company and Principal Funds Distributor, Inc., Principal Variable Contract Funds, Inc., and Principal Shareholder Services, Inc. (24)

	(66)	Participation agreement between Midland National Life Insurance Company and Franklin Distributors, LLC (24)

(67)
Amendment to the Participation agreement between Midland National Life Insurance Company and Principal Funds Distributor, Inc., Principal Variable Contract Funds, Inc., and Principal Shareholder Services, Inc. (24)

	(68)	Amendment to the Participation agreement between Midland National Life Insurance Company and Franklin Distributors, LLC (24)

(i)	Not Applicable

(j)	Not Applicable

(k)		Opinion and Consent of Counsel (24)

(l)		Consent of Independent Registered Public Accounting Firm (24)

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)		Powers of Attorney (24)

(q)	Not Applicable

(r)	Not Applicable

(s)		Performance Data Calculations (4)

1.    Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 on April 23, 1997 (File No. 333-14061)
2.    Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on February 23, 1998 (File No. 33-64016)
3.    Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061)
4.    Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on April 28, 2003 (File No. 333-71800)
5.    Incorporated herein by reference to Initial N-4 Filing on June 7, 1993 (File 33-64016)
6.    Incorporated herein by reference to Post-Effective Amendment No. 4 for Form N-4 on April 29, 1997 (File No. 33-64016)
7.    Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-4 on April 28, 2008 (File No. 333-108437)
8.    Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on December 15, 2011 (File No. 333-176870)
9.    Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 25, 2012 (File No. 333-176870)
10.    Incorporated herein by reference to Post-Effective Amendment No. 2 for Form N-4 on September 20, 2012 (File No. 333-176870)
11.    Incorporated herein by reference to Post-Effective Amendment No. 8 for Form N-6 on April 26, 2013 (File No. 333-148824)
12.    Incorporated herein by reference to Post-Effective Amendment No. 3 for Form N-4 on April 26, 2013 (File No. 333-176870)
13.    Incorporated herein by reference to Post-Effective Amendment No. 4 for Form N-4 on July 12, 2013 (File No. 333-176870)
14.    Incorporated herein by reference to Post-Effective Amendment No. 7 for Form N-4 on July 25, 2014 (File No. 333-176870)
15.    Incorporated herein by reference to Post-Effective Amendment No. 9 for Form N-4 on July 16, 2015 (File No. 333-176870)
16.    Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-4 on April 25, 2017 (File No. 333-176870)
17.    Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-4 on April 27, 2018 (File No. 333-176870)
18.    Incorporated herein by reference to Post-Effective Amendment No. 13 for Form N-4 on April 29, 2019 (File No. 333-176870)
19.    Incorporated herein by reference to Post-Effective Amendment No. 14 for Form N-4 on March 6, 2020 (File No. 333-176870)
20.    Incorporated herein by reference to Post-Effective Amendment No. 16 for Form N-4 on November 2, 2020 (File No. 333-176870)
21.    Incorporated herein by reference to Post-Effective Amendment No. 20 for Form N-4 on April 29, 2022 (File No. 333-176870)
22.     Incorporated herein by reference to Post-Effective Amendment No. 22 for Form N-4 on April 19, 2024 (File No. 333-176870)
23. Incorporated herein by reference to Post-Effective Amendment No. 25 for Form N-4 on April 17, 2025 (File No. 333-176870)
24. Incorporated herein by reference to Post-Effective Amendment No. 7 for Form N-4 on January 12, 2026 (File No. 333-283566)
25. Filed herewith.

Item 28. Directors and Officers of the Insurance Company

Name and Principal Business Address[1]	Position and Offices with Depositor
Esfandyar E. Dinshaw	Chairman & Chief Executive Officer
Robert R. TeKolste	President & Director
Darron K. Ash	Director
Thomas J. Corcoran	Director
Susan T. Deakins	Director
George A. Fisk	Director
Carl M. Harris	Director
William D. Heinz	Director
Michael J. Lafitte	Director
Gina A. Norris	Director
Bryce A. Biklen	President – Sammons Independent Annuity Group
Gerald R. Blair[3]	President – Sammons Life Insurance Group
Casey C. Decker	Chief Operating Officer
William L. Lowe	President – Sammons Institutional Group & Director
Michael L. Mock	President – Wealth Management
Joseph E. Paul	President – Sammons Corporate Markets
Brett L. Agnew	Senior Vice President, Deputy General Counsel – Securities & Investments and Assistant Secretary
David C. Attaway	Senior Vice President
Kathleen G. Bartling[2]	Chief People Officer
Kelly L. Coomer[3]	Senior Vice President & Chief Information Officer
Eric Y. Lin	Senior Vice President & Corporate Actuary
Brent A. Mardis	Senior Vice President & Chief Development Officer
Michael A. Pietig	Senior Vice President – Services
Amy E. Teas	Senior Vice President, General Counsel & Secretary
Sergi G. Turabelidze	Senior Vice President & Chief Investment Officer
Stacy L. Bagby	Vice President – Sales & Compliance Administration
Marcy L. Baker	Vice President – Risk & Asset Liability Management
Neil A.Berns	Vice President & Chief Strategy Officer-Life
Jamie E. Beyer[2]	Vice President – Valuation
Shannon M. Bielski	Vice President - Associate General Counsel, Enterprise Operations & Assistant Secretary
Lori L. Bochner	Vice President – Corporate Marketing and Communications
Gregory J. Bonzagni	Vice President – National Sales
Eric R. Boucher	Vice President – Enterprise Risk Management
Tyler J. Brown	Vice President - Government Affairs
Kerry Cahill	Vice President – Business & Sales Development
Jackie L. Cockrum	Vice President – New Business Operations
Timothy D. Crawford	Vice President & Associate General Counsel-Life & Annuity Operations
Nathan L. Driskill	Vice President – Sales MNL
Linda M. Durman	Vice President – Annuity Product Development & Inforce Management
Daniel E. Edsen	Vice President, Chief Financial Officer & Treasurer
Adora M. Ellis	Vice President – Investment Portfolio Management
Adam Emmenecker	Vice President – Corporate Development & Financial Analysis
Kirk P. Evans	Vice President – Product Development & Risk Management
Lynne M. Flater	Vice President & Chief Tax Officer

Trent J. Freier	Vice President – Corporate Markets
Chancie M. Garbe	Vice President – Operations Life
Patrick M. Glover	Vice President – Financial Reporting
Christie S. Goodrich	Vice President – Life Product
Cyndi J. Hall	Vice President – Chief Compliance Officer
Jeffrey P. Heppner	Vice President – Information Technology
Robert Johnson, Jr.	Vice President – Chief Distribution & Sales Officer MNL
Mark E. Kalinowski[3]	Vice President – Senior Investment Portfolio Manager Alternatives
Tracey E. Knudtson	Vice President – Talent & Organizational Development and HR Business Partner
Khen C. Leuk[3]	Vice President – Chief Underwriting Officer, SFG Bermuda Ltd.
Kevin W. Mechtley	Vice President – Business Development & Chief Growth Officer
Laura A. Miller[2]	Vice President – Product Development, Corporate Markets
Paul J. Mocarski	Vice President & Chief Information Security Officer
Seth G. Nailor	Vice President – Agency and Customer Support
Katrisha N. Neisse[2]	Vice President – Strategy & Business Development- Life
Adam W. Newland	Vice President – Audit
Isaac L. Norton	Vice President – Marketing
Jackson P. Ode	Vice President – Sales MNL
Susan B. Osweiler	Vice President – Chief Risk Officer
Varun B. Parekh[3]	Vice President – Information Technology
Matthew P. Pelham	Vice President – Information Technology
Melissa R. Phillips	Vice President – Operations, Strategy and Planning
Henry Pietrkowski[3]	Vice President – Associate General Counsel – Litigation
Amy E. Rider	Vice President – Strategic Risk & Mortality Management
Aparna Singh	Vice President – Portfolio Manager – Bermuda
Katie A. Schmid	Vice President – Marketing Life
Sarah E. Theis	Vice President & Chief Strategy Officer
Rachelle L. Tieszen[2]	Vice President – Total Rewards and Human Resources Governance
Andrea J. Truax	Vice President – Corporate Actuarial Model
Piera Valle	Vice President – Financial Institutions
Logan S. Veurink[2]	Vice President – Investment and Capital Reporting & Analysis
Carmen R. Walter	Vice President – Product Development Corporate Markets
Molly K. Wendel	Vice President – Marketing SIG
Heath C. Williams[2]	Vice President – Information Technology
Aaron D. Witt	Vice President – Chief Digital & Corporate Solutions Officer
Joshua M. Woodvine	Vice President – Chief Distribution Officer of SIAG
Stephanie H. Wynne	Vice President – Corporate Development Operations & Integration
Lori DenHerder	Associate Vice President – Compliance Investigations & AML Officer
Jill Williams[3]	Associate Vice President – Operational Compliance
1    Unless noted otherwise, the principal business address for each officer and director is 8300 Mills Civic Parkway, West Des Moines, IA 50266
2    One Sammons Plaza, Sioux Falls, SD 57193-9991
3    433 W. Van Buren Street, Chicago, IL 60607
Item 29. Persons Controlled By or Under Common Control With the Insurance Company or Registered Separate Account.
The Insurance Company, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc. The Registered Separate Account is a segregated asset account of Midland. Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT). Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI), as of December 31, 2025, are:

Name of Parent, Subsidiaries Or Affiliates	Domiciliary Location	If Control is Ownership Provide Percentage
1110 Inwood Holdings, LLC	DE	90.00

1110 Inwood, LLC	DE	100.00
19160 West Bellfort Richmond Owner, LLC	DE	100.00
215 Castro LLC	DE	100.00
2748 Grant Avenue Venture, LLC	DE	95.00
2748 Grant Avenue, L.L.C.	DE	100.00
5 Burlington Woods JV, LLC	DE	44.00
5 Burlington Woods, LLC	DE	100.00
550 Capital, Inc.	DE	100.00
800 Main Street Providence Village Owner, LLC	DE	100.00
ABV Holdings, LLC	NC	100.00
Access Plus (Scotland) Ltd.	ZZZ	100.00
Aerial Platform Hire Limited	IRL	100.00
AIS SIND, LLC	DE	100.00
AJ Highland Park Investors, LLC	DE	100.00
AJ Renaissance Place Investors, LLC	DE	100.00
AK Des Peres Manager, LLC	DE	100.00
AK St. Louis Holdings, LLC	DE	100.00
AK St. Louis Manager, LLC	DE	50.00
AK St. Louis Owner, LLC	DE	100.00
Albemarle Solar Center, LLC	NC	100.00
Albion 636 Division, LLC	DE	100.00
Albion at Evanston Investors I, LLC	DE	100.00
Albion at Evanston, LLC	DE	100.00
Albion at Highland Park, LLC	DE	100.00
Albion at Murfreesboro, LLC	DE	100.00
Albion at New Forum Member, LLC	DE	100.00
Albion at Oak Park Investors I, LLC	DE	100.00
Albion at Oak Park Member, LLC	DE	100.00
Albion at Oak Park, LLC	DE	100.00
Albion at Palatine, LLC	DE	100.00
Albion at Parklane GP, LLC	DE	100.00
Albion at Parklane Limited Partner, LLC	DE	100.00
Albion at Renaissance Place, LLC	DE	100.00
Albion Construction LLC	DE	100.00
Albion Des Peres, LLC	DE	100.00
Albion HoldCo LLC	DE	100.00
Albion in the Gulch Investors, LLC	DE	100.00
Albion in the Gulch Member, LLC	DE	100.00
Albion in the Gulch, LLC	DE	100.00
Albion Jacobs Highland Park, LLC	DE	100.00
Albion Jacobs Renaissance Place, LLC	DE	100.00
Albion Lawrenceville, LLC	DE	100.00
Albion Murfreesboro Investors, LLC	DE	20.00
Albion Murfreesboro Member, LLC	DE	100.00
Albion Music Row II, LLC	DE	100.00
Albion Music Row, LLC	DE	100.00
Albion Naperville, LLC	DE	100.00
Albion on Lake Cook Mezz, LLC	DE	100.00
Albion on Lake Cook, LLC	DE	100.00
Albion Residential LLC	DE	100.00

Albion St. Louis, LLC	DE	100.00
AmeyBriggs Fleet and Equipment Limited	GBR	50.00
AmeyBriggs Services Holding Limited	GBR	50.00
AmeyBriggs Services Limited	GBR	100.00
Arvada Prime I, LLC	DE	100.00
Asheville Resolution Corporation	DE	100.00
Aspen Solar, LLC	NC	100.00
Astor Investment Management LLC	DE	100.00
ATCAP-CCI Atlanta Industrial II, LLC	DE	95.00
ATCAP-CCI Atlanta Industrial, LLC	DE	92.50
ATCAP-CCI Brookville Industrial, LLC	DE	95.00
ATCAP-CCI Emerson Industrial, LLC	DE	95.00
ATCAP-CCI Flint Industrial, LLC	DE	95.00
ATCAP-CCI Riverbend Industrial, LLC	DE	95.00
Atlas Atlanta Cobb International, LLC	DE	100.00
Atlas Atlanta II Doan, LLC	DE	100.00
Atlas Atlanta II International, LLC	DE	100.00
Atlas Atlanta II Park, LLC	DE	100.00
Atlas Atlanta II Shackleford, LLC	DE	100.00
Atlas Atlanta Mountain Industrial, LLC	DE	100.00
Atlas Atlanta Oakcliff, LLC	DE	100.00
Atlas Atlanta Royal Atlanta, LLC	DE	100.00
Atlas Atlanta Tuckerstone, LLC	DE	100.00
Atlas Brookville, LLC	DE	100.00
Atlas Emerson, LLC	DE	100.00
Atlas Flint 146, LLC	DE	100.00
Atlas Flint Air Center, LLC	DE	100.00
Atlas Flint Bergen, LLC	DE	100.00
Atlas Flint Dorothy, LLC	DE	100.00
Atlas Flint International, LLC	DE	100.00
Atlas Flint Lake Emma, LLC	DE	100.00
Atlas Flint Park Row, LLC	DE	100.00
Atlas Riverbend, LLC	DE	100.00
Ballad Gerrity Bridge, LLC	DE	100.00
Balloo Hire Centre Limited	IRL	100.00
Balloo Hire Limited	IRL	100.00
Balsam Solar, LLC	NC	100.00
Bannagroe Limited	IRL	100.00
Barn Owl I, LLC	DE	100.00
BE Finance Limited	GBR	100.00
Beacon Capital Management, Inc.	OH	100.00
Beulah Belle Grazing Association, LLC	WY	100.00
Blulift Limited	IRL	100.00
BRE NC Solar 1, LLC	NC	100.00
Briggs Equipment Ireland Limited	IRL	100.00
Briggs Equipment Mexico, Inc.	DE	100.00
Briggs Equipment UK Limited	GBR	100.00
Briggs Equipment, S.A. de C.V.	MEX	99.00
Briggs Equipment, S.A. de C.V.	MEX	1.00
Briggs Industrial Solutions, Inc.	DE	100.00

Briggs International, Inc.	DE	100.00
Briggs UK Holdings, Inc.	DE	100.00
Broadway Solar Center, LLC	NC	100.00
Burleson Wilshire Investment Partners, LLC	DE	100.00
Canal Reinsurance Company	IA	100.00
Cast Iron Energy, LLC	DE	100.00
CCE Funding LLC	DE	100.00
CCI Alexandria SL LLC	DE	100.00
CCI Atlanta Industrial LLC	DE	100.00
CCI Bethesda SL LLC	DE	100.00
CCI GG Prime 1 LLC	DE	100.00
CCI Historic, Inc.	DE	100.00
CCI Horizon LLC	DE	100.00
CCI Industrial - ATCAP Atlanta II Investor LLC	DE	100.00
CCI Industrial - ATCAP Brookville Investor LLC	DE	100.00
CCI Industrial - ATCAP Emerson Investor LLC	DE	100.00
CCI Industrial - ATCAP Flint Investor LLC	DE	100.00
CCI Industrial - ATCAP RIverbend Investor LLC	DE	100.00
CCI Industrial – CHI 2748 Grant Avenue Investor LLC	DE	100.00
CCI Industrial - JSC Centerpoint Ph II Investor LLC	DE	100.00
CCI Industrial - JSC Georgetown I Investor LLC	DE	100.00
CCI Industrial - JSC Georgetown II Investor LLC	DE	100.00
CCI Industrial - JSC Lakeview I Investor LLC	DE	100.00
CCI Industrial - JSC Lakeview II - SAF BTS Investor LLC	DE	100.00
CCI Industrial - JSC Lakeview II Investor LLC	DE	100.00
CCI Industrial - JSC Landis I Investor LLC	DE	100.00
CCI Industrial - JSC Landis II Investor LLC	DE	100.00
CCI Industrial - JSC Richey Investor LLC	DE	100.00
CCI Industrial - KDC Oncor Investor LLC	DE	100.00
CCI Industrial – M2G Inwood Investor LLC	DE	100.00
CCI Industrial - SM Cary Investor LLC	DE	100.00
CCI Industrial - SM Locust Grove Investor LLC	DE	100.00
CCI Industrial Holdings LLC	DE	100.00
CCI JSC Holdings LLC	DE	100.00
CCI MAC 5BW LLC	DE	100.00
CCI Manager LLC	DE	100.00
CCI MF Holdings LLC	DE	100.00
CCI MFH - HT Palmera Gateway Investor LLC	DE	100.00
CCI MFH – JLB 64M Investor LLC	DE	100.00
CCI MFH – JLB Cesar Chavez Investor LLC	DE	100.00
CCI MFH - JLB Washington Investor LLC	DE	100.00
CCI MFH – JLB West Cityline Investor LLC	DE	100.00
CCI MFH - KV Desert View Investor LLC	DE	100.00
CCI MFH - KV San Cierra Investor LLC	DE	100.00
CCI MFH - KV Tribeca/Encore Investor LLC	DE	100.00
CCI MFH - KV Vera Sanford Investor LLC	DE	100.00
CCI MFH - Morgan Oak Hill Investor LLC	DE	100.00
CCI MFH - Morgan Vista Clara Investor LLC	DE	100.00
CCI MFH - OHT Rowlett Investor LLC	DE	100.00
CCI MFH - WF Connerton Investor LLC	DE	100.00

CCI Residential LLC	DE	100.00
CCI Retail – GBT TX Sprouts Investor LLC	DE	100.00
CCI Retail Holdings LLC	DE	100.00
CCI SSL Funding LLC	DE	100.00
CCI SSL Holding LLC	DE	100.00
CCI Tysons SL, LLC	DE	100.00
CCI Westfields Investor LLC (fka CCI Ohana LLC)	DE	100.00
CCI/HTC, Inc.	DE	100.00
CCI-WF TP JV LLC	DE	90.00
Cedar Solar, LLC	NC	100.00
Clemina Hydro Power GP Ltd.	CAN	100.00
Clemina Hydro Power LP	CAN	99.00
Clemina Hydro Power LP	CAN	1.00
Community Investments, Inc.	DE	100.00
Compatriot Capital, Inc.	DE	100.00
Connect18 Energy Holdings, Inc.	DE	100.00
Connerton Apartments Owner, LLC	DE	100.00
Consolidated Investment Services, Inc.	DE	100.00
Constitution, LLC	DE	100.00
Controladora Briggs de Mexico, S. de R.L. de C.V.	MEX	99.00
Controladora Briggs de Mexico, S. de R.L. de C.V.	MEX	1.00
Cornwall Solar Center, LLC	NC	100.00
Crestwood Solar Center, LLC	NC	100.00
Dement Farm, LLC	NC	100.00
Duplin Solar II, LLC	NC	100.00
Durham Solar, LLC	NC	100.00
E2M Holdings, LLC	DE	30.00
E2M Partners, LLC	DE	100.00
Elevare Energy, LLC	DE	100.00
Elm Solar, LLC	NC	100.00
Enterhealth, LLC	TX	21.30
ESA Newton Grove 1 NC, LLC	NC	100.00
ESA Selma NC 1, LLC	NC	100.00
ESA Smithfield 1 NC, LLC	NC	100.00
Financeware Technologies, LLC	VA	100.00
Flagship Energy, LLC	DE	100.00
Forklift Operations de Mexico, S.A. de C.V.	MEX	99.00
Forklift Operations de Mexico, S.A. de C.V.	MEX	1.00
Forkway (Hire) Limited	GBR	100.00
Forkway Group Limited	GBR	100.00
Forkway Limited	GBR	100.00
Foundation X, LLC	DE	100.00
Galway Pland and Tool Hire Limited	IRL	100.00
GBT-CCI TX Sprouts JV, LLC	DE	82.00
Gerrity Bridge, LLC	DE	100.00
Gerrity Group, LLC	DE	100.00
Gerrity Holdings LLC	DE	40.00
Gerrity Prime 1, LLC	DE	99.00
Gerrity Prime 1, LLC	DE	1.00
Gerrity Retail Fund 3 Management, LLC	DE	100.00

Gerrity Retail Fund 3, L.P.	DE	40.00
Gerrity Retail Fund 3, L.P.	DE	0.00
Gerrity Retail Fund 3, L.P.	DE	4.30
Gerrity Retail Investors 3, LLC	DE	94.70
Gerrity Retail Partners 3, LLC	DE	100.00
GFL Access Limited	GBR	100.00
GFL Holdings Limited	GBR	100.00
Gila Bend Power Partners, LLC	DE	100.00
GRF Special, LLC	DE	0.00
GRF Special, LLC	DE	100.00
Gwynedd Forklifts Limited	GBR	100.00
H2 Fuels, Inc.	DE	100.00
Harrell's Hill Solar Center, LLC	NC	100.00
Heelstone Energy II, LLC	DE	100.00
Heelstone Energy III, LLC	DE	100.00
Heelstone Energy IV, LLC	DE	100.00
Heelstone Energy V, LLC	DE	100.00
Heelstone Energy VI, LLC	DE	100.00
Heelstone Energy VIII, LLC	DE	100.00
Heelstone Energy, LLC	DE	100.00
Heelstone Land Holdings, LLC	DE	100.00
Heestone Energy VII, LLC	DE	100.00
Heyday Insurance Agency LLC	DE	100.00
Highland Solar Center, LLC	NC	100.00
Hiremech Holdings Limited	GBR	100.00
Hiremech Limited	GBR	100.00
Hitec Lift Trucks Limited	GBR	100.00
Homesteaders One Holdco, Inc.	IA	48.00
HT Palmera Gateway Apartments, LLC	DE	100.00
HT Palmera Gateway Holdings, LLC	DE	85.00
HT Palmera Gateway Intermediate, LLC	DE	100.00
HyElement Power, Inc.	DE	100.00
Industrial US Holdings, Inc.	DE	100.00
Innovative Solar 23, LLC	NC	100.00
J.B. Plant Hire (Dungannon) Limited	GBR	100.00
J.B. Plant Hire Limited	GBR	100.00
Jackson-Shaw Company LLC	DE	100.00
Jackson-Shaw Holdings LLC	DE	44.75
JLB 2728 Cedar Springs, LP	TX	30.00
JLB 2728 Cedar Springs, LP	TX	70.00
JLB 64th and Mayo Phase I LLC	DE	87.50
JLB 64th and Mayo Phase I LLC	DE	5.00
JLB BUILDERS LLC	TX	100.00
JLB CCI Westfields LLC	DE	80.00
JLB CCI Westfields LLC	DE	11.62
JLB Cesar Chavez GP LLC	TX	100.00
JLB Cesar Chavez LP	TX	88.00
JLB Cesar Chavez LP	TX	4.63
JLB Cesar Chavez LP	TX	0.00
JLB Chapman GP LLC	DE	100.00

JLB Chapman LP	DE	98.00
JLB Chapman LP	DE	100.00
JLB Chapman LP	DE	2.00
JLB McLean LLC	DE	39.00
JLB McLean LLC	DE	21.90
JLB McLean Partners LP	DE	65.70
JLB Partners LLC	DE	40.00
JLB REALTY LLC	TX	100.00
JLB RESIDENTIAL LLC	TX	100.00
JLB Stafford Land LP	TX	100.00
JLB Washington GP LLC	TX	100.00
JLB Washington LP	TX	90.00
JLB Washington LP	TX	3.70
JLB Washington LP	TX	0.00
JLB West Cityline GP LLC	TX	100.00
JLB West Cityline LP	TX	85.00
JLB West Cityline LP	TX	9.61
JLB West Cityline LP	TX	0.00
JLB West Paces Phase I GP LLC	TX	100.00
JLB West Paces Phase I L.P.	TX	80.00
JLB West Paces Phase I L.P.	TX	19.00
JLB West Paces Phase I L.P.	TX	1.00
JSC Manager LLC	DE	100.00
JSC/TPRF V Centerpoint, LLC	TX	95.00
JSC/TPRF V Centerpoint, LLC	TX	3.25
JSC-CCI Georgetown I JV LLC	DE	94.00
JSC-CCI Georgetown I JV LLC	DE	3.50
JSC-CCI Georgetown II JV LLC	DE	95.00
JSC-CCI Georgetown II JV LLC	DE	3.50
JSC-CCI Lakeview I JV LLC	DE	95.00
JSC-CCI Lakeview I JV LLC	DE	3.50
JSC-CCI Lakeview I LLC	DE	100.00
JSC-CCI Lakeview I Mezz LLC	DE	100.00
JSC-CCI Lakeview II - SAF BTS, LLC	DE	100.00
JSC-CCI Lakeview II JV LLC	DE	95.00
JSC-CCI Lakeview II JV LLC	DE	3.50
JSC-CCI Landis I, LLC	DE	95.00
JSC-CCI Landis I, LLC	DE	3.50
JSC-CCI Landis II, LLC	DE	95.00
JSC-CCI Landis II, LLC	DE	3.50
JSC-CCI Richey, LLC	DE	95.00
JSC-CCI Richey, LLC	DE	3.50
K2 Development, LLC	DE	100.00
KDC HoldCo LLC	DE	100.00
KDC OEDC Investments One LP	TX	75.00
KDC Park Center Investments One LLC	DE	100.00
KDC Park Center Investments Two LLC	DE	100.00
Kenansville Solar Farm, LLC	NC	100.00
Keystone Energy Holdings, LLC	DE	100.00
KV Desert View Apartments, LLC	DE	100.00

KV Desert View Holdings, LLC	DE	90.00
KV Encore Apartments, LLC	DE	100.00
KV San Cierra Apartments, LLC	DE	100.00
KV San Cierra Holdings, LLC	DE	85.00
KV Tribeca Apartments, LLC	DE	100.00
KV Tribeca/Encore Holdings, LLC	DE	75.00
KV Vera Sanford Apartments, LLC	DE	100.00
KV Vera Sanford Holdings, LLC	DE	90.00
Kyle Kohlers Crossing, LLC	DE	100.00
Lafayette Solar I, LLC	NC	100.00
Lantern Insurance Company	IA	100.00
Laois Hire Services Limited	IRL	100.00
Laurinburg Solar, LLC	NC	100.00
Legacy KDC Holdings, LLC	DE	50.00
Littlefield Solar Center, LLC	NC	100.00
Maxim (GB) Limited	GBR	100.00
Mexcolift Servicios de Personnel, S. de R.L. de C.V.	MEX	99.00
Mexcolift Servicios de Personnel, S. de R.L. de C.V.	MEX	1.00
Midland National Life Insurance Company	IA	100.00
Midway Wind, LLC	DE	100.00
MNL Reinsurance Company	IA	100.00
Montacargas Yale de Mexico, S.A. de C.V.	MEX	99.00
Montacargas Yale de Mexico, S.A. de C.V.	MEX	1.00
Morgan Farm, LLC	NC	100.00
My Financial Freedom LLC	DE	100.00
Nashville Farms, LLC	NC	100.00
Neckar Investments Limited	GBR	100.00
New Forum Apartments JV Investors, LLC	DE	10.00
New Forum Owner LLC	DE	100.00
New Roots M Alterntative Holdings LLC	DE	100.00
New Roots M Trust	DE	100.00
New Roots N Alterntative Holdings LLC	DE	100.00
New Roots N Trust	DE	100.00
Neworld Energy Investor LLC	DE	90.00
Neworld.Energy Holdings, LLC	DE	25.00
Neworld.Energy Holdings, LLC	DE	3.00
Neworld.Energy LLC	NV	100.00
Nextgen Re Holdings, LLC	DE	100.00
Nishhen Denshi Limited	GBR	100.00
North American Company for Life and Health Insurance	IA	100.00
North Carolina Solar III, LLC	NC	100.00
Northern Forklift (Scotland) Limited	GBR	100.00
Northrock Financial Services, LLC	DE	100.00
Northrock Partners Holdco, LLC	DE	55.00
NorthRock Partners Intermediate, LLC	DE	55.00
NorthRock Partners Tax Services, LLC	DE	100.00
NorthRock Partners, LLC	DE	100.00
NRX Hockey, LLC	DE	100.00
Oak Hill MF Owner LLC	TX	100.00
Oak Hill MF Venture LLC	TX	95.00

OHT-CCI Rowlett JV LLC	DE	50.53
Oswego Gerrity Bridge, LLC	DE	100.00
Otter, Inc.	OK	100.00
Parkway Mortgage, Inc.	DE	100.00
Pathfinder Bison Bend, LLC	WY	100.00
Pathfinder Buzzard Bird Ranch, LLC	WY	100.00
Pathfinder Cardwell Access Ranch, LLC	WY	100.00
Pathfinder Cardwell Ranch, LLC	WY	100.00
Pathfinder Dumbell Ranch, LLC	WY	100.00
Pathfinder Land and Ranch Management, LLC	WY	100.00
Pathfinder Miracle Mile Ranch, LLC	WY	100.00
Pathfinder Pathfinder Ranch, LLC	WY	100.00
Pathfinder Perkins Ranch, LLC	WY	100.00
Pathfinder Ranches, LLC	WY	100.00
Pathfinder Sand Creek, LLC	WY	100.00
Pathfinder Stewart Creek Ranch, LLC	WY	100.00
Pathfinder Sun Ranch, LLC	WY	100.00
Pathfinder Two Iron Ranch, LLC	WY	100.00
Pent House Associates	DE	99.00
Pent House Associates	DE	1.00
PR Holdings Inc.	DE	100.00
Private Tax Services, LLC	DE	100.00
Property Disposition, Inc.	DE	100.00
PV Project Holdings I, LLC	NC	100.00
PV Project Holdings II, LLC	NC	100.00
PV Project Holdings III, LLC	NC	100.00
PV Project Holdings IV, LLC	NC	100.00
PV Project Holdings V, LLC	NC	100.00
Raeford Farm, LLC	NC	100.00
Red Hill Solar Center, LLC	NC	100.00
Red Toad 1425 A Powatan Road, LLC	NC	100.00
Redondo Prime 1, LLC	DE	100.00
Relay Energy Partners, LLC	DE	100.00
Rio Bravo Wind Capital, LLC	DE	100.00
Rio Bravo Wind Renewables, LLC	DE	100.00
Rockingham Solar, LLC	NC	100.00
Rosemount Holdings Ltd	ZZZ	100.00
RSG Hockey, LLC	DE	100.00
SAGE Assets, Inc.	DE	100.00
Samarcand Solar Farm, LLC	NC	100.00
Sammons BW, Inc.	DE	100.00
Sammons Capital, Inc.	DE	100.00
Sammons Corporation	DE	100.00
Sammons Distribution Holdings, Inc.	DE	100.00
Sammons Enterprises, Inc.	DE	100.00
Sammons Enterprises, Inc. ESOT	TX
Sammons Equity Alliance, Inc.	DE	100.00
Sammons Financial Group Asset Management, LLC	DE	100.00
Sammons Financial Group U.S. Insurance Holdings, LLC	DE	100.00
Sammons Financial Group Wealth Management Holdings, LLC	DE	100.00

Sammons Financial Group, Inc.	DE	100.00
Sammons Financial Network, LLC	DE	100.00
Sammons Industrial Capital, LLC	DE	100.00
Sammons Industrial, Inc.	DE	100.00
Sammons Infrastructure, Inc.	DE	100.00
Sammons Institutional Group, Inc.	DE	100.00
Sammons Power Development, Inc.	DE	100.00
Sammons Renewable Energy Canada Holdings Inc.	CAN	100.00
Sammons Renewable Energy Holdings, Inc.	DE	100.00
Sammons Warehouse Solutions, Inc.	DE	100.00
Serpentine Hydro Power LP	CAN	100.00
SFG Bermuda, LTD	BM	100.00
SFG Cary Investors, LLC	DE	95.00
SFG Cary, LLC	DE	100.00
SFG Fortuna, LLC	DE	100.00
SFG Locust Grove Investors, LLC	DE	95.00
SFG Locust Grove, LLC	GA	100.00
SFG Tenura, LLC	DE	100.00
Shelby Randolph Road Solar I, LLC	NC	100.00
SID Solar I, LLC	NC	100.00
SII TWC Holding Company, Inc.	DE	100.00
Silverstone Alexandria II Owner, LLC	DE	100.00
Silverstone Alexandria II, LP	DE	90.00
Silverstone Bethesda Owner, LLC	DE	100.00
Silverstone Bethesda, LP	DE	85.00
Silverstone Senior Living, LLC	DE	37.33
Silverstone Tysons Owner, LLC	DE	100.00
Silverstone Tysons, LP	DE	85.00
SitePro Rentals, Inc.	DE	100.00
Ski Partners II, LLC	DE	32.75
SLBCA Holding LLC	DE	100.00
Solberg Reinsurance Company	IA	100.00
Solent Forklift Trucks Limited	GBR	100.00
Sonterra Energy, LLC	DE	100.00
Soo Line Building City Apartments LLC	DE	100.00
SRE Blocker #1, Inc.	DE	100.00
SRE Blocker #2, Inc.	DE	100.00
SRE Blocker #3, Inc.	DE	100.00
SRE Blocker #4, Inc.	DE	100.00
SRE DevCo, Inc.	DE	100.00
SRE Focalpoint Holdings, Inc.	DE	100.00
SRE Focalpoint Member, LLC	DE	100.00
SRE Focalpoint, LLC	DE	100.00
SRE Hydro Canada Corp	CAN	100.00
SRE Hydro Canada General Services Ltd.	CAN	100.00
SRE Hydro Canada-1, LLC	DE	100.00
SRE Hydro DevCo, Inc.	DE	100.00
SRE Midway HoldCo LLC	DE	100.00
SRE Midway LLC	DE	100.00
SRE Midway Member LLC	DE	100.00

SRE NC Solar, LLC	DE	99.50
SRE OpCo, Inc.	DE	100.00
SRE Rio Bravo, LLC	DE	100.00
SRE Solar OpCo, Inc.	DE	100.00
SRE Utility Solar 1, LLC	DE	100.00
SRE Wind OpCo Inc.	DE	100.00
SRK Holdings, LLC	NC	100.00
SSL CCI Funding, LLC	DE	85.00
Stanford GP1, LLC	DE	100.00
Stewart Creek Grazing Association, LLC	WY	50.00
Stewart Creek Grazing Association, LLC	WY	50.00
Stone Roots M Alternative Holdings LLC	DE	100.00
Stone Roots M Trust	DE	100.00
Stone Roots N Alternative Holdings LLC	DE	100.00
Stone Roots N Trust	DE	100.00
Sweetgum Solar, LLC	NC	100.00
Sweetwater River Conservancy Bald and Golden Eagle Bank, LLC	WY	100.00
Sweetwater River Conservancy Greater Sage-Grouse Habitat Bank, LLC	WY	100.00
Sweetwater River Conservancy Wetland Mitigation Bank, LLC	WY	100.00
Sweetwater River Conservancy, LLC	WY	100.00
SWS Precision Warehouse Design LLC	DE	60.00
SWS ServiceCo, Inc.	DE	100.00
Sync Storage Solutions, Inc.	DE	100.00
Ton Roots M Trust	DE	100.00
Ton Roots N Trust	DE	100.00
Trail Boss Partners, LLC	DE	100.00
Trainingplus.Com Ltd.	ZZZ	100.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Union Gerrity Bridge, LLC	DE	100.00
Van Slyke Solar Center, LLC	NC	100.00
VGH/Dallas LLC	DE	70.00
Victory GP1, LLC	DE	100.00
Vista Clara MF Venture, LLC	DE	78.66
Vista Clara Owner LLC	DE	100.00
Wealthcare Advisory Partners LLC	DE	100.00
Wealthcare Capital Management IP, LLC	DE	100.00
Wealthcare Capital Management LLC	DE	100.00
Wealthcare Capital Partners LLC	DE	100.00
Wealthcare LLC	DE	100.00
Wealthcare Parent Holdings LLC	DE	100.00
Wealthcare Parent Inc.	DE	100.00
Wealthcare Partners, LLC	DE	100.00
Woodbine Legacy Holdings, LLC	DE	93.00
Woodbine Legacy Holdings, LLC	DE	7.00
Woodbine Legacy Investment Partners, LP	DE	45.70
Woodbine Legacy Pref Partners, LP	DE	42.10
Wooden Rifle Grazing Association, LLC	WY	20.00

Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
York Road Solar I, LLC	NC	100.00
ZV Solar 3, LLC	NC	100.00
Item 30. Indemnification
Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31a. Relationship of Principal Underwriter to Other Investment Companies
In addition to Midland National Life Separate Account C, Sammons Financial Network, LLC, the principal underwriter/distributor of the Registered Separate Account, is also the principal underwriter/distributor for variable universal life policies issued through Midland National Life Separate Account A.
Item 31b. Principal Underwriters
The directors and principal officers of Sammons Financial Network, LLC are as follows:

Name and Principal Business Address	Positions and Offices with Sammons Financial Network, LLC
William L. Lowe 8300 Mills Civic Parkway West Des Moines, IA 50266	President
Stephanie Surette 8300 Mills Civic Parkway West Des Moines, IA 50266	Chief Compliance Officer—Broker Dealer
Arlen Dykhuis 8300 Mills Civic Parkway West Des Moines, IA 50266	Financial Operations Principal
Brett Agnew 8300 Mills Civic Parkway West Des Moines, IA 50266	Corporate Secretary
Item 31c. Compensation of Principal Underwriters
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions*	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation**
Sammons Financial Network, LLC	$47,595,857	$0	$0	$14,171,402

*    Represents commissions paid on the LiveWell Variable Annuity, LiveWell Dynamic Annuity, and the Legacy Variable Annuity.

**    Represents an underwriting fee paid to Sammons Financial Network, LLC for LiveWell Variable Annuity contract, LiveWell Dynamic Annuity contract, and the Legacy Variable Annuity contract under Separate Account C.
Item 33. Management Services
No management related services are provided to the Registrant, except as discussed in Parts A and B.

Item 34. Fee Representation and Undertakings
With regard to the offering of the variable Subaccounts under this registration statement, Midland National Life Insurance Company represents that all fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risk assumed by Midland National Life Insurance Company.

With regard to the offering of the index-linked Cycle Investments under this registration statement, Midland National Life Insurance Company hereby undertakes:
1. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities
Act; and
2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Section 403(b) Representation
On behalf of Midland National Life Separate Account C, Midland National Life Insurance Company represents that the Separate Account is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registered Separate Account, Midland National Life Separate Account C, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, and State of Iowa, on this twentieth day of April, 2026.

MIDLAND NATIONAL LIFE SEPARATE
ACCOUNT C (REGISTERED SEPARATE ACCOUNT)

By:	/S/ Esfandyar E. Dinshaw
ESFANDYAR E. DINSHAW
Chairman of the Board

MIDLAND NATIONAL LIFE
INSURANCE COMPANY (INSURANCE COMPANY)

By:	/S/ Esfandyar E. Dinshaw
ESFANDYAR E. DINSHAW
Chairman of the Board
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title

/S/ * ESFANDYAR E. DINSHAW	Chairman of the Board of Directors & Chief Executive Officer (Principal Executive Officer)

/S/ * DANIEL E. EDSEN	Vice President, Chief Financial Officer & Treasurer (Principal Financial & Accounting Officer)

/S/ * DARRON K. ASH	Director

/S/ * THOMAS J. CORCORAN	Director

/S/ * SUSAN T. DEAKINS	Director

/S/ * GEORGE A. FISK	Director

/S/ * CARL M. HARRIS	Director

/S/ * WILLIAM D. HEINZ	Director

/S/ * MICHAEL J. LAFITTE	Director

/S/ * WILLIAM L. LOWE	Director

/S/ * GINA A. NORRIS	Director

/S/ * ROBERT R. TEKOLSTE	President & Director

*BY:	/s/ Brett Agnew	Date: April 20, 2026
Brett Agnew
Attorney-in-Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

Item	Exhibit

27(h)(65)	Participation agreement between Midland National Life Insurance Company and Principal Funds Distributor, Inc., Principal Variable Contract Funds, Inc., and Principal Shareholder Services, Inc.

27(h)(66)	Participation agreement between Midland National Life Insurance Company and Franklin Distributors, LLC

27(h)(67)
Amendment to the Participation agreement between Midland National Life Insurance Company and Principal Funds Distributor, Inc., Principal Variable Contract Funds, Inc., and Principal Shareholder Services, Inc.

27(h)(68)	Amendment to the Participation agreement between Midland National Life Insurance Company and Franklin Distributors, LLC

27(k)	Opinion and Consent of Counsel

27(l)	Consent of Independent Registered Public Accounting Firm

27(p)	Powers of Attorney